UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-23147
                                                    -----------

                     First Trust Exchange-Traded Fund VIII
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                       Date of fiscal year end: August 31
                                               -----------

                   Date of reporting period: August 31, 2018
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        First Trust CEF Income Opportunity ETF (FCEF)

        First Trust Municipal CEF Income Opportunity ETF (MCEF)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2018
----------------------------

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2018

Shareholder Letter...........................................................  1
Fund Performance Overview
   First Trust CEF Income Opportunity ETF (FCEF).............................  2
   First Trust Municipal CEF Income Opportunity ETF (MCEF)...................  5
Notes to Fund Performance Overview...........................................  8
Portfolio Commentary.........................................................  9
Understanding Your Fund Expenses............................................. 11
Portfolio of Investments
   First Trust CEF Income Opportunity ETF (FCEF)............................. 12
   First Trust Municipal CEF Income Opportunity ETF (MCEF)................... 14
Statements of Assets and Liabilities......................................... 16
Statements of Operations..................................................... 17
Statements of Changes in Net Assets.......................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Public Accounting Firm...................... 26
Additional Information....................................................... 27
Board of Trustees and Officers............................................... 32
Privacy Policy............................................................... 34

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust CEF Income Opportunity ETF ("FCEF") and the First Trust Municipal CEF Income Opportunity ETF ("MCEF" and together with FCEF, the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, which contains detailed information about the Funds for the twelve months ended August 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my February 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average ("DJIA") closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January 2018.

Many investors have been watching the Federal Reserve (the "Fed") and its signaled intention to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rates hikes are expected before year-end.

Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk more about equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)

The First Trust CEF Income Opportunity ETF (the "Fund") seeks to provide current income with a secondary emphasis on total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FCEF."

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (9/27/16)     Inception (9/27/16)
                                                           8/31/18            to 8/31/18              to 8/31/18
FUND PERFORMANCE
NAV                                                         8.09%               11.21%                  22.68%
Market Price                                                7.89%               11.21%                  22.67%

INDEX PERFORMANCE
Blended Benchmark (1)                                       7.47%               10.55%                  21.31%
---------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 8.)

-----------------------------
(1) The Blended Benchmark consists of the following two indices: 60% of the Morningstar US All Equity CEF Index which is a weighted average of the market price of closed-end funds that invest in U.S. equity securities; and 40% of the Morningstar US All Taxable Fixed Income CEF Index which is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
BlackRock Science & Technology Trust               5.64%
PIMCO Dynamic Credit and Mortgage
   Income Fund                                     4.44
KKR Income Opportunities Fund                      4.25
Eaton Vance Tax-Advantaged Global
   Dividend Income Fund                            4.19
DoubleLine Income Solutions Fund                   3.94
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                     3.92
Cohen & Steers REIT and Preferred
   Income Fund, Inc.                               3.79
Ares Dynamic Credit Allocation Fund, Inc.          3.74
Cohen & Steers Infrastructure Fund, Inc.           3.58
Gabelli Dividend & Income Trust (The)              3.47
                                                --------
     Total                                        40.96%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
WORLD REGIONS                                  INVESTMENTS
----------------------------------------------------------
North America                                     76.53%
Asia                                              11.74
Europe                                            11.73
                                                --------
     Total                                       100.00%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
MARKET CAPITALIZATION                          INVESTMENTS
----------------------------------------------------------
Large                                             34.95%
Mega                                              31.47
Mid                                               24.52
Small                                              6.94
Micro                                              2.12
                                                --------
     Total                                       100.00%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
CREDIT QUALITY (2)                             INVESTMENTS
----------------------------------------------------------
AAA                                                4.64%
AA                                                 0.48
A                                                  2.12
BBB                                               13.14
BB                                                25.61
B                                                 32.69
CCC-D                                             13.81
NR                                                 6.73
Other                                              0.78
                                                --------
     Total                                       100.00%
                                                ========

-----------------------------
(2) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      SEPTEMBER 27, 2016 - AUGUST 31, 2018

                      First Trust CEF Income       Blended
                         Opportunity ETF          Benchmark
9/28/16                      $10,000               $10,000
2/28/17                       10,698                10,667
8/31/17                       11,348                11,239
2/28/18                       11,572                11,452
8/31/18                       12,267                12,131


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH AUGUST 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 28, 2016 (commencement of trading) through August 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/28/16 - 8/31/17         178             13               0             1
9/1/17 - 8/31/18          137              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/28/16 - 8/31/17          42              0               0             0
9/1/17 - 8/31/18          115              0               0             0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)

The First Trust Municipal CEF Income Opportunity ETF (the "Fund") seeks to provide current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities some or all of which pay interest that is exempt from regular federal income taxes. The Fund may also invest in exchange-traded funds. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "MCEF."

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (9/27/16)     Inception (9/27/16)
                                                           8/31/18            to 8/31/18              to 8/31/18
FUND PERFORMANCE
NAV                                                         -3.09%              -2.03%                  -3.87%
Market Price                                                -3.19%              -2.04%                  -3.88%

INDEX PERFORMANCE
Morningstar US National & High Yield Municipal CEF Index    -2.57%              -1.38%                  -2.64%
---------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 8.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
BlackRock Municipal 2030 Target Term Trust         5.06%
PIMCO Short Term Municipal Bond Active
   Exchange-Traded Fund                            4.55
PIMCO Intermediate Municipal Bond Active
   Exchange-Traded Fund                            4.42
Nuveen Intermediate Duration Municipal
   Term Fund                                       4.10
Nuveen Municipal Value Fund, Inc.                  4.10
BlackRock Muni Intermediate Duration
   Fund, Inc.                                      4.04
BlackRock MuniYield Quality Fund III, Inc.         3.75
Nuveen Enhanced Municipal Value Fund               3.53
Western Asset Municipal Partners Fund, Inc.        3.49
BlackRock Long-Term Municipal Advantage
   Trust                                           3.44
                                                --------
     Total                                        40.48%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
TOP STATE EXPOSURE                             INVESTMENTS
----------------------------------------------------------
California                                        11.64%
Illinois                                          11.09
New York                                           9.21
Texas                                              8.49
Florida                                            7.19
                                                --------
     Total                                        47.62%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY (1)                             INVESTMENTS
----------------------------------------------------------
AAA                                               10.29%
AA                                                28.40
A                                                 26.16
BBB                                               17.72
BB                                                 4.80
B                                                  3.22
CCC-D                                              0.71
NR                                                 6.77
Other                                              1.93
                                                --------
     Total                                       100.00%
                                                ========

-----------------------------
(1) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      SEPTEMBER 27, 2016 - AUGUST 31, 2018

              First Trust Municipal CEF           Morningstar US National & High
               Income Opportunity ETF               Yield Municipal CEF Index
9/28/16                $10,000                               $10,000
2/28/17                  9,433                                 9,375
8/31/17                  9,919                                 9,993
2/28/18                  9,415                                 9,442
8/31/18                  9,613                                 9,736


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH AUGUST 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 28, 2016 (commencement of trading) through August 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/28/16 - 8/31/17         207             17               0             0
9/1/17 - 8/31/18          188              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/28/16 - 8/31/17          10              0               0             0
9/1/17 - 8/31/18           63              0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)


                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust CEF Income Opportunity ETF ("FCEF") and the First Trust Municipal CEF Income Opportunity ETF ("MCEF" and together with FCEF, the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, and is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and certain other services necessary for the management of the portfolios.

                              PORTFOLIO MANAGEMENT

Ken Fincher, Senior Vice President of First Trust, is the Funds' portfolio manager and has responsibility for the day-to-day management of each Fund's investment portfolio. Mr. Fincher has over 25 years of experience in financial markets. His current responsibilities include management of two First Trust exchange-traded funds and separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by financial analysts and his peers in the closed-end fund community and served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business.

                                   COMMENTARY

FCEF

MARKET RECAP

Through the fiscal year ended August 31, 2018, equity and taxable fixed income closed-end funds ("CEFs") have returned 7.47% as measured by the FCEF's 60/40 Blended Benchmark(1) (the "Benchmark").

Discounts to net asset value ("NAV") narrowed slightly during the year. The discount of the Morningstar US All Equity CEF Index narrowed from -5.25% to -5.01%, and the discount of the Morningstar US All Taxable Fixed Income CEF Index narrowed from -2.81% to -2.68% during the year. The Benchmark's discount narrowed from -4.27% to -4.08%.

PERFORMANCE ANALYSIS

On an NAV basis through the fiscal year ended August 31, 2018, FCEF provided a total return of 8.09%. FCEF's Benchmark provided a total return of 7.47% over this period. FCEF's NAV total return outperformed the Benchmark's total return by 0.62%. FCEF's share price return of 7.89% outperformed the Benchmark's total return by 0.42%.

The primary factors of outperformance relative to the Benchmark were due primarily to the selection of the securities within the Taxable Fixed Income closed-end fund market, as well as within the Equity closed-end fund market. Taxable Fixed Income closed-end fund securities selection provided excess return of 0.50%, while Equity closed-end fund securities selection provided excess return of 0.37%, according to Bloomberg. FCEF carried a cash position of approximately 3% during the fiscal year, which detracted slightly from total return. Having cash on hand did allow for FCEF to enter several new attractive positions as opportunities arose during FCEF's first full fiscal year.

MARKET AND FUND OUTLOOK

During the fiscal year ended August 31, 2018, the Equity and Taxable Fixed Income CEF markets experienced five initial public offerings ("IPOs") totaling just over half a billion dollars, with four of these five IPOs having a term structure with a set maturity date. During the same period one year ago, there were nine IPOs totaling $1.8 billion. Many of these types of funds strive to return a set amount at the stated maturity date, though most do not make any guarantees. Some funds also allow for a shareholder vote to extend the maturity date, and some include the option to convert the fund to an open-end management investment company with a majority shareholder vote. We continue to see light issuance in the closed-end fund market.

There continued to be a modest amount of corporate actions and activism in the CEF market throughout the fiscal year, and we have witnessed tender offers, rights offerings, several fund liquidations, discount management plans such as share repurchase programs and managed distributions, proxy fights, and other activities. We continue to keep a watchful eye for any opportunities that may arise in this realm to attempt to deliver alpha to shareholders.

(1) The Blenched Benchmark consists of the following two indices: 60% of the Morningstar US All Equity CEF Index which is a weighted average of the market price of closed-end funds that invest in U.S. equity securities; and 40% of the Morningstar US All Taxable Fixed Income CEF Index which is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)

Today, despite the overall move from active management to passive investing in the U.S., we believe that CEF investors are better served in a strategy that allows for investment decisions to be made continually versus having to wait for the next quarterly rebalance. The ongoing change in performance leadership within and between the Equity and Taxable Fixed Income closed-end funds will continue to be a challenge, in our opinion. In looking at funds from the top down, future rate increases by the Federal Reserve may be pivotal as they may provide a tipping point for fixed-income investing. On the equity side, uncertainty around trade negotiations has been a fear of many equity investors, but we have continued to see growth despite the uncertainties, and as a result, growth in net asset values of many Equity closed-end funds. As an investor, we will continue to focus on buying funds based on fundamentals. As we move into the next fiscal year, we will continue to seek to identify opportunities that can provide strategy investors with the potential for an attractive total return, whether it be on the Equity or Fixed Income side of the ledger.

MCEF

MARKET RECAP

Through the fiscal year ended August 31, 2018, municipal CEFs have returned -2.57% as measured by the Morningstar US National & High Yield Municipal CEF Index (the "Benchmark"). Performance during the fiscal period trended lower the first five months before flattening out in early February 2018. Share price weakness also caused the average discount on the Benchmark to gap out during the same period from -2.71% to -6.87% at year-end.

Some drivers related to the weakness to begin the fiscal year included fund distribution cuts, higher borrowing costs, year-end tax selling, and geopolitical concerns.

PERFORMANCE ANALYSIS

On an NAV basis through the fiscal year ended August 31, 2018, MCEF provided a total return of -3.09%. MCEF's Benchmark provided a total return of -2.57% over this period. MCEF's NAV total return trailed the Benchmark's total return by -0.52%. MCEF's share price return of -3.19% trailed the Benchmark's total return by -0.62%.

MCEF continued to be defensively positioned throughout the reporting period, with tilts towards shorter duration CEFs and exchange-traded funds ("ETFs"). Positioning paid benefits in late 2017 and early 2018 as municipal CEFs experienced a steep sell-off. However, as the market flattened out in early February 2018, MCEF's defensive positioning allowed for a slight underperformance through year-end.

MARKET AND FUND OUTLOOK

The new issue market in municipal CEFs continued to be closed as sponsors have been unable to generate enough interest to bring new funds to market. In addition, we continue to see a number of sponsors looking to merge funds together in order to create more efficiency in their product line-up. The municipal CEF space represents approximately 33% of the assets in the US-listed CEF marketplace, according to the ICI ("Investment Company Institute"), totaling $87 billion in assets as of June 30, 2018.

MCEF continues to hold a defensive posture relative to its Benchmark with an overweight tilt to shorter duration municipal CEFs (24.92%), some of which having a term structure. MCEF holds a small cash position (2.82%) as of fiscal year-end, and nearly 12% in municipal ETFs.

We assess the earnings potential and distribution stability of funds in the portfolio, and funds currently excluded from the portfolio. We search for funds with stable or growing UNII ("Undistributed Net Investment Income") balances, though they have become increasingly harder to find in the market. The continuing strength of the underlying municipal market will continue to serve municipal CEF investors well, in our opinion. We believe tight supply, along with continued investor demand for municipal securities, should help support fund NAVs. Headwinds related to municipal CEFs continue to play a role. Municipal CEFs have seen their earnings fall as older, higher coupon bonds are called, and the cost of leverage moves higher with Federal Open Market Committee action on short-term interest rates. We believe these two factors will continue to cause reductions in common shareholder earnings, which will lead to municipal CEF distribution reductions. We believe these reductions will continue to thwart any measurable price appreciation in municipal CEFs. Being an active manager has allowed us to get ahead of these events and to position the portfolio to potentially take advantage of expected future share price weakness. In closing, it should be noted that current fund valuations are signaling that we are near an inflection point in municipal CEFs, in our view.

FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2018 (UNAUDITED)

As a shareholder of First Trust CEF Income Opportunity ETF or First Trust Municipal CEF Income Opportunity ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUALIZED
                                                                                     EXPENSE RATIO   EXPENSES PAID
                                                     BEGINNING         ENDING        BASED ON THE      DURING THE
                                                   ACCOUNT VALUE    ACCOUNT VALUE      SIX MONTH       SIX MONTH
                                                   MARCH 1, 2018   AUGUST 31, 2018      PERIOD       PERIOD (a) (b)
-------------------------------------------------------------------------------------------------------------------
FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)
Actual                                               $1,000.00        $1,060.10          0.85%           $4.41
Hypothetical (5% return before expenses)             $1,000.00        $1,020.92          0.85%           $4.33

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)
Actual                                               $1,000.00        $1,021.00          0.75%           $3.82
Hypothetical (5% return before expenses)             $1,000.00        $1,021.42          0.75%           $3.82


(a) Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which each Fund invests.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1, 2018 through August 31, 2018), multiplied by 184/365 (to reflect the six-month period).

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CLOSED-END FUNDS -- 97.2%
               CAPITAL MARKETS -- 97.2%
       56,223  Advent Claymore Convertible
                  Securities and Income Fund            $     889,448
       36,366  AllianzGI Convertible & Income
                  2024 Target                                 338,567
        7,297  Apollo Tactical Income Fund, Inc.              113,468
      105,389  Ares Dynamic Credit Allocation
                  Fund, Inc.                                1,665,146
       46,990  Barings Global Short Duration
                  High Yield Fund                             932,282
       32,139  BlackRock Corporate High Yield
                  Fund, Inc.                                  343,887
       39,178  BlackRock Income Trust, Inc.                   226,057
       36,251  BlackRock Multi-Sector Income
                  Trust                                       639,468
       71,055  BlackRock Science & Technology
                  Trust                                     2,508,953
       53,638  Blackstone / GSO Strategic Credit
                  Fund                                        855,526
        3,862  Central Securities Corp.                       114,895
       67,654  Cohen & Steers Infrastructure
                  Fund, Inc.                                1,591,222
       84,254  Cohen & Steers REIT and
                  Preferred Income Fund, Inc.               1,686,765
       86,014  DoubleLine Income Solutions
                  Fund                                      1,752,105
       60,253  Eaton Vance Short Duration
                  Diversified Income Fund                     771,841
       71,637  Eaton Vance Tax-Advantaged
                  Dividend Income Fund                      1,745,794
      104,453  Eaton Vance Tax-Advantaged
                  Global Dividend Income Fund               1,864,486
       40,605  Eaton Vance Tax-Advantaged
                  Global Dividend Opportunities
                  Fund                                      1,030,149
        1,198  Gabelli Convertible and Income
                  Securities Fund, Inc.                         7,919
       64,199  Gabelli Dividend & Income Trust
                  (The)                                     1,542,060
       25,153  General American Investors Co.,
                  Inc.                                        928,146
       61,369  John Hancock Tax-Advantaged
                  Dividend Income Fund                      1,434,807
      112,005  KKR Income Opportunities Fund                1,890,644
       18,216  Lazard Global Total Return and
                  Income Fund, Inc.                           326,066
       48,403  Macquarie Global Infrastructure
                  Total Return Fund, Inc.                   1,063,898
       25,364  Morgan Stanley China A Share
                  Fund, Inc.                                  541,268
      111,961  Nuveen Credit Strategies Income
                  Fund                                        890,090
       89,064  Nuveen Diversified Dividend &
                  Income Fund                                 996,537
       82,406  Nuveen Preferred & Income
                  Opportunities Fund                          773,792


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       40,078  Nuveen Real Asset Income and
                  Growth Fund                           $     661,688
       27,133  Nuveen Short Duration Credit
                  Opportunities Fund                          450,136
       56,061  Nuveen Tax-Advantaged Dividend
                  Growth Fund                                 983,871
       95,765  PGIM Global Short Duration High
                  Yield Fund, Inc.                          1,321,557
       81,337  PIMCO Dynamic Credit and
                  Mortgage Income Fund                      1,974,862
        8,387  PIMCO Income Opportunity Fund                  229,804
       47,101  Principal Real Estate Income Fund              862,419
       23,425  Royce Micro-Cap Trust, Inc.                    249,945
       56,317  Royce Value Trust, Inc.                        944,436
       22,481  Source Capital, Inc.                           906,434
       42,285  Tekla Healthcare Investors                     980,589
       74,797  Tekla Healthcare Opportunities
                  Fund                                      1,397,956
       39,742  Templeton Emerging Markets
                  Fund                                        580,631
       22,113  Tortoise Pipeline & Energy Fund,
                  Inc.                                        392,063
       39,915  Tortoise Power and Energy
                  Infrastructure Fund, Inc.                   774,351
       39,055  Tri-Continental Corp.                        1,091,978
       67,427  Western Asset Emerging Markets
                  Debt Fund, Inc.                             914,984
       18,594  Western Asset Variable Rate
                  Strategic Fund, Inc.                        303,454
                                                        -------------
               TOTAL CLOSED-END FUNDS
                  -- 97.2%                                 44,486,444
               (Cost $42,583,448)                       -------------

               MONEY MARKET FUNDS -- 3.0%
    1,341,542  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional Class -
                  1.84% (a)                                 1,341,542
               (Cost $1,341,542)                        -------------

               TOTAL INVESTMENTS -- 100.2%                 45,827,986
               (Cost $43,924,990) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.2)%                       (74,421)
                                                        -------------
               NET ASSETS -- 100.0%                     $  45,753,565
                                                        =============

(a)   Rate shown reflects yield as of August 31, 2018.

(b) Aggregate cost for federal income tax purposes is $43,960,292. As of August 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,531,772 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $664,078. The net unrealized appreciation was $1,867,694.


Page 12                 See Notes to Financial Statements

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1          LEVEL 2          LEVEL 3
                        ---------------------------------------------
Closed-End Funds*       $44,486,444      $        --      $        --
Money Market Funds        1,341,542               --               --
                        ---------------------------------------------
Total Investments       $45,827,986      $        --      $        --
                        =============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 13

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CLOSED-END FUNDS -- 85.5%
               CAPITAL MARKETS -- 85.5%
        9,092  BlackRock California Municipal
                  2018 Term Trust                       $     135,289
        9,361  BlackRock Florida Municipal
                  2020 Term Trust                             133,581
        9,611  BlackRock Investment Quality
                  Municipal Trust, Inc.                       136,092
       39,088  BlackRock Long-Term Municipal
                  Advantage Trust                             451,076
       40,206  BlackRock Muni Intermediate
                  Duration Fund, Inc.                         530,317
       21,054  BlackRock Municipal 2018 Term
                  Trust                                       316,442
       31,110  BlackRock Municipal 2030 Target
                  Term Trust                                  664,509
       19,338  BlackRock Municipal Income
                  Investment Quality Trust                    261,837
       14,906  BlackRock Municipal Income
                  Trust                                       193,927
       19,051  BlackRock Municipal Income
                  Trust II                                    262,332
       15,693  BlackRock MuniHoldings
                  Investment Quality Fund                     199,772
       10,775  BlackRock MuniHoldings Quality
                  Fund, Inc.                                  128,761
       31,531  BlackRock MuniYield Quality
                  Fund II, Inc.                               378,372
       39,495  BlackRock MuniYield Quality
                  Fund III, Inc.                              492,108
        2,275  BlackRock New York Municipal
                  2018 Term Trust                              33,852
       17,121  DTF Tax-Free Income, Inc.                      227,709
       21,255  Eaton Vance Municipal Income
                  2028 Term Trust                             410,647
       15,361  Eaton Vance National Municipal
                  Opportunities Trust                         336,252
       19,732  Invesco Municipal Trust                        233,627
       11,200  Invesco Pennsylvania Value
                  Municipal Income Trust                      135,632
       33,693  Invesco Quality Municipal Income
                  Trust                                       404,316
       21,166  Invesco Trust for Investment
                  Grade Municipals                            256,744
       21,975  MainStay MacKay DefinedTerm
                  Municipal Opportunities Fund                436,863
       24,346  Neuberger Berman Municipal
                  Fund, Inc.                                  331,836
       24,163  Nuveen AMT-Free Municipal
                  Credit Income Fund                          361,720
       26,006  Nuveen AMT-Free Quality
                  Municipal Income Fund                       336,778
       32,835  Nuveen Enhanced Municipal
                  Value Fund                                  462,974
       43,050  Nuveen Intermediate Duration
                  Municipal Term Fund                         538,124


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       11,011  Nuveen Intermediate Duration
                  Quality Municipal Term Fund           $     138,298
       40,809  Nuveen Municipal 2021 Target
                  Term Fund                                   386,869
       27,912  Nuveen Municipal Credit Income
                  Fund                                        413,377
       56,685  Nuveen Municipal Value Fund,
                  Inc.                                        537,374
       20,113  Nuveen Quality Municipal Income
                  Fund                                        265,492
        7,149  Nuveen Select Tax-Free Income
                  Portfolio                                   100,586
       21,886  Western Asset Intermediate Muni
                  Fund, Inc.                                  188,001
        7,601  Western Asset Municipal Defined
                  Opportunity Trust, Inc.                     160,989
        9,551  Western Asset Municipal High
                  Income Fund, Inc.                            68,958
       32,371  Western Asset Municipal Partners
                  Fund, Inc.                                  458,373
                                                        -------------
               TOTAL CLOSED-END FUNDS
                  -- 85.5%                                 11,509,806
               (Cost $12,078,868)                       -------------

               EXCHANGE-TRADED FUNDS -- 12.0%
               CAPITAL MARKETS -- 12.0%
        3,700  Invesco VRDO Tax-Free Weekly
                  ETF                                          92,130
       10,981  PIMCO Intermediate Municipal
                  Bond Active Exchange-Traded
                  Fund                                        580,126
       11,940  PIMCO Short Term Municipal
                  Bond Active Exchange-Traded
                  Fund                                        596,642
       10,856  VanEck Vectors High-Yield
                  Municipal Index ETF                         342,290
                                                        -------------
               TOTAL EXCHANGE-TRADED FUNDS
                  -- 12.0%                                  1,611,188
               (Cost $1,611,513)                        -------------

               TOTAL INVESTMENTS -- 97.5%                  13,120,994
               (Cost $13,690,381) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 2.5%                         333,233
                                                        -------------
               NET ASSETS -- 100.0%                     $  13,454,227
                                                        =============

(a) Aggregate cost for federal income tax purposes is $13,694,474. As of August 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $26,530 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $600,010. The net unrealized depreciation was $573,480.


Page 14                 See Notes to Financial Statements

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1          LEVEL 2          LEVEL 3
                        ---------------------------------------------
Closed-End Funds*       $11,509,806      $        --      $        --
Exchange-Traded Funds*    1,611,188               --               --
                        ---------------------------------------------
Total Investments       $13,120,994      $        --      $        --
                        =============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 15

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2018

                                                                                                      FIRST TRUST
                                                                               FIRST TRUST           MUNICIPAL CEF
                                                                               CEF INCOME               INCOME
                                                                             OPPORTUNITY ETF        OPPORTUNITY ETF
                                                                                 (FCEF)                 (MCEF)
                                                                             ---------------        ---------------
ASSETS:
Investments, at value..................................................      $    45,827,986        $    13,120,994
Cash...................................................................                7,665                379,529
Receivables:
   Dividends...........................................................               71,119                 32,371
                                                                             ---------------        ---------------
   Total Assets........................................................           45,906,770             13,532,894
                                                                             ---------------        ---------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................              122,526                 70,108
   Investment advisory fees............................................               30,679                  8,559
                                                                             ---------------        ---------------
   Total Liabilities...................................................              153,205                 78,667
                                                                             ---------------        ---------------
NET ASSETS.............................................................      $    45,753,565        $    13,454,227
                                                                             ===============        ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    43,650,602        $    14,095,924
Par value..............................................................               20,550                  7,500
Accumulated net investment income (loss)...............................               23,208                     --
Accumulated net realized gain (loss) on investments....................              156,209                (79,810)
Net unrealized appreciation (depreciation) on investments..............            1,902,996               (569,387)
                                                                             ---------------        ---------------
NET ASSETS.............................................................      $    45,753,565        $    13,454,227
                                                                             ===============        ===============
NET ASSET VALUE, per share.............................................      $         22.26        $         17.94
                                                                             ===============        ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            2,055,000                750,002
                                                                             ===============        ===============
Investments, at cost...................................................      $    43,924,990        $    13,690,381
                                                                             ===============        ===============


Page 16                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2018

                                                                                                      FIRST TRUST
                                                                               FIRST TRUST           MUNICIPAL CEF
                                                                               CEF INCOME               INCOME
                                                                             OPPORTUNITY ETF        OPPORTUNITY ETF
                                                                                 (FCEF)                 (MCEF)
                                                                             ---------------        ---------------
INVESTMENT INCOME:
Dividends..............................................................      $     1,391,190        $       579,878
                                                                             ---------------        ---------------
   Total investment income.............................................            1,391,190                579,878
                                                                             ---------------        ---------------
EXPENSES:
Investment advisory fees...............................................              296,426                101,398
                                                                             ---------------        ---------------
   Total expenses......................................................              296,426                101,398
                                                                             ---------------        ---------------
NET INVESTMENT INCOME (LOSS)...........................................            1,094,764                478,480
                                                                             ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................              318,169                (67,206)
   In-kind redemptions.................................................              752,510                 38,999
   Distribution of capital gains from investment companies.............              448,963                  3,060
                                                                             ---------------        ---------------
Net realized gain (loss)...............................................            1,519,642                (25,147)
Net change in unrealized appreciation (depreciation) on investments....              202,496               (942,279)
                                                                             ---------------        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            1,722,138               (967,426)
                                                                             ---------------        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     2,816,902        $      (488,946)
                                                                             ===============        ===============


                        See Notes to Financial Statements                Page 17

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FIRST TRUST                        FIRST TRUST
                                                                          CEF INCOME                    MUNICIPAL CEF INCOME
                                                                       OPPORTUNITY ETF                    OPPORTUNITY ETF
                                                                           (FCEF)                              (MCEF)
                                                               --------------------------------   --------------------------------
                                                                    YEAR            PERIOD             YEAR            PERIOD
                                                                    ENDED            ENDED             ENDED            ENDED
                                                                  8/31/2018      8/31/2017 (a)       8/31/2018      8/31/2017 (a)
                                                               ---------------  ---------------   ---------------  ---------------
OPERATIONS:
Net investment income (loss).............................      $     1,094,764  $       990,125   $       478,480  $       278,447
Net realized gain (loss).................................            1,519,642         (132,033)          (25,147)          31,391
Net change in unrealized appreciation (depreciation).....              202,496        1,700,500          (942,279)         372,892
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................            2,816,902        2,558,592          (488,946)         682,730
                                                               ---------------  ---------------   ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................           (1,571,800)        (655,486)         (478,497)        (276,405)
Net realized gain........................................             (180,975)        (101,850)               --               --
Return of capital........................................                   --          (88,114)          (13,754)         (23,596)
                                                               ---------------  ---------------   ---------------  ---------------
Total distributions to shareholders......................           (1,752,775)        (845,450)         (492,251)        (300,001)
                                                               ---------------  ---------------   ---------------  ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................           21,813,751       29,804,013         3,745,622       15,843,594
Cost of shares redeemed..................................           (8,641,468)              --        (2,751,117)      (2,785,404)
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................           13,172,283       29,804,013           994,505       13,058,190
                                                               ---------------  ---------------   ---------------  ---------------
Total increase (decrease) in net assets..................           14,236,410       31,517,155            13,308       13,440,919
NET ASSETS:
Beginning of period......................................           31,517,155               --        13,440,919               --
                                                               ---------------  ---------------   ---------------  ---------------
End of period............................................      $    45,753,565  $    31,517,155   $    13,454,227  $    13,440,919
                                                               ===============  ===============   ===============  ===============
Accumulated net investment income (loss)
   at end of period......................................      $        23,208  $            --   $            --  $            --
                                                               ===============  ===============   ===============  ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................            1,455,000               --           700,002               --
Shares sold..............................................            1,000,000        1,455,000           200,000          850,002
Shares redeemed..........................................             (400,000)              --          (150,000)        (150,000)
                                                               ---------------  ---------------   ---------------  ---------------
Shares outstanding, end of period........................            2,055,000        1,455,000           750,002          700,002
                                                               ===============  ===============   ===============  ===============


(a) Inception date is September 27, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 18                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)

                                                                      YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                    8/31/2018      8/31/2017 (a)
                                                                 ---------------  ---------------
Net asset value, beginning of period............................    $   21.66        $   20.05
                                                                    ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................         0.78             1.02
Net realized and unrealized gain (loss).........................         0.93             1.61
                                                                    ---------        ---------
Total from investment operations................................         1.71             2.63
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................................        (1.01)           (0.79)
Net realized gain...............................................        (0.10)           (0.12)
Return of capital...............................................           --            (0.11)
                                                                    ---------        ---------
Total distributions.............................................        (1.11)           (1.02)
                                                                    ---------        ---------
Net asset value, end of period..................................    $   22.26        $   21.66
                                                                    =========        =========
TOTAL RETURN (b)................................................         8.09%           13.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................    $  45,754        $  31,517
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)...............         0.85%            0.85% (d)
Ratio of net investment income (loss) to average net assets.....         3.14%            5.99% (d)
Portfolio turnover rate (e).....................................           15%              23%


FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)

                                                                      YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                    8/31/2018      8/31/2017 (a)
                                                                 ---------------  ---------------
Net asset value, beginning of period............................    $   19.20        $   20.05
                                                                    ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................         0.64             0.61
Net realized and unrealized gain (loss).........................        (1.24)           (0.80)
                                                                    ---------        ---------
Total from investment operations................................        (0.60)           (0.19)
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................................        (0.64)           (0.61)
Return of capital...............................................        (0.02)           (0.05)
                                                                    ---------        ---------
Total distributions.............................................        (0.66)           (0.66)
                                                                    ---------        ---------
Net asset value, end of period..................................    $   17.94        $   19.20
                                                                    =========        =========
TOTAL RETURN (b)................................................        (3.09)%          (0.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................    $  13,454        $  13,441
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)...............         0.75%            0.75% (d)
Ratio of net investment income (loss) to average net assets.....         3.54%            3.59% (d)
Portfolio turnover rate (e).....................................           11%              18%


(a) Inception date is September 27, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the two funds listed below. The shares of each fund are listed and traded on The Nasdaq Stock Market LLC ("Nasdaq").

    First Trust CEF Income Opportunity ETF - (Nasdaq ticker "FCEF")
    First Trust Municipal CEF Income Opportunity ETF - (Nasdaq ticker "MCEF")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities.

Each Fund is an actively managed exchange-traded fund and principally invests in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges ("Closed-End Funds"). FCEF's primary investment objective is to provide current income with a secondary emphasis on total return. MCEF's investment objective is to provide current income. Each Fund seeks to achieve its investment objective(s) by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in Closed-End Funds. MCEF invests in Closed-End Funds ("Municipal Closed-End Funds") which invest primarily in municipal debt securities some or all of which pay interest that is exempt from regular federal income taxes ("Municipal Securities"). MCEF may also invest in exchange-traded funds. Closed-End Funds issue shares of common stock that are traded on a securities exchange. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of Closed-End Funds in the secondary market.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid monthly by each Fund. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2018 was as follows:

                                                               Distributions  Distributions  Distributions  Distributions
                                                                 paid from      paid from      paid from      paid from
                                                                 Ordinary        Capital      Tax-Exempt      Return of
                                                                  Income          Gains         Income         Capital
                                                               -------------  -------------  -------------  -------------
First Trust CEF Income Opportunity ETF                         $   1,571,800  $     180,975  $          --  $          --
First Trust Municipal CEF Income Opportunity ETF                       4,522             --        473,975         13,754

The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2017 was as follows:

                                                               Distributions  Distributions  Distributions  Distributions
                                                                 paid from      paid from      paid from      paid from
                                                                 Ordinary        Capital      Tax-Exempt      Return of
                                                                  Income          Gains         Income         Capital
                                                               -------------  -------------  -------------  -------------
First Trust CEF Income Opportunity ETF                         $     655,486  $     101,850  $          --  $      88,114
First Trust Municipal CEF Income Opportunity ETF                       2,081             --        274,324         23,596

As of August 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                              Accumulated        Net
                                                                              Undistributed   Capital and    Unrealized
                                                                                Ordinary         Other      Appreciation
                                                                                 Income       Gain (Loss)   (Depreciation)
                                                                              -------------  -------------  -------------
First Trust CEF Income Opportunity ETF                                        $      23,208  $     191,511  $   1,867,694
First Trust Municipal CEF Income Opportunity ETF                                         --        (75,717)      (573,480)

D. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

In addition, the First Trust Municipal CEF Income Opportunity ETF intends to invest in such Municipal Closed-End Funds to allow it to qualify to pass through "exempt dividends" as defined in the Internal Revenue Code.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017 and 2018 remain open to federal and state audit. As of August 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2018, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.

                                                               Non-Expiring
                                                               Capital Loss
                                                               Carryforwards
                                                               -------------
First Trust CEF Income Opportunity ETF                         $          --
First Trust Municipal CEF Income Opportunity ETF                      75,717

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2018, the adjustments for each Fund were as follows:

                                                                                               Accumulated
                                                                               Accumulated     Net Realized
                                                                              Net Investment   Gain (Loss)       Paid-in
                                                                              Income (Loss)   on Investments     Capital
                                                                              --------------  --------------  --------------
First Trust CEF Income Opportunity ETF                                        $      500,244  $   (1,283,695) $      783,451
First Trust Municipal CEF Income Opportunity ETF                                          17         (40,991)         40,974

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

F. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Funds' assets and is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. FCEF and MCEF have each agreed to pay First Trust an annual unitary management fee equal to 0.85% and 0.75% of its average daily net assets, respectively. In addition, each Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                 Purchases         Sales
                                                                ------------    ------------
First Trust CEF Income Opportunity ETF                          $  6,506,001    $  4,980,035
First Trust Municipal CEF Income Opportunity ETF                   1,863,783       1,365,367

For the fiscal year ended August 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                 Purchases         Sales
                                                                ------------    ------------
First Trust CEF Income Opportunity ETF                          $ 20,260,572    $  8,392,022
First Trust Municipal CEF Income Opportunity ETF                   3,538,552       2,580,485

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2019.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST CEF INCOME OPPORTUNITY ETF AND FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust CEF Income Opportunity ETF and First Trust Municipal CEF Income Opportunity ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII (the "Trust"), including the portfolios of investments, as of August 31, 2018, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, and the period from September 27, 2016 (commencement of operations) through August 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios included in the First Trust Exchange-Traded Fund VIII as of August 31, 2018, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended, and for the period from September 27, 2016 (commencement of operations) through August 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                  Dividends Received Deduction
                                                                  ----------------------------
First Trust CEF Income Opportunity ETF                                          *
First Trust Municipal CEF Income Opportunity ETF                                *

* The actual percentage of income dividends that qualified for the dividend received deduction will be available to corporate shareholders shortly after calendar year.

For the taxable year ended August 31, 2018, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                   Qualified Dividend Income
                                                                  ----------------------------
First Trust CEF Income Opportunity ETF                                         **
First Trust Municipal CEF Income Opportunity ETF                               **

** The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.

For the taxable year ended August 31, 2018, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The First Trust Municipal CEF Income Opportunity ETF designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax                                               Percentages
-------------------------------------                                    ---------------
Tax-Exempt Interest Dividends                                                99.05%
Alternative Minimum Tax (AMT)                                                10.75%

For the fiscal year ended August 31, 2018, the amount of long-term capital gain distributions designated by First Trust CEF Income Opportunity ETF was $180,975 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

For the tax year ended August 31, 2018, the First Trust CEF Income Opportunity ETF designated $50,000, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of our long-term capital gain and of these proceeds, $50,000, or amounts necessary, represents long-term capital gain from the Fund.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.


              NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund VIII (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust CEF Income Opportunity ETF (FCEF)
    First Trust Municipal CEF Income Opportunity ETF (MCEF)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (which included mutual funds, exchange-traded funds ("ETFs") and, for FCEF, closed-end funds) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor's CEF Management Team is responsible for the day-to-day management of the Funds' investments. The Board considered the background and experience of the members of the CEF Management Team and noted the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its CEF Management Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Additionally, the Board noted that because each Fund will invest in underlying funds, it will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such fees and expenses will change over time as assets are reallocated among the underlying funds. The Board considered that, to the extent any of the underlying funds are other funds in the First Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by each Fund related to the Fund's assets invested in the affiliated underlying funds. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the net expense ratio (excluding acquired fund fees and expenses) under the unitary fee for FCEF was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Peer Group and that the net expense ratio (excluding acquired fund fees and expenses) under the unitary fee for MCEF was equal to the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there was only one other actively-managed ETF in FCEF's Peer Group and no other actively-managed ETFs in MCEF's Peer Group, that the remaining peer funds were index-based ETFs or open-end mutual funds or, for FCEF, closed-end funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information comparing each Fund's performance for the one-year period ended December 31, 2017 to the performance of the peer funds in the applicable Peer Group and to that of a benchmark index. Based on the information provided, the Board noted that FCEF outperformed its Peer Group average but underperformed its blended benchmark for the one-year period ended December 31, 2017 and that MCEF underperformed its Peer Group average and benchmark index for the one-year period ended December 31, 2017.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
  POSITION WITH THE TRUST          APPOINTED                   DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;           157        None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016); Member, Sportsmed LLC
                                                    (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investor Services, Inc.             157        Director of ADM
(1957)                                              (Futures Commission Merchant)                                 Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial and         157        Director of Trust
(1956)                                              Management Consulting)                                        Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),           157        Director of
(1954)                                              Managing Director and Chief Operating                         Covenant
                               o Since Inception    Officer (January 2015 to August 2018),                        Transport Inc.
                                                    Pelita Harapan Educational Foundation                         (May 2003 to
                                                    (Educational Products and Services);                          (May 2014)
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust               157        None
Chairman of the Board                               Advisors L.P. and First Trust
(1955)                         o Since Inception    Portfolios L.P.; Chairman of the
                                                    Board of Directors, BondWave LLC
                                                    (Software Development Company)
                                                    and Stonebridge Advisors LLC
                                                    (Investment Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                              POSITION AND            TERM OF OFFICE
       NAME                     OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief           o Indefinite Term    Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                  (January 2016 to Present), Controller (January 2011
                                                     o Since Inception    to January 2016), Senior Vice President (April 2007
                                                                          to January 2016), First Trust Advisors L.P. and First
                                                                          Trust Portfolios L.P.; Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC
                                                                          (Software Development Company) and Stonebridge
                                                                          Advisors LLC (Investment Advisor)

Donald P. Swade        Treasurer, Chief Financial    o Indefinite Term    Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                  President (April 2012 to July 2016), First Trust
                       Accounting Officer            o Since Inception    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine       Secretary and Chief           o Indefinite Term    General Counsel, First Trust Advisors L.P. and
(1960)                 Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception    Counsel, BondWave LLC; Secretary, Stonebridge
                                                                          Advisors LLC

Daniel J. Lindquist    Vice President                o Indefinite Term    Managing Director, First Trust Advisors L.P. and
(1970)                                                                    First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher        Chief Compliance Officer      o Indefinite Term    Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                            and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin        Vice President                o Indefinite Term    Senior Vice President, First Trust Advisors L.P.
(1966)                                                                    and First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland            Vice President                o Indefinite Term    Senior Vice President, First Trust Advisors L.P.
(1970)                                                                    and First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        First Trust TCW Opportunistic Fixed Income ETF (FIXD)

        First Trust TCW Unconstrained Plus Bond ETF (UCON)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2018
----------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2018

Shareholder Letter...........................................................  1
Fund Performance Overview
   First Trust TCW Opportunistic Fixed Income ETF (FIXD).....................  2
   First Trust TCW Unconstrained Plus Bond ETF (UCON)........................  5
Notes to Fund Performance Overview...........................................  8
Portfolio Commentary.........................................................  9
Understanding Your Fund Expenses............................................. 12
Portfolio of Investments
   First Trust TCW Opportunistic Fixed Income ETF (FIXD)..................... 13
   First Trust TCW Unconstrained Plus Bond ETF (UCON)........................ 32
Statements of Assets and Liabilities......................................... 44
Statements of Operations..................................................... 45
Statements of Changes in Net Assets.......................................... 46
Financial Highlights......................................................... 47
Notes to Financial Statements................................................ 48
Report of Independent Registered Public Accounting Firm...................... 57
Additional Information....................................................... 58
Board of Trustees and Officers............................................... 64
Privacy Policy............................................................... 66

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the Taxable Fixed Income Funds of First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the period ended August 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor. Please note that the First Trust TCW Unconstrained Plus Bond ETF ("UCON") was incepted in June 2018, and so the information in this letter prior to that date will not apply to this Fund.

As I mentioned in my February 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average ("DJIA") closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January 2018.

Many investors have been watching the Federal Reserve (the "Fed") and its signaled intention to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rates hikes are expected before year-end.

Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk more about equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

The investment objective of the First Trust TCW Opportunistic Fixed Income ETF (the "Fund") is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in fixed income securities. The Fund's investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities (TIPS); agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities
(ABS); domestic corporate bonds; fixed income securities issued by foreign corporations and foreign governments, including emerging markets; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; and other debt securities bearing fixed interest rates of any maturity. The Fund may also invest in collateralized loan obligations (CLOs), floating rate securities, variable rate securities and Rule 144A securities. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol "FIXD."

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (2/14/17)     Inception (2/14/17)
                                                           8/31/18            to 8/31/18              to 8/31/18
FUND PERFORMANCE
NAV                                                         -0.57%               1.71%                   2.65%
Market Price                                                -0.53%               1.71%                   2.64%

INDEX PERFORMANCE
Bloomberg Barclays U.S. Aggregate Bond Index                -1.05%               1.51%                   2.33%
---------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 8.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

----------------------------------------------------------
                                               % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                     27.64%
Corporate Bonds                                   24.88
U.S. Government Bonds and Notes                   20.21
Asset-Backed Securities                            9.56
Mortgage-Backed Securities                         6.29
U.S. Treasury Bills                                3.97
Foreign Corporate Bonds                            2.76
Money Market Funds                                 2.71
Foreign Sovereign Bonds                            1.05
Municipal Bonds                                    0.79
Capital Preferred Securities                       0.09
Senior Floating-Rate Loan Interests                0.05
                                                --------
   Total                                         100.00%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY(1)                              INVESTMENTS
----------------------------------------------------------
Government/Agency                                 51.82%
AAA                                                6.29
AA+                                                2.39
AA                                                 0.78
AA-                                                0.58
A+                                                 2.20
A                                                  1.57
A-                                                 3.90
BBB+                                               5.80
BBB                                                7.63
BBB-                                               5.88
BB+                                                1.69
BB                                                 1.29
BB-                                                1.31
B+                                                 1.12
B                                                  2.21
B-                                                 0.66
CCC+                                               0.03
CCC                                                1.19
CCC-                                               1.09
CC                                                 0.39
D                                                  0.18
                                                --------
   Total                                         100.00%
                                                ========

----------------------------------------------------------
                                               % OF FIXED-
                                                 INCOME
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
U.S. Treasury Note 2.75%, 07/31/23                 5.46%
U.S. Treasury Note 2.88%, 05/15/28                 4.19
U.S. Treasury Bond 3.13%, 05/15/48                 4.15
U.S. Treasury Note 2.63%, 07/31/20                 3.45
U.S. Treasury Bond 3.00%, 08/15/48                 3.32
U.S. Treasury Bill 0.00%, 01/10/19                 1.37
Federal Home Loan Mortgage Corporation,
   Pool TBA 4.50%, 09/15/48                        1.32
U.S. Treasury Bill 0.00%, 01/24/19                 1.18
Federal Home Loan Mortgage Corporation,
   Pool G08791 3.00%, 12/01/47                     1.18
Federal Home Loan Mortgage Corporation,
   Pool G67706 3.50%, 12/01/47                     1.18
                                                --------
   Total                                          26.80%
                                                ========

-----------------------------
(1) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under "Government/Agency". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 14, 2017 - AUGUST 31, 2018

                     First Trust TCW         Bloomberg Barclays
                   Opportunistic Fixed         U.S. Aggregate
                       Income ETF                Bond Index
2/14/17                 $10,000                   $10,000
2/28/17                  10,068                    10,066
8/31/17                  10,323                    10,342
2/28/18                  10,130                    10,116
8/31/18                  10,265                    10,233


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH AUGUST 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2017 (commencement of trading) through August 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/17 - 8/31/17         117              0               0             0
9/1/17 - 8/31/18          180              1               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/17 - 8/31/17          21              0               0             0
9/1/17 - 8/31/18           71              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

The investment objective of the First Trust TCW Unconstrained Plus Bond ETF (the "Fund") is to seek to maximize long-term total return. The Fund's investment sub-advisor, TCW Investment Management Company LLC, will manage the Fund's portfolio in an "unconstrained" manner, meaning that its investment universe is not limited to the securities of any particular index and it has discretion to invest in fixed income securities of any type or credit quality, including up to 70% in high yield (or "junk") securities, up to 60% in emerging market securities and up to 50% in securities denominated in foreign currencies. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of fixed income securities. The Fund's investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities (TIPS); agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities (ABS); domestic corporate bonds; fixed income securities issued by non-U.S. corporations and non-U.S. governments, including those operating in emerging markets; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; and other debt securities bearing fixed interest rates of any maturity. The Fund may also invest in collateralized loan obligations (CLOs), floating and variable rate securities, Rule 144A securities, preferred stock and common stock. Under normal market conditions, the Fund's average portfolio duration will vary from 0 to 10 years. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "UCON."

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/4/18)
                                                                 to 8/31/18
FUND PERFORMANCE
NAV                                                                 1.06%
Market Price                                                        1.38%

INDEX PERFORMANCE
ICE LIBOR USD 3 Month Index                                         0.30%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 8.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

----------------------------------------------------------
                                               % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
----------------------------------------------------------
Corporate Bonds                                   43.17%
U.S. Government Agency Mortgage-Backed
   Securities                                     18.12
Mortgage-Backed Securities                        10.83
Asset-Backed Securities                            8.43
Foreign Corporate Bonds                            5.50
Foreign Sovereign Bonds                            2.95
Municipal Bonds                                    0.63
U.S. Treasury Bills                               10.37
                                               --------
   Total                                         100.00%
                                               ========

----------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY(1)                              INVESTMENTS
----------------------------------------------------------
Government/Agency                                 28.49%
AAA                                                2.01
AA+                                                0.78
AA                                                 1.17
A+                                                 2.99
A                                                  2.35
A-                                                 7.20
BBB+                                              10.04
BBB                                               12.96
BBB-                                               9.27
BB+                                                3.54
BB                                                 2.85
BB-                                                3.37
B+                                                 1.61
B                                                  0.68
B-                                                 1.54
CCC+                                               0.18
CCC                                                4.71
CCC-                                               0.79
CC                                                 2.65
C                                                  0.82
                                                --------
   Total                                         100.00%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
U.S. Treasury Bill 0.00%, 01/31/19                10.04%
Citigroup, Inc. 2.90%, 12/08/21                    1.19
Morgan Stanley, 3 Mo. LIBOR + 0.93%,
   3.28%, 07/22/22                                 1.01
Brazilian Government International Bond
   6.00%, 04/07/26                                 1.01
Kazmunaygas National Co. JSC
   4.75%, 04/19/27                                 1.00
Perusahaan Penerbit SBSN Indonesia III
   Series REGS 4.15%, 03/29/27                     0.98
Republic of South Africa Government
   International Bond 4.88%, 04/14/26              0.96
Goldman Sachs Bank USA Bank Note
   3.20%, 06/05/20                                 0.91
Progress Energy, Inc. 7.05%, 03/15/19              0.89
AT&T, Inc. 4.75%, 05/15/46                         0.82
                                                --------
   Total                                          18.81%
                                                ========

-----------------------------
(1) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under "Government/Agency". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JUNE 4, 2018 - AUGUST 31, 2018

                     First Trust TCW
                   Opportunistic Fixed       ICE LIBOR US
                       Income ETF            3 Month Index
6/4/18                   $10,000                $10,000
8/31/18                   10,106                 10,030


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH AUGUST 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 5, 2018 (commencement of trading) through August 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
6/5/18 - 8/31/18           50              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
6/5/18 - 8/31/18           13              0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to First Trust TCW Opportunistic Fixed Income ETF (FIXD) and First Trust TCW Unconstrained Plus Bond ETF (UCON) (each a "Fund"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") serves as investment sub-advisor. In this capacity TCW is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. TCW, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017, was founded in 1971, and is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). TCW, together with TCW Group and its other subsidiaries, which provide a variety of investment management and investment advisor services, had approximately $199.5 billion under management or committed to management, including $164 billion of U.S. fixed income investments, as of August 31, 2018.

                           PORTFOLIO MANAGEMENT TEAM

TAD RIVELLE, CHIEF INVESTMENT OFFICER OF THE FIXED INCOME GROUP OF TCW

STEPHEN M. KANE, CFA, GENERALIST PORTFOLIO MANAGER IN THE FIXED INCOME GROUP OF TCW

LAIRD LANDMANN, CO-DIRECTOR AND GENERALIST PORTFOLIO MANAGER IN THE FIXED INCOME GROUP OF TCW

BRYAN T. WHALEN, CFA, GENERALIST PORTFOLIO MANAGER IN THE FIXED INCOME GROUP OF TCW

                                   COMMENTARY

MARKET RECAP

Notwithstanding brief bouts of market volatility, highlighted by a severe stock market sell-off in February 2018, the overarching theme for the twelve-month period ended August 31, 2018 was one of upward-trending equity markets propagated by positive macro-economic developments such as strong corporate earnings, a pickup in U.S. gross domestic product growth, and steady employment prints that brought the jobless rate down to 3.8%. Further, long dormant pricing pressures finally surfaced, as the Core Personal Consumption Expenditure Price Index, the Federal Reserve's (the "Fed") preferred inflation measure, hit the long-sought 2% year-over-year target in May 2018. All these encouraging signs might lead to a reasonable conclusion that the economy is humming and quite possibly poised to gain speed in the wake of fiscal stimulus enacted earlier this year. These backward-looking statistics do indeed tell a very good story, but not necessarily one likely to carry on much, much longer, in our view. And, why is that? For starters, we see a spate of coincident or leading indicators skew toward tighter financial conditions ready to choke off faster growth. Thematically, there is less accommodative Fed policy (at seven hikes and counting since December 2015, along with balance sheet reduction), resulting in higher short-term rates and, in our view, a recession-hinting flatness to the U.S. Treasury curve. We believe a sharp and export-slowing rise in the dollar combined with the deadweight loss of tit-for-tat trade protection will mean lower growth prospects in the U.S. and globally. Next up thematically is increased volatility, the incidence of which has picked up considerably in 2018, following a near-absence of it last year, especially late in the year. This, too, in our view, is likely to weigh on confidence and to reset risk premiums higher, a circumstance already affecting investment grade yield spreads to a degree.

From a returns perspective, equities had an impressive run for the trailing one-year period with the S&P 500(R) Index gaining nearly 20%, notwithstanding a negative first quarter. In contrast, the backdrop of rising rates, though not a wholesale recalibration of risk, proved a challenging headwind for fixed income markets as the Bloomberg Barclays U.S. Aggregate Bond Index was down 1.05% during the period, though posted positive excess returns of 42 basis points ("bps") relative to duration-matched Treasuries. Higher quality corporate debt fell 1.0% and has, perhaps ironically, incurred more generalized widening than the speculative grade market, owing to voluminous issuance, increased leverage and limited covenant protection. In contrast, high yield corporates outperformed, delivering total returns of 3.4% given 40 bps of spread tightening. Among securitized issues, non-agency mortgage-backed securities ("MBS") benefited from durable housing fundamentals along with limited new supply to post solid returns, while agency MBS fell 0.5% as the backdrop of a less accommodative Fed and uptick in rates proved challenging. Asset-backed

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)

securities ("ABS") posted slight positive returns during the period, gaining 0.3%, with non-traditional collateral such as student loans outperforming. Finally, commercial MBS ("CMBS") issuers were in negative territory, though spreads tightened over the course of the year and the sector outpaced duration-matched Treasuries by over 100 bps, led by non-agency CMBS.

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PERFORMANCE ANALYSIS

The First Trust TCW Opportunistic Fixed Income ETF (the "Fund") returned -0.57% based on net asset value ("NAV") and -0.53% based on market price, for the twelve-month period ending August 31, 2018, while the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") fell by -1.05%. Though returns were negative for both the Fund and the Index as interest rates rose over the period, the Fund maintained a shorter-than-index duration profile over the majority of the period, thus limiting relative exposure to interest rate fluctuations and therefore, benefitting relative performance. As rates moved higher and approached what we believe to be fair value, however, the duration of the Fund was extended gradually, ending the period approximately 0.15 years longer than the Index. Smaller contributions came from corporate credit positioning, with the overweight to financials, particularly Real Estate Investment Trusts, adding to performance. Meanwhile, the underweight to commodity-related sectors offset contributions from other areas as metals and energy sectors significantly outpaced the broader corporate market. Among securitized products, returns benefitted from the emphasis on floating rate products like government guaranteed student loans and MBS as both posted strong performance versus other fixed income spread sectors amidst rising rates.

MARKET AND FUND OUTLOOK

At over nine years, this span of recovery and expansion is the second longest in history, extending well beyond the typical time frame. Notwithstanding its considerable length, we believe this cycle shares many characteristics (namely high debt levels and limited excess capacity) with those of the past, suggesting that we are much closer to the end than the beginning. While the specific catalyst that will bring on the end of the cycle is always difficult to predict, as noted above, there is no shortage of candidates that alone or, more likely in combination, will be the culprit, in our opinion. History suggests, however, that the usual prologue to a turn is tighter monetary policy, leading to the observation that "cycles don't die of old age; it's the Fed that kills them!" Looking forward to the second half of 2018, we believe the risks, in combination with relatively full valuations, make many markets vulnerable to downside repricing.

Given the backdrop, the Fund remains committed to a disciplined, value-based approach, reflected in a focus on higher quality, better-collateralized areas of the market. Securitized products remain an emphasis and positioning favors higher quality, more senior issues. We believe non-agency MBS remain one of the more attractive opportunities in fixed income given the defensive nature of an asset that continues to de-lever. We believe agency MBS offer many positive attributes including high quality, liquidity, and some yield premium versus Treasuries, but also face the significant potential headwind of slackening demand as the Fed reduces its holdings of the bonds. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund's ABS allocation favors more robust structures such as federally guaranteed student loans and AAA-rated collateralized loan obligations that offer value. With wariness of embedded risks in the corporate credit market, the Fund emphasizes more defensive sectors better equipped to withstand volatility, while building ample liquidity to take advantage of opportunities, including high yield and emerging market debt, where appropriate, that arise in such environments.

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PERFORMANCE ANALYSIS

Since the inception of the First Trust TCW Unconstrained Plus Bond ETF (the "Fund") on June 4, 2018, through August 31, 2018, the Fund returned 1.06% based on net asset value ("NAV") and 1.38% based on market price. Returns were largely driven by the allocation to corporate credit, with holdings in the communications and banking industries contributing the most as these were among the sectors outpaced in the broader corporate market. In the securitized products space, CMBS holdings were also significant to performance, with the sector returning 1.3% over the period and outpacing Treasuries by over 30 bps. Non-agency residential MBS exposure also benefitted returns as the sector continued to perform well, supported by continually improving collateral characteristics and a generally healthy consumer.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)

MARKET AND FUND OUTLOOK

At over nine years, this span of recovery and expansion is the second longest in history, extending well beyond the typical time frame. Notwithstanding its considerable length, we believe this cycle shares many characteristics (namely high debt levels and limited excess capacity) with those of the past, suggesting that we are much closer to the end than the beginning. While the specific catalyst that will bring on the end of the cycle is always difficult to predict, as noted above, there is no shortage of candidates that alone, or more likely in combination, will be the culprit, in our opinion. History suggests, however, that the usual prologue to a turn is tighter monetary policy, leading to the observation that "cycles don't die of old age; it's the Fed that kills them!" Looking forward to the second half of 2018, we believe the risks, in combination with relatively full valuations, make many markets vulnerable to downside repricing.

Given the backdrop, the Fund remains committed to a disciplined, value-based approach, reflected in a focus on higher quality, better-collateralized areas of the market. Securitized products remain an emphasis and positioning favors higher quality, more senior issues. We believe non-agency MBS remain one of the more attractive opportunities in fixed income given the defensive nature of an asset that continues to de-lever. Among CMBS, exposure is skewed towards agency-backed which provides a higher quality alternative to corporates. Consistent with this defensive posture, the Fund's ABS allocation favors more robust structures such as federally guaranteed student loans. With wariness of embedded risks in the corporate credit market, the Fund emphasizes more defensive sectors better equipped to withstand volatility, while building ample liquidity to take advantage of opportunities, including high yield and emerging market debt, where appropriate, that arise in such environments.

FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2018 (UNAUDITED)

As a shareholder of First Trust TCW Opportunistic Fixed Income ETF or First Trust TCW Unconstrained Plus Bond ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (since inception) and held through the six-month (or shorter) period ended August 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO        EXPENSES PAID
                                                   BEGINNING           ENDING          BASED ON THE          DURING THE
                                                 ACCOUNT VALUE      ACCOUNT VALUE        SIX MONTH            SIX MONTH
                                                 MARCH 1, 2018     AUGUST 31, 2018      PERIOD (a)           PERIOD (b)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
Actual                                             $1,000.00          $1,013.30            0.56%                $2.84
Hypothetical (5% return before expenses)           $1,000.00          $1,022.38            0.56%                $2.85

----------------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED          EXPENSES PAID
                                                                                       EXPENSE RATIO      DURING THE PERIOD
                                                   BEGINNING           ENDING          BASED ON THE       JUNE 4, 2018 (c)
                                                 ACCOUNT VALUE      ACCOUNT VALUE     NUMBER OF DAYS             TO
                                                JUNE 4, 2018 (c)   AUGUST 31, 2018   IN THE PERIOD (a)   AUGUST 31, 2018 (d)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
Actual                                             $1,000.00          $1,010.60            0.75%                $1.84
Hypothetical (5% return before expenses)           $1,000.00          $1,021.42            0.75%                $3.82


(a) These expense ratios reflect an expense waiver. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1, 2018 through August 31, 2018), multiplied by 184/365 (to reflect the six-month period).

(c)   Inception date.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (June 4, 2018 through August 31, 2018), multiplied by 89/365. Hypothetical expenses are assumed for the most recent six-month period.

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 30.6%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
                Federal Home Loan Mortgage Corporation
$      233,581     Series 2017-4656, Class EZ.......................................     4.00%       02/15/47    $     233,441
                Government National Mortgage Association
       730,000     Series 2018-115, Class DE........................................     3.50%       08/20/48          727,377
                                                                                                                 -------------
                                                                                                                       960,818
                                                                                                                 -------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.8%
                Federal National Mortgage Association
       489,949     Series 2018-M1, Class A1 (a).....................................     3.09%       12/25/27          487,060
     1,245,000     Series 2018-M1, Class A2 (a).....................................     3.09%       12/25/27        1,204,923
                Freddie Mac Multifamily Structured Pass Through Certificates
       121,638     Series 2015-KF08, Class A, 1 Mo. LIBOR + 0.30% (b)...............     2.38%       01/25/22          121,844
       109,485     Series 2015-KF10, Class A, 1 Mo. LIBOR + 0.38% (b)...............     2.46%       07/25/22          109,803
       202,250     Series 2016-KF16, Class A, 1 Mo. LIBOR + 0.63% (b)...............     2.71%       03/25/26          202,995
       885,563     Series 2017-K729, Class A1.......................................     2.95%       02/25/24          884,942
       877,206     Series 2017-KJ18, Class A1.......................................     2.46%       03/25/22          864,539
     1,190,281     Series 2017-Q006, Class APT2 (c).................................     2.49%       09/25/26        1,215,942
                Government National Mortgage Association
       554,643     Series 2011-86, Class B..........................................     3.00%       02/16/41          554,090
                                                                                                                 -------------
                                                                                                                     5,646,138
                                                                                                                 -------------
                PASS-THROUGH SECURITIES -- 28.5%
                Federal Home Loan Mortgage Corporation
       275,583     Pool C91981......................................................     3.00%       02/01/38          269,988
       111,899     Pool G08721......................................................     3.00%       09/01/46          108,501
       450,263     Pool G08738......................................................     3.50%       12/01/46          448,487
       709,908     Pool G08741......................................................     3.00%       01/01/47          687,712
       454,763     Pool G08747......................................................     3.00%       02/01/47          440,685
       463,257     Pool G08748......................................................     3.50%       02/01/47          461,390
     1,467,020     Pool G08750......................................................     3.00%       03/01/47        1,422,183
       713,403     Pool G08788......................................................     3.50%       11/01/47          710,278
     4,181,037     Pool G08791......................................................     3.00%       12/01/47        4,050,008
       374,984     Pool G08833......................................................     5.00%       07/01/48          396,490
        75,000     Pool G08838......................................................     5.00%       09/01/48           79,375
     1,057,926     Pool G16085......................................................     2.50%       02/01/32        1,028,361
       391,692     Pool G18670......................................................     3.00%       12/01/32          388,861
       955,256     Pool G60080......................................................     3.50%       06/01/45          955,584
       620,661     Pool G60440......................................................     3.50%       03/01/46          620,874
     1,595,274     Pool G60658......................................................     3.50%       07/01/46        1,598,117
     1,815,373     Pool G67700......................................................     3.50%       08/01/46        1,818,163
       855,975     Pool G67703......................................................     3.50%       04/01/47          854,879
     4,049,713     Pool G67706......................................................     3.50%       12/01/47        4,044,523
     3,188,332     Pool G67707......................................................     3.50%       01/01/48        3,190,667
     3,098,447     Pool G67708......................................................     3.50%       03/01/48        3,091,594
     3,105,010     Pool G67709......................................................     3.50%       03/01/48        3,101,030
     3,112,917     Pool G67710......................................................     3.50%       03/01/48        3,102,657
     2,300,000     Pool TBA (d).....................................................     3.50%       09/15/48        2,288,051
     4,350,000     Pool TBA (d).....................................................     4.50%       09/15/48        4,520,347
       630,426     Pool U90772......................................................     3.50%       01/01/43          630,691
                Federal National Mortgage Association
     1,548,326     Pool 995916......................................................     5.01%       06/01/19        1,564,127
       865,820     Pool AL3400......................................................     2.54%       03/01/23          852,455


                        See Notes to Financial Statements                Page 13

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal National Mortgage Association (Continued)
$      408,324     Pool AL6465......................................................     3.25%       11/01/23    $     410,219
       902,975     Pool AM1619......................................................     2.34%       12/01/22          877,485
     1,035,062     Pool AM3169......................................................     2.61%       04/01/23        1,017,724
       350,000     Pool AM4011......................................................     3.67%       07/01/23          358,216
        93,405     Pool AM4724......................................................     3.95%       11/01/25           96,949
       116,928     Pool AM5673......................................................     3.65%       04/01/23          119,841
     1,600,000     Pool AM6501......................................................     3.32%       08/01/26        1,603,000
       119,620     Pool AM7122......................................................     3.61%       11/01/34          119,630
        94,262     Pool AM7817......................................................     3.31%       01/01/27           94,383
        43,195     Pool AN0550......................................................     3.63%       02/01/31           43,697
       158,320     Pool AN1151......................................................     3.20%       03/01/31          154,108
       120,000     Pool AN2786......................................................     2.76%       09/01/36          107,650
       205,231     Pool AN4665......................................................     3.49%       02/01/32          204,139
        98,269     Pool AN5529......................................................     3.02%       06/01/28           95,682
       800,000     Pool AN7227......................................................     3.20%       10/01/29          785,202
       700,000     Pool AN7274......................................................     3.10%       11/01/29          677,064
       384,162     Pool AS9334......................................................     3.00%       03/01/32          382,251
       348,252     Pool CA0996......................................................     3.50%       01/01/48          347,267
     2,775,578     Pool CA1187......................................................     3.50%       02/01/48        2,762,845
     1,973,426     Pool CA1710......................................................     4.50%       05/01/48        2,050,668
       133,262     Pool CA1711......................................................     4.50%       05/01/48          138,516
       857,689     Pool CA2208......................................................     4.50%       08/01/48          891,260
       534,106     Pool FN0000......................................................     3.59%       09/01/20          540,408
       366,906     Pool MA2145......................................................     4.00%       01/01/45          374,814
        55,683     Pool MA2896......................................................     3.50%       02/01/47           55,447
       201,556     Pool MA3088......................................................     4.00%       08/01/47          205,411
       729,868     Pool MA3147......................................................     3.00%       10/01/47          707,144
     1,791,328     Pool MA3210......................................................     3.50%       12/01/47        1,782,828
       421,201     Pool MA3237......................................................     3.00%       01/01/48          408,074
       283,295     Pool MA3238......................................................     3.50%       01/01/48          281,950
     2,651,355     Pool MA3239......................................................     4.00%       01/01/48        2,703,574
     1,102,790     Pool MA3276......................................................     3.50%       02/01/48        1,097,560
     1,174,150     Pool MA3332......................................................     3.50%       04/01/48        1,168,589
       766,396     Pool MA3336......................................................     3.50%       04/01/38          767,689
       713,711     Pool MA3384......................................................     4.00%       06/01/48          727,341
     1,367,929     Pool MA3444......................................................     4.50%       08/01/48        1,421,471
     1,555,000     Pool TBA (d).....................................................     3.00%       09/15/32        1,546,041
       700,000     Pool TBA (d).....................................................     3.50%       09/15/33          707,656
     1,355,000     Pool TBA (d).....................................................     3.00%       09/01/44        1,311,465
       820,000     Pool TBA (d).....................................................     3.50%       09/01/44          815,564
     2,055,000     Pool TBA (d).....................................................     4.00%       09/01/47        2,092,651
                Government National Mortgage Association
       534,228     Pool MA1157......................................................     3.50%       07/20/43          540,718
       382,848     Pool MA4069......................................................     3.50%       11/20/46          384,727
       322,895     Pool MA4195......................................................     3.00%       01/20/47          316,334
       412,322     Pool MA4196......................................................     3.50%       01/20/47          414,339
       211,214     Pool MA4453......................................................     4.50%       05/20/47          220,717
     1,496,078     Pool MA4588......................................................     4.50%       07/20/47        1,557,100
     1,878,295     Pool MA4652......................................................     3.50%       08/20/47        1,887,486


Page 14                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Government National Mortgage Association (Continued)
$      516,439     Pool MA4719......................................................     3.50%       09/20/47    $     518,967
       246,324     Pool MA4722......................................................     5.00%       09/20/47          259,110
       166,416     Pool MA4777......................................................     3.00%       10/20/47          162,956
     1,056,100     Pool MA4836......................................................     3.00%       11/20/47        1,034,088
       724,609     Pool MA4838......................................................     4.00%       11/20/47          743,090
     1,044,164     Pool MA4961......................................................     3.00%       01/20/48        1,022,401
       876,365     Pool MA4962......................................................     3.50%       01/20/48          880,653
     1,365,000     Pool TBA (d).....................................................     3.00%       09/15/47        1,335,354
     1,430,000     Pool TBA (d).....................................................     3.50%       09/15/47        1,435,642
       595,000     Pool TBA (d).....................................................     4.00%       09/15/47          609,433
     1,065,000     Pool TBA (d).....................................................     4.50%       09/15/47        1,107,087
     1,480,000     Pool TBA (d).....................................................     5.00%       09/15/48        1,554,597
                                                                                                                 -------------
                                                                                                                    90,764,350
                                                                                                                 -------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES........................................     97,371,306
                (Cost $98,398,505)                                                                               -------------

CORPORATE BONDS -- 27.5%

                AEROSPACE/DEFENSE -- 0.4%
       600,000  BAE Systems Holdings, Inc. (e)......................................     6.38%       06/01/19          615,014
       405,000  L3 Technologies, Inc................................................     4.40%       06/15/28          408,504
       100,000  Northrop Grumman Corp...............................................     2.93%       01/15/25           95,443
       305,000  Northrop Grumman Corp...............................................     3.20%       02/01/27          289,007
                                                                                                                 -------------
                                                                                                                     1,407,968
                                                                                                                 -------------
                AGRICULTURE -- 0.2%
       550,000  BAT Capital Corp. (e)...............................................     2.76%       08/15/22          533,509
                                                                                                                 -------------
                AIRLINES -- 0.2%
       135,794  American Airlines Pass-Through Trust, Series 2015-2, Class AA.......     3.60%       09/22/27          133,820
       350,677  Continental Airlines Pass-Through Trust, Series 2007-1, Class A.....     5.98%       04/19/22          371,450
       157,870  Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1........     6.72%       01/02/23          168,747
                                                                                                                 -------------
                                                                                                                       674,017
                                                                                                                 -------------
                AUTO MANUFACTURERS -- 0.3%
       150,000  Ford Motor Credit Co. LLC, Medium-Term Note.........................     2.94%       01/08/19          149,972
       210,000  General Motors Financial Co., Inc...................................     2.40%       05/09/19          209,395
       750,000  General Motors Financial Co., Inc...................................     3.15%       01/15/20          750,593
                                                                                                                 -------------
                                                                                                                     1,109,960
                                                                                                                 -------------
                BANKS -- 9.0%
     1,385,000  Bank of America Corp. (f)...........................................     2.74%       01/23/22        1,364,507
     1,100,000  Bank of America Corp. (f)...........................................     3.42%       12/20/28        1,037,756
       210,000  Bank of America Corp. (f)...........................................     4.27%       07/23/29          211,876
       850,000  Bank of America Corp., Global Medium-Term Note (f)..................     3.59%       07/21/28          814,694
        75,000  Bank of America Corp., Medium-Term Note (f).........................     3.09%       10/01/25           71,857
       300,000  Bank of New York Mellon (The) Corp., Medium-Term Note (f)...........     2.66%       05/16/23          292,130
       500,000  Citigroup, Inc......................................................     2.50%       09/26/18          500,067
     1,250,000  Citigroup, Inc......................................................     2.05%       12/07/18        1,248,857
       650,000  Citigroup, Inc......................................................     2.55%       04/08/19          649,510
       250,000  Citigroup, Inc......................................................     8.50%       05/22/19          260,248
     1,000,000  Citigroup, Inc. (f).................................................     3.14%       01/24/23          986,777
       600,000  Citigroup, Inc. (f).................................................     3.52%       10/27/28          566,576


                        See Notes to Financial Statements                Page 15

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                BANKS (CONTINUED)
$      200,000  Discover Bank.......................................................     2.60%       11/13/18    $     200,017
     2,000,000  Goldman Sachs Group, (The), Inc.....................................     2.55%       10/23/19        1,993,247
     1,000,000  Goldman Sachs Group, (The), Inc. (f)................................     2.88%       10/31/22          979,586
        75,000  Goldman Sachs Group, (The), Inc. (f)................................     3.27%       09/29/25           72,275
       550,000  Goldman Sachs Group, (The), Inc. (f)................................     3.69%       06/05/28          526,765
       695,000  Goldman Sachs Group, (The), Inc. (f)................................     3.81%       04/23/29          665,671
       300,000  Goldman Sachs Group, (The), Inc., Global Medium-Term Note...........     7.50%       02/15/19          306,394
     1,000,000  JPMorgan Chase & Co.................................................     2.25%       01/23/20          990,148
       500,000  JPMorgan Chase & Co.................................................     3.90%       07/15/25          503,618
     1,150,000  JPMorgan Chase & Co.................................................     3.20%       06/15/26        1,099,320
       825,000  JPMorgan Chase & Co. (f)............................................     3.54%       05/01/28          792,892
     1,110,000  JPMorgan Chase Bank N.A. Bank Note, 3 Mo. LIBOR + 0.25% (b).........     2.59%       02/13/20        1,110,894
     1,105,000  JPMorgan Chase Bank N.A. (f)........................................     2.60%       02/01/21        1,097,698
     2,450,000  Morgan Stanley, Series 3NC2, 3 Mo. LIBOR + 0.80% (b)................     3.12%       02/14/20        2,455,562
       500,000  Morgan Stanley, Global Medium-Term Note,
                   3 Mo. LIBOR + 1.38% (b)..........................................     3.72%       02/01/19          502,663
       350,000  Morgan Stanley, Medium-Term Note....................................     5.63%       09/23/19          359,901
       690,000  PNC Bank N.A........................................................     2.50%       01/22/21          679,560
       400,000  PNC Bank N.A........................................................     3.80%       07/25/23          403,375
     1,000,000  Wells Fargo & Co....................................................     3.00%       04/22/26          939,444
       250,000  Wells Fargo & Co....................................................     3.00%       10/23/26          233,980
     1,300,000  Wells Fargo & Co., Medium-Term Note.................................     2.63%       07/22/22        1,259,328
       350,000  Wells Fargo & Co., Medium-Term Note (f).............................     3.58%       05/22/28          337,918
     3,000,000  Wells Fargo Bank N.A. Bank Note.....................................     2.40%       01/15/20        2,983,151
       300,000  Wells Fargo Bank N.A. Bank Note (f).................................     3.33%       07/23/21          300,675
                                                                                                                 -------------
                                                                                                                    28,798,937
                                                                                                                 -------------
                BEVERAGES -- 0.4%
       500,000  Anheuser-Busch InBev Finance, Inc...................................     3.65%       02/01/26          490,118
       200,000  Anheuser-Busch InBev Finance, Inc...................................     4.90%       02/01/46          206,001
       200,000  Constellation Brands, Inc...........................................     2.00%       11/07/19          197,532
       500,000  Constellation Brands, Inc...........................................     3.88%       11/15/19          505,139
                                                                                                                 -------------
                                                                                                                     1,398,790
                                                                                                                 -------------
                BIOTECHNOLOGY -- 0.8%
       727,000  Amgen, Inc..........................................................     4.40%       05/01/45          708,119
       400,000  Baxalta, Inc........................................................     4.00%       06/23/25          405,102
       370,000  Celgene Corp........................................................     2.75%       02/15/23          356,475
       250,000  Celgene Corp........................................................     3.88%       08/15/25          246,914
       200,000  Celgene Corp........................................................     5.00%       08/15/45          199,477
       175,000  Gilead Sciences, Inc................................................     3.65%       03/01/26          173,612
       380,000  Gilead Sciences, Inc................................................     4.15%       03/01/47          363,840
                                                                                                                 -------------
                                                                                                                     2,453,539
                                                                                                                 -------------
                CHEMICALS -- 0.3%
       150,000  Axalta Coating Systems LLC (e)......................................     4.88%       08/15/24          149,438
       700,000  Dow Chemical (The) Co...............................................     8.55%       05/15/19          726,835
        24,000  Valvoline, Inc......................................................     5.50%       07/15/24           24,600
        30,000  Valvoline, Inc......................................................     4.38%       08/15/25           28,688
                                                                                                                 -------------
                                                                                                                       929,561
                                                                                                                 -------------


Page 16                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                COMMERCIAL SERVICES -- 0.2%
$       10,000  Gartner, Inc. (e)...................................................     5.13%       04/01/25    $      10,150
       120,000  Matthews International Corp. (e)....................................     5.25%       12/01/25          115,800
       200,000  Moody's Corp., 3 Mo. LIBOR + 0.35% (b)..............................     2.67%       09/04/18          200,000
        50,000  Service Corp. International.........................................     4.50%       11/15/20           50,188
        20,000  Service Corp. International.........................................     5.38%       01/15/22           20,344
       145,000  Service Corp. International.........................................     4.63%       12/15/27          139,562
                                                                                                                 -------------
                                                                                                                       536,044
                                                                                                                 -------------
                COMPUTERS -- 0.1%
       450,000  Dell International LLC / EMC Corp. (e)..............................     3.48%       06/01/19          451,580
                                                                                                                 -------------
                COSMETICS/PERSONAL CARE -- 0.0%
        62,000  First Quality Finance Co., Inc. (e).................................     5.00%       07/01/25           58,280
                                                                                                                 -------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.6%
       670,000  Air Lease Corp......................................................     3.25%       03/01/25          633,258
       950,000  International Lease Finance Corp. (e)...............................     7.13%       09/01/18          950,000
       450,000  Raymond James Financial, Inc........................................     4.95%       07/15/46          464,293
                                                                                                                 -------------
                                                                                                                     2,047,551
                                                                                                                 -------------
                ELECTRIC -- 2.0%
       200,000  Ameren Illinois Co..................................................     3.70%       12/01/47          189,149
       350,000  Black Hills Corp....................................................     2.50%       01/11/19          349,596
       155,000  Duke Energy Carolinas LLC...........................................     3.70%       12/01/47          144,966
       700,000  Duke Energy Progress LLC............................................     3.25%       08/15/25          688,944
       750,000  Duquesne Light Holdings, Inc. (e)...................................     6.40%       09/15/20          789,311
       200,000  Entergy Louisiana LLC...............................................     6.50%       09/01/18          200,000
       750,000  Entergy Texas, Inc..................................................     3.45%       12/01/27          725,437
       400,000  LG&E & KU Energy LLC................................................     3.75%       11/15/20          403,289
       830,000  Metropolitan Edison Co. (e).........................................     4.00%       04/15/25          830,601
       900,000  NextEra Energy Capital Holdings, Inc., 3 Mo. LIBOR + 0.55% (b)......     2.86%       08/28/21          900,127
       200,000  Pennsylvania Electric Co., Series C.................................     6.63%       04/01/19          204,167
       300,000  Southwestern Electric Power Co......................................     3.55%       02/15/22          301,711
       750,000  Tucson Electric Power Co............................................     5.15%       11/15/21          779,062
                                                                                                                 -------------
                                                                                                                     6,506,360
                                                                                                                 -------------
                ELECTRONICS -- 0.0%
        75,000  Itron, Inc. (e).....................................................     5.00%       01/15/26           71,678
                                                                                                                 -------------
                ENTERTAINMENT -- 0.2%
       500,000  GLP Capital L.P. / GLP Financing II, Inc............................     4.88%       11/01/20          513,750
                                                                                                                 -------------
                ENVIRONMENTAL CONTROL -- 0.1%
       150,000  Republic Services, Inc..............................................     2.90%       07/01/26          140,268
       190,000  Waste Management, Inc...............................................     3.15%       11/15/27          181,543
                                                                                                                 -------------
                                                                                                                       321,811
                                                                                                                 -------------
                FOOD -- 0.6%
        29,000  B&G Foods, Inc......................................................     4.63%       06/01/21           28,928
        80,000  Chobani LLC / Chobani Finance Corp., Inc. (e).......................     7.50%       04/15/25           67,700
       300,000  General Mills, Inc..................................................     4.20%       04/17/28          300,044
       650,000  Kraft Heinz Foods Co................................................     4.63%       01/30/29          650,857
       175,000  Kraft Heinz Foods Co................................................     4.38%       06/01/46          153,874
        20,000  Lamb Weston Holdings, Inc. (e)......................................     4.63%       11/01/24           19,750
       130,000  Post Holdings, Inc. (e).............................................     5.75%       03/01/27          128,700
        25,000  Post Holdings, Inc. (e).............................................     5.63%       01/15/28           24,250


                        See Notes to Financial Statements                Page 17

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                FOOD (CONTINUED)
$      600,000  Tyson Foods, Inc....................................................     2.65%       08/15/19    $     598,805
                                                                                                                 -------------
                                                                                                                     1,972,908
                                                                                                                 -------------
                FOREST PRODUCTS & PAPER -- 0.3%
       850,000  Georgia-Pacific LLC (e).............................................     2.54%       11/15/19          845,419
                                                                                                                 -------------
                GAS -- 0.1%
       200,000  Spire, Inc..........................................................     3.54%       02/27/24          196,509
                                                                                                                 -------------
                HEALTHCARE-PRODUCTS -- 0.8%
       575,000  Abbott Laboratories.................................................     3.75%       11/30/26          573,520
       300,000  Becton Dickinson and Co.............................................     3.25%       11/12/20          299,754
       700,000  Boston Scientific Corp..............................................     6.00%       01/15/20          727,406
       135,000  Hologic, Inc. (e)...................................................     4.63%       02/01/28          127,238
       180,000  Teleflex, Inc.......................................................     4.63%       11/15/27          172,125
       525,000  Zimmer Biomet Holdings, Inc.........................................     2.70%       04/01/20          520,905
                                                                                                                 -------------
                                                                                                                     2,420,948
                                                                                                                 -------------
                HEALTHCARE-SERVICES -- 1.5%
       600,000  Anthem, Inc.........................................................     2.25%       08/15/19          596,828
       150,000  Anthem, Inc.........................................................     3.30%       01/15/23          148,818
       120,000  Anthem, Inc.........................................................     3.65%       12/01/27          114,606
       140,000  Catalent Pharma Solutions, Inc. (e).................................     4.88%       01/15/26          134,225
        30,000  CHS/Community Health Systems, Inc...................................     6.25%       03/31/23           28,650
        51,000  CHS/Community Health Systems, Inc. (e)..............................     8.63%       01/15/24           53,295
        75,000  Cigna Corp..........................................................     3.05%       10/15/27           67,899
       300,000  Fresenius Medical Care US Finance II, Inc. (e)......................     6.50%       09/15/18          300,267
       700,000  Fresenius Medical Care US Finance II, Inc. (e)......................     5.63%       07/31/19          715,248
        50,000  HCA, Inc............................................................     3.75%       03/15/19           50,200
       126,000  HCA, Inc............................................................     6.50%       02/15/20          131,103
       180,000  HCA, Inc............................................................     4.75%       05/01/23          183,375
       100,000  HCA, Inc............................................................     5.00%       03/15/24          102,500
        53,000  HCA, Inc............................................................     5.25%       04/15/25           54,789
       500,000  Humana, Inc.........................................................     2.63%       10/01/19          498,187
       360,000  Humana, Inc.........................................................     2.90%       12/15/22          350,728
       450,000  Kaiser Foundation Hospitals.........................................     3.50%       04/01/22          453,420
        55,000  Molina Healthcare, Inc. (e).........................................     4.88%       06/15/25           54,588
       200,000  New York and Presbyterian (The) Hospital............................     3.56%       08/01/36          190,289
        15,000  Surgery Center Holdings, Inc. (e)...................................     6.75%       07/01/25           14,550
        10,000  Tenet Healthcare Corp...............................................     4.75%       06/01/20           10,150
        29,000  Tenet Healthcare Corp...............................................     4.50%       04/01/21           29,109
        60,000  Tenet Healthcare Corp...............................................     4.38%       10/01/21           60,150
       101,000  Tenet Healthcare Corp...............................................     4.63%       07/15/24           99,185
       250,000  Universal Health Services, Inc. (e).................................     3.75%       08/01/19          250,938
        98,000  WellCare Health Plans, Inc..........................................     5.25%       04/01/25          100,450
                                                                                                                 -------------
                                                                                                                     4,793,547
                                                                                                                 -------------
                HOUSEHOLD PRODUCTS/WARES -- 0.1%
       228,000  Central Garden & Pet Co.............................................     5.13%       02/01/28          215,175
                                                                                                                 -------------
                HOUSEWARES -- 0.2%
       500,000  Newell Brands, Inc..................................................     2.60%       03/29/19          499,042
       150,000  Newell Brands, Inc..................................................     2.88%       12/01/19          149,405
                                                                                                                 -------------
                                                                                                                       648,447
                                                                                                                 -------------


Page 18                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                INSURANCE -- 0.9%
$      800,000  Berkshire Hathaway Finance Corp.....................................     4.20%       08/15/48    $     814,325
       700,000  Farmers Exchange Capital III (e) (f)................................     5.45%       10/15/54          721,552
       400,000  Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (b) (e)........     4.63%       12/15/24          400,012
       620,000  Pricoa Global Funding I (e).........................................     3.45%       09/01/23          619,427
       240,000  Teachers Insurance & Annuity Association of America (e) (f).........     4.38%       09/15/54          240,267
                                                                                                                 -------------
                                                                                                                     2,795,583
                                                                                                                 -------------
                INTERNET -- 0.1%
        75,000  Amazon.com, Inc.....................................................     3.15%       08/22/27           72,583
       120,000  Zayo Group LLC / Zayo Capital, Inc. (e).............................     5.75%       01/15/27          120,600
                                                                                                                 -------------
                                                                                                                       193,183
                                                                                                                 -------------
                MEDIA -- 0.6%
       200,000  Altice US Finance I Corp. (e).......................................     5.50%       05/15/26          197,000
        65,000  Cable One, Inc. (e).................................................     5.75%       06/15/22           66,300
       200,000  CBS Corp. (e).......................................................     3.70%       06/01/28          187,822
        25,000  CCO Holdings LLC / CCO Holdings Capital Corp. (e)...................     5.13%       05/01/27           23,906
       255,000  CCO Holdings LLC / CCO Holdings Capital Corp. (e)...................     5.00%       02/01/28          240,090
       400,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital, Series USD....................................     4.50%       02/01/24          405,151
       300,000  Comcast Corp........................................................     4.65%       07/15/42          301,756
       100,000  Comcast Corp........................................................     3.97%       11/01/47           90,989
       200,000  CSC Holdings LLC (e)................................................     5.38%       02/01/28          192,190
       195,000  Sirius XM Radio, Inc. (e)...........................................     3.88%       08/01/22          192,309
       150,000  Time Warner Cable LLC...............................................     5.88%       11/15/40          150,627
                                                                                                                 -------------
                                                                                                                     2,048,140
                                                                                                                 -------------
                OIL & GAS -- 0.2%
        35,000  Centennial Resource Production LLC (e)..............................     5.38%       01/15/26           34,475
       120,000  CrownRock L.P. / CrownRock Finance, Inc. (e)........................     5.63%       10/15/25          117,000
        13,000  Diamondback Energy, Inc.............................................     4.75%       11/01/24           13,130
        75,000  Endeavor Energy Resources L.P. / EER Finance, Inc. (e)..............     5.75%       01/30/28           75,094
         7,000  Gulfport Energy Corp................................................     6.38%       05/15/25            6,965
        15,000  Newfield Exploration Co.............................................     5.75%       01/30/22           15,900
        60,000  Parsley Energy LLC / Parsley Finance Corp. (e)......................     5.25%       08/15/25           59,850
        30,000  Parsley Energy LLC / Parsley Finance Corp. (e)......................     5.63%       10/15/27           30,450
       200,000  Sunoco L.P. / Sunoco Finance Corp. (e)..............................     4.88%       01/15/23          197,808
                                                                                                                 -------------
                                                                                                                       550,672
                                                                                                                 -------------
                PACKAGING & CONTAINERS -- 0.7%
       500,000  Bemis Co., Inc......................................................     6.80%       08/01/19          517,138
       111,000  Berry Global, Inc. (e)..............................................     4.50%       02/15/26          104,340
        50,000  Crown Americas LLC / Crown Americas Capital Corp. V.................     4.25%       09/30/26           46,000
        50,000  Graphic Packaging International LLC.................................     4.88%       11/15/22           50,500
       150,000  Multi-Color Corp. (e)...............................................     4.88%       11/01/25          140,250
       600,000  Packaging Corp. of America..........................................     2.45%       12/15/20          590,112
       145,366  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds
                   Group Issuer Lu..................................................     5.75%       10/15/20          145,730
       400,000  WestRock MWV LLC....................................................     7.38%       09/01/19          415,900
       250,000  WestRock RKT Co.....................................................     4.45%       03/01/19          251,963
                                                                                                                 -------------
                                                                                                                     2,261,933
                                                                                                                 -------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                PHARMACEUTICALS -- 1.1%
$      100,000  AbbVie, Inc.........................................................     3.20%       05/14/26    $      94,376
       200,000  Bayer US Finance II LLC (e).........................................     2.13%       07/15/19          198,806
       540,000  Bayer US Finance II LLC (e).........................................     4.38%       12/15/28          535,550
       600,000  Bayer US Finance LLC (e)............................................     2.38%       10/08/19          595,449
       500,000  CVS Health Corp.....................................................     2.25%       08/12/19          497,502
       150,000  CVS Health Corp.....................................................     3.88%       07/20/25          148,237
       710,000  CVS Health Corp.....................................................     5.05%       03/25/48          727,324
       535,000  Elanco Animal Health, Inc. (e)......................................     4.27%       08/28/23          538,456
        75,000  Johnson & Johnson...................................................     3.63%       03/03/37           73,776
                                                                                                                 -------------
                                                                                                                     3,409,476
                                                                                                                 -------------
                PIPELINES -- 1.2%
       300,000  Enbridge Energy Partners L.P........................................     5.50%       09/15/40          320,679
       163,000  Energy Transfer Equity L.P..........................................     5.50%       06/01/27          171,354
       145,000  Energy Transfer Partners L.P........................................     5.20%       02/01/22          151,243
       260,000  Energy Transfer Partners L.P........................................     5.15%       03/15/45          247,619
       405,000  EQT Midstream Partners L.P., Series 10Y.............................     5.50%       07/15/28          417,911
       650,000  Kinder Morgan, Inc..................................................     5.30%       12/01/34          664,820
        55,000  NGPL PipeCo LLC (e).................................................     4.38%       08/15/22           55,619
       150,000  Plains All American Pipeline L.P. / PAA Finance Corp................     2.85%       01/31/23          142,667
       200,000  Plains All American Pipeline L.P. / PAA Finance Corp................     3.85%       10/15/23          197,858
        50,000  Plains All American Pipeline L.P. / PAA Finance Corp................     4.65%       10/15/25           50,675
       145,000  Rockies Express Pipeline LLC (e)....................................     6.00%       01/15/19          146,578
       244,000  Rockies Express Pipeline LLC (e)....................................     5.63%       04/15/20          252,845
       512,227  Ruby Pipeline LLC (e)...............................................     6.00%       04/01/22          535,008
       100,000  Sabine Pass Liquefaction LLC........................................     5.63%       03/01/25          106,793
       200,000  Spectra Energy Partners L.P.........................................     4.60%       06/15/21          205,556
       250,000  Sunoco Logistics Partners Operations L.P............................     5.40%       10/01/47          245,895
                                                                                                                 -------------
                                                                                                                     3,913,120
                                                                                                                 -------------
                REAL ESTATE INVESTMENT TRUSTS -- 2.5%
       150,000  Alexandria Real Estate Equities, Inc................................     2.75%       01/15/20          148,959
       250,000  Alexandria Real Estate Equities, Inc................................     4.30%       01/15/26          251,100
       300,000  American Campus Communities Operating Partnership L.P...............     4.13%       07/01/24          300,761
       250,000  American Campus Communities Operating Partnership L.P...............     3.63%       11/15/27          237,899
       500,000  American Tower Corp.................................................     3.40%       02/15/19          501,047
       215,000  American Tower Corp.................................................     3.00%       06/15/23          207,534
       175,000  Boston Properties L.P...............................................     2.75%       10/01/26          160,542
       625,000  CC Holdings GS V LLC / Crown Castle GS III Corp.....................     3.85%       04/15/23          623,341
       500,000  Digital Realty Trust L.P............................................     3.63%       10/01/22          500,205
       125,000  Education Realty Operating Partnership L.P..........................     4.60%       12/01/24          128,204
       300,000  HCP, Inc............................................................     3.75%       02/01/19          300,419
       475,000  HCP, Inc............................................................     3.88%       08/15/24          468,234
       175,000  Healthcare Realty Trust, Inc........................................     3.75%       04/15/23          172,853
       200,000  Life Storage L.P....................................................     3.88%       12/15/27          190,920
        40,000  MGM Growth Properties Operating Partnership L.P. / MGP Finance
                   Co.-Issuer, Inc..................................................     5.63%       05/01/24           41,300
        80,000  MGM Growth Properties Operating Partnership L.P. / MGP Finance
                   Co.-Issuer, Inc..................................................     4.50%       01/15/28           74,152
       350,000  Piedmont Operating Partnership L.P..................................     3.40%       06/01/23          338,452
       157,000  SBA Communications Corp.............................................     4.00%       10/01/22          154,291
        22,000  SBA Communications Corp.............................................     4.88%       09/01/24           21,762


Page 20                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$      550,000  SL Green Realty Corp................................................     4.50%       12/01/22    $     560,377
       400,000  Ventas Realty L.P...................................................     3.85%       04/01/27          388,596
       200,000  Ventas Realty L.P. / Ventas Capital Corp............................     2.70%       04/01/20          198,515
       300,000  VEREIT Operating Partnership L.P....................................     3.00%       02/06/19          299,971
       650,000  WEA Finance LLC / Westfield UK & Europe Finance PLC (e).............     3.25%       10/05/20          649,226
       400,000  Welltower, Inc......................................................     5.25%       01/15/22          419,219
        75,000  Welltower, Inc......................................................     4.50%       01/15/24           76,915
       500,000  Welltower, Inc......................................................     4.00%       06/01/25          496,871
                                                                                                                 -------------
                                                                                                                     7,911,665
                                                                                                                 -------------
                RETAIL -- 0.5%
        35,000  Cumberland Farms, Inc. (e)..........................................     6.75%       05/01/25           35,788
        25,000  KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America
                   LLC (e)..........................................................     5.25%       06/01/26           25,063
       760,000  Walgreens Boots Alliance, Inc.......................................     2.70%       11/18/19          757,721
       150,000  Walgreens Boots Alliance, Inc.......................................     3.80%       11/18/24          148,575
       590,000  Walmart, Inc........................................................     3.55%       06/26/25          597,785
                                                                                                                 -------------
                                                                                                                     1,564,932
                                                                                                                 -------------
                SEMICONDUCTORS -- 0.2%
       750,000  Broadcom Corp. / Broadcom Cayman Finance Ltd........................     2.38%       01/15/20          742,259
                                                                                                                 -------------
                SOFTWARE -- 0.1%
        55,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                   Inc. (e).........................................................     5.75%       03/01/25           53,969
        22,000  First Data Corp. (e)................................................     5.00%       01/15/24           22,128
       200,000  IQVIA, Inc. (e).....................................................     5.00%       10/15/26          198,249
        11,000  MSCI, Inc. (e)......................................................     4.75%       08/01/26           10,945
        80,000  Oracle Corp.........................................................     3.25%       11/15/27           77,587
                                                                                                                 -------------
                                                                                                                       362,878
                                                                                                                 -------------
                TELECOMMUNICATIONS -- 0.9%
       200,000  AT&T, Inc. (e)......................................................     4.30%       02/15/30          192,220
       322,000  AT&T, Inc...........................................................     4.80%       06/15/44          294,948
       400,000  AT&T, Inc...........................................................     4.35%       06/15/45          344,284
       500,000  AT&T, Inc. (e)......................................................     5.15%       11/15/46          477,974
        65,000  Level 3 Financing, Inc..............................................     5.38%       01/15/24           65,163
        25,000  Level 3 Financing, Inc..............................................     5.25%       03/15/26           24,565
        45,000  Sprint Capital Corp.................................................     6.88%       11/15/28           44,775
       112,000  Sprint Communications, Inc. (e).....................................     9.00%       11/15/18          113,400
       251,875  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (e).........................................     3.36%       09/20/21          251,134
       570,000  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (e).........................................     4.74%       03/20/25          571,425
       350,000  Verizon Communications, Inc.........................................     4.86%       08/21/46          347,389
                                                                                                                 -------------
                                                                                                                     2,727,277
                                                                                                                 -------------
                TRANSPORTATION -- 0.1%
       270,000  Union Pacific Corp..................................................     3.95%       09/10/28          272,762
                                                                                                                 -------------
                TOTAL CORPORATE BONDS..........................................................................     87,660,168
                (Cost $89,021,605)                                                                               -------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 22.3%

$   13,900,000  U.S. Treasury Bond..................................................     3.13%       05/15/48    $  14,225,782
    11,410,000  U.S. Treasury Bond..................................................     3.00%       08/15/48       11,391,503
       669,292  U.S. Treasury Inflation Indexed Bond (g)............................     1.00%       02/15/48          687,609
    11,830,000  U.S. Treasury Note..................................................     2.63%       07/31/20       11,829,307
    18,700,000  U.S. Treasury Note..................................................     2.75%       07/31/23       18,711,322
    14,330,000  U.S. Treasury Note..................................................     2.88%       05/15/28       14,348,752
                                                                                                                 -------------
                TOTAL U.S. GOVERNMENT BONDS AND NOTES..........................................................     71,194,275
                (Cost $70,703,533)                                                                               -------------

ASSET-BACKED SECURITIES -- 10.6%

                Argent Securities, Inc.
       255,000     Series 2005-W2, Class M1, 1 Mo. LIBOR + 0.49% (b)................     2.55%       10/25/35          255,793
                Asset Backed Funding Certificates Trust
       195,384     Series 2006-OPT1, Class A2, 1 Mo. LIBOR + 0.14% (b)..............     2.20%       09/25/36          191,489
                Barings CLO Ltd.
       400,000     Series 2013-IA, Class AR, 3 Mo. LIBOR + 0.80% (b) (e)............     3.15%       01/20/28          397,987
                BlueMountain CLO Ltd.
       550,000     Series 2013-2A, Class A1R, 3 Mo. LIBOR + 1.18% (b) (e)...........     3.53%       10/22/30          551,092
                Brazos Higher Education Authority, Inc.
       270,000     Series 2011-1, Class A3, 3 Mo. LIBOR + 1.05% (b).................     3.36%       11/25/33          275,165
       300,000     Series 2011-2, Class A3, 3 Mo. LIBOR + 1.00% (b).................     3.34%       10/27/36          305,233
                Carrington Mortgage Loan Trust
     1,470,000     Series 2006-OPT1, Class M1, 1 Mo. LIBOR + 0.35% (b)..............     2.41%       02/25/36        1,454,942
                Citigroup Mortgage Loan Trust
        83,430     Series 2006-HE1, Class M2, 1 Mo. LIBOR + 0.51% (b)...............     2.57%       01/25/36           83,671
     1,600,000     Series 2006-HE2, Class M1, 1 Mo. LIBOR + 0.29% (b)...............     2.35%       08/25/36        1,588,002
                Dryden Senior Loan Fund
       282,000     Series 2013-28A, Class A1LR, 3 Mo. LIBOR + 1.20% (b) (e).........     3.51%       08/15/30          282,259
                EFS Volunteer No 3 LLC
       200,000     Series 2012-1, Class A3, 1 Mo. LIBOR + 1.00% (b) (e).............     3.06%       04/25/33          201,218
                First Franklin Mortgage Loan Trust
       315,956     Series 2006-FF13, Class A2C, 1 Mo. LIBOR + 0.16% (b).............     2.22%       10/25/36          237,275
                GE-WMC Mortgage Securities LLC
     1,443,045     Series 2005-1, Class M1, 1 Mo. LIBOR + 0.66% (b).................     2.72%       10/25/35        1,443,162
                GSAA Home Equity Trust
       265,510     Series 2005-11, Class 3A1, 1 Mo. LIBOR + 0.27% (b)...............     2.33%       10/25/35          264,908
                JP Morgan Mortgage Acquisition Trust
       260,000     Series 2006-ACC1, Class M1, 1 Mo. LIBOR + 0.27% (b)..............     2.33%       05/25/36          255,592
       643,851     Series 2006-CH2, Class AV4, 1 Mo. LIBOR + 0.14% (b)..............     2.20%       10/25/36          644,369
       405,000     Series 2007-CH2, Class MV1, 1 Mo. LIBOR + 0.28% (b)..............     2.34%       01/25/37          394,042
                Lehman XS Trust
     1,300,000     Series 2006-1, Class 1M1, 1 Mo. LIBOR + 0.45% (b)................     2.51%       02/25/36        1,271,217
                Long Beach Mortgage Loan Trust
     1,127,340     Series 2006-1, Class 1A, 1 Mo. LIBOR + 0.22% (b).................     2.28%       02/25/36        1,098,100
                Merrill Lynch First Franklin Mortgage Loan Trust
       436,891     Series 2007-3, Class A2B, 1 Mo. LIBOR + 0.13% (b)................     2.19%       06/25/37          338,337
                Mid-State Trust
       244,287     Series 2003-11, Class A1.........................................     4.86%       07/15/38          254,136
                Morgan Stanley ABS Capital I, Inc. Trust
     1,000,000     Series 2006-NC1, Class M1, 1 Mo. LIBOR + 0.38% (b)...............     2.44%       12/25/35          997,022


Page 22                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
ASSET-BACKED SECURITIES (CONTINUED)

                Navient Student Loan Trust
$      384,364     Series 2014-1, Class A3, 1 Mo. LIBOR + 0.51% (b).................     2.57%       06/25/31    $     384,384
       284,197     Series 2014-3, Class A, 1 Mo. LIBOR + 0.62% (b)..................     2.68%       03/25/83          283,339
        90,929     Series 2014-5, Class A, 1 Mo. LIBOR + 0.62% (b)..................     2.68%       03/25/83           90,699
       150,000     Series 2014-8, Class A3, 1 Mo. LIBOR + 0.60% (b).................     2.66%       05/27/49          150,774
       243,023     Series 2015-1, Class A2, 1 Mo. LIBOR + 0.60% (b).................     2.66%       04/25/40          243,590
       300,000     Series 2017-3A, Class A3, 1 Mo. LIBOR + 1.05% (b) (e)............     3.11%       07/26/66          307,272
                Octagon Investment Partners XXI Ltd.
       550,000     Series 2014-1A, Class A1AR, 3 Mo. LIBOR + 1.35% (b) (e)..........     3.67%       11/14/26          550,443
                Residential Asset Mortgage Products, Inc.
       340,000     Series 2006-RZ1, Class M2, 1 Mo. LIBOR + 0.42% (b)...............     2.48%       03/25/36          340,302
                Residential Asset Securities Corp.
       260,000     Series 2006-EMX3, Class A3, 1 Mo. LIBOR + 0.28% (b)..............     2.34%       04/25/36          249,675
     1,445,000     Series 2006-KS3, Class M1, 1 Mo. LIBOR + 0.33% (b)...............     2.39%       04/25/36        1,434,951
       126,807     Series 2006-KS4, Class A4, 1 Mo. LIBOR + 0.24% (b)...............     2.30%       06/25/36          126,518
                Saxon Asset Securities Trust
       846,641     Series 2007-2, Class A2C, 1 Mo. LIBOR + 0.24% (b)................     2.30%       05/25/47          699,308
                Securitized Asset Backed Receivables LLC Trust
       260,000     Series 2006-OP1, Class M2, 1 Mo. LIBOR + 0.39% (b)...............     2.45%       10/25/35          258,715
                SLC Student Loan Trust
       400,000     Series 2005-2, Class A4, 3 Mo. LIBOR + 0.16% (b).................     2.50%       12/15/39          390,398
     1,770,000     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.16% (b).................     2.50%       03/15/55        1,720,765
       130,000     Series 2006-2, Class A6, 3 Mo. LIBOR + 0.16% (b).................     2.50%       09/15/39          126,678
                SLM Student Loan Trust
       285,346     Series 2003-10A, Class A3, 3. Mo. LIBOR + 0.47% (b) (e)..........     2.81%       12/15/27          287,313
       250,000     Series 2005-5, Class A5, 3 Mo. LIBOR + 0.75% (b).................     3.09%       10/25/40          250,565
       700,000     Series 2005-9, Class A7A, 3 Mo. LIBOR + 0.60% (b)................     2.94%       01/25/41          703,884
       248,825     Series 2006-2, Class A6, 3 Mo. LIBOR + 0.17% (b).................     2.51%       01/25/41          243,478
       600,000     Series 2006-8, Class A6, 3 Mo. LIBOR + 0.16% (b).................     2.50%       01/25/41          582,469
       156,641     Series 2007-6, Class A4, 3 Mo. LIBOR + 0.38% (b).................     2.72%       10/25/24          156,972
        80,000     Series 2007-7, Class B, 3 Mo. LIBOR + 0.75% (b)..................     3.09%       10/27/70           75,957
       959,995     Series 2008-1, Class A4, 3 Mo. LIBOR + 0.65% (b).................     2.99%       01/25/22          956,281
       803,405     Series 2008-2, Class A3, 3 Mo. LIBOR + 0.75% (b).................     3.09%       04/25/23          802,934
       130,000     Series 2008-2, Class B, 3 Mo. LIBOR + 1.20% (b)..................     3.54%       01/25/83          127,802
       700,000     Series 2008-3, Class B, 3 Mo. LIBOR + 1.20% (b)..................     3.54%       04/26/83          685,903
       341,837     Series 2008-6, Class A4, 3 Mo. LIBOR + 1.10% (b).................     3.44%       07/25/23          342,949
       320,000     Series 2008-7, Class B, 3 Mo. LIBOR + 1.85% (b)..................     4.19%       07/26/83          328,926
       345,000     Series 2011-1, Class A2, 1 Mo. LIBOR + 1.15% (b).................     3.21%       10/25/34          353,457
       850,000     Series 2011-2, Class A2, 1 Mo. LIBOR + 1.20% (b).................     3.26%       10/25/34          874,091
       969,547     Series 2012-2, Class A, 1 Mo. LIBOR + 0.70% (b)..................     2.76%       01/25/29          965,472
       974,378     Series 2012-3, Class A, 1 Mo. LIBOR + 0.65% (b)..................     2.71%       12/27/38          978,914
       373,576     Series 2012-6, Class A3, 1 Mo. LIBOR + 0.75% (b).................     2.81%       05/26/26          373,881
       115,337     Series 2012-7, Class A3, 1 Mo. LIBOR + 0.65% (b).................     2.71%       05/26/26          114,276
       555,000     Series 2012-7, Class B, 1 Mo. LIBOR + 1.80% (b)..................     3.86%       09/25/43          558,378
       183,939     Series 2013-2, Class A, 1 Mo. LIBOR + 0.45% (b)..................     2.51%       09/25/43          184,326
                Soundview Home Loan Trust
       180,233     Series 2006-2, Class M1, 1 Mo. LIBOR + 0.33% (b).................     2.39%       03/25/36          180,633
                Structured Asset Investment Loan Trust
       530,019     Series 2004-6, Class A3, 1 Mo. LIBOR + 0.80% (b).................     2.86%       07/25/34          529,361
       461,114     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.74% (b).................     2.80%       03/25/35          463,006
                Towd Point Mortgage Trust
       757,242     Series 2015-2, Class 1A13 (e)....................................     2.50%       11/25/60          742,528


                        See Notes to Financial Statements                Page 23

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
ASSET-BACKED SECURITIES (CONTINUED)

                Voya CLO Ltd.
$      435,000     Series 2014-3A, Class A1R, 3 Mo. LIBOR + 0.72% (b) (e)...........     3.06%       07/25/26    $     434,798
                Wachovia Student Loan Trust
     1,230,000     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.17% (b) (e).............     2.51%       04/25/40        1,206,256
                Wells Fargo Home Equity Trust
        24,358     Series 2005-2, Class M4, 1 Mo. LIBOR + 0.81% (b).................     2.87%       04/25/35           24,443
                                                                                                                 -------------
                TOTAL ASSET-BACKED SECURITIES..................................................................     33,672,075
                (Cost $33,421,587)                                                                               -------------

MORTGAGE-BACKED SECURITIES -- 6.9%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.9%
                Alternative Loan Trust
     1,334,769     Series 2005-56, Class 1A1, 1 Mo. LIBOR + 0.73% (b)...............     2.79%       11/25/35        1,331,270
                Banc of America Funding Trust
       715,000     Series 2014-R6, Class 2A13 (a) (e)...............................     2.19%       07/26/36          692,952
                Bear Stearns ALT-A Trust
       115,150     Series 2004-6, Class 1A, 1 Mo. LIBOR + 0.64% (b).................     2.70%       07/25/34          114,990
                Bear Stearns Mortgage Funding Trust
       244,391     Series 2006-AR1, Class 1A1, 1 Mo. LIBOR + 0.21% (b)..............     2.27%       07/25/36          228,067
       372,917     Series 2007-AR5, Class 1A1G, 1 Mo. LIBOR + 0.16% (b).............     2.22%       06/25/47          348,591
                Credit Suisse Mortgage Trust
       974,436     Series 2010-7R, Class 1A12 (e)...................................     4.00%       01/26/37          968,384
       850,000     Series 2010-8R, Class 4A5 (a) (e)................................     4.00%       12/26/35          848,219
     1,050,000     Series 2010-8R, Class 10A5 (a) (e)...............................     3.76%       04/26/47        1,040,439
       152,169     Series 2011-5R, Class 2A1 (a) (e)................................     3.61%       08/27/46          153,652
     1,069,297     Series 2014-2R, Class 19A1 (a) (e)...............................     3.00%       05/27/36        1,062,861
       585,213     Series 2015-8R, Class 3A1, 6 Mo. LIBOR + 1.50% (b) (e)...........     4.00%       11/25/37          582,902
                Deephaven Residential Mortgage Trust
       496,904     Series 2017-1A, Class A1 (a) (e).................................     2.73%       12/26/46          497,161
                GMACM Mortgage Loan Trust
     1,197,955     Series 2006-AR1, Class 1A1 (a)...................................     3.81%       04/19/36        1,122,707
                GreenPoint Mortgage Funding Trust
       221,324     Series 2006-AR1, Class A1A, 1 Mo. LIBOR + 0.58% (b)..............     2.64%       02/25/36          214,154
                HarborView Mortgage Loan Trust
       735,994     Series 2005-10, Class 2A1A, 1 Mo. LIBOR + 0.31% (b)..............     2.39%       11/19/35          700,607
                Impac CMB Trust
       481,819     Series 2005-2, Class 1A1, 1 Mo. LIBOR + 0.52% (b)................     2.58%       04/25/35          480,177
                Impac Secured Assets Corp.
        40,685     Series 2004-3, Class 1A4, 1 Mo. LIBOR + 0.80% (b)................     2.86%       11/25/34           40,739
                Lehman XS Trust
       453,587     Series 2006-16N, Class A4A, 1 Mo. LIBOR + 0.19% (b)..............     2.25%       11/25/46          442,103
                Morgan Stanley Mortgage Loan Trust
       392,479     Series 2004-6AR, Class 1M1, 1 Mo. LIBOR + 0.98% (b)..............     3.04%       07/25/34          393,678
       144,506     Series 2005-2AR, Class A, 1 Mo. LIBOR + 0.26% (b)................     2.32%       04/25/35          143,532
                Morgan Stanley Resecuritization Trust
       394,018     Series 2015-R2, Class 1A1, 12 Mo. Treasury Average
                      + 0.71% (b) (e)...............................................     2.36%       12/27/46          388,153
                MortgageIT Trust
       186,430     Series 2005-5, Class A1, 1 Mo. LIBOR + 0.26% (b).................     2.32%       12/25/35          185,223
                Opteum Mortgage Acceptance Corp. Trust
       676,124     Series 2006-1, Class 1APT, 1 Mo. LIBOR + 0.21% (b)...............     2.27%       04/25/36          636,869


Page 24                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                Structured Adjustable Rate Mortgage Loan Trust
$       91,588     Series 2004-12, Class 3A1 (a)....................................     4.09%       09/25/34    $      91,708
                Structured Asset Mortgage Investments II Trust
     1,464,720     Series 2006-AR1, Class 3A1, 1 Mo. LIBOR + 0.23% (b)..............     2.29%       02/25/36        1,331,640
                WaMu Mortgage Pass-Through Certificates Trust
       188,878     Series 2005-AR1, Class A2A1, 1 Mo. LIBOR + 0.68% (b).............     2.74%       01/25/45          187,923
       342,576     Series 2005-AR15, Class A1A1, 1 Mo. LIBOR + 0.26% (b)............     2.32%       11/25/45          339,866
       444,979     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average
                      + 1.00% (b)...................................................     2.75%       02/25/46          445,744
       680,193     Series 2006-AR4, Class 1A1A, 12 Mo. Treasury Average
                      + 0.94% (b)...................................................     2.59%       05/25/46          679,940
                                                                                                                 -------------
                                                                                                                    15,694,251
                                                                                                                 -------------
                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 2.0%
                225 Liberty Street Trust
       275,000     Series 2016-225L, Class A (e)....................................     3.60%       02/10/36          274,574
                Banc of America Merrill Lynch Large Loan Commercial
                   Mortgage Securities Trust
        50,000     Series 2012-PARK, Class A (e)....................................     2.96%       12/10/30           49,377
       285,000     Series 2015-200P, Class A (e)....................................     3.22%       04/14/33          280,288
       465,000     Series 2018-PARK, Class A (a) (e)................................     4.09%       08/10/38          481,533
                Barclays Commercial Mortgage Securities Trust
       125,000     Series 2013-TYSN, Class A2 (e)...................................     3.76%       09/05/32          126,504
                CGRBS Commercial Mortgage Trust
       280,000     Series 2013-VN05, Class A (e)....................................     3.37%       03/13/35          279,999
                COMM Mortgage Trust
       225,000     Series 2012-CR5, Class A3........................................     2.54%       12/10/45          219,701
       315,000     Series 2012-CR5, Class A4........................................     2.77%       12/10/45          309,302
                Eleven Madison Mortgage Trust
       305,000     Series 2015-11MD, Class A (a) (e)................................     3.67%       09/10/35          306,236
                GRACE Mortgage Trust
       250,000     Series 2014-GRCE, Class A (e)....................................     3.37%       06/10/28          251,392
                GS Mortgage Securities Corp. Trust
       285,000     Series 2012-SHOP, Class A (e)....................................     2.93%       06/05/31          285,302
                Irvine Core Office Trust
       235,000     Series 2013-IRV, Class A2 (a) (e)................................     3.28%       05/15/48          233,611
                JPMorgan Chase Commercial Mortgage Securities Trust
       292,543     Series 2012-HSBC, Class A (e)....................................     3.09%       07/05/32          292,061
     1,200,000     Series 2014-C26, Class A2........................................     3.02%       01/15/48        1,200,338
                Morgan Stanley Capital I Trust
        50,000     Series 2014-MP, Class A (e)......................................     3.47%       08/11/33           50,551
                OBP Depositor LLC Trust
       245,000     Series 2010-OBP, Class A (e).....................................     4.65%       07/15/45          250,652
                RBS Commercial Funding, Inc. Trust
        50,000     Series 2013-GSP, Class A (a) (e).................................     3.96%       01/13/32           50,981
                SFAVE Commercial Mortgage Securities Trust
       150,000     Series 2015-5AVE, Class A1 (a) (e)...............................     3.87%       01/05/43          142,747
                UBS-Barclays Commercial Mortgage Trust
       249,678     Series 2013-C6, Class A3.........................................     2.97%       04/10/46          246,616
                VNDO Mortgage Trust
       250,000     Series 2012-6AVE, Class A (e)....................................     3.00%       11/15/30          247,570


                        See Notes to Financial Statements                Page 25

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                DESCRIPTION                                    COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
                Wells Fargo Commercial Mortgage Trust
$      170,000     Series 2013-120B, Class A (c) (e)................................     2.80%       03/18/28    $     168,554
                WFRBS Commercial Mortgage Trust
       601,585     Series 2011-C5, Class A3.........................................     3.53%       11/15/44          605,385
       115,894     Series 2013-C17, Class A2........................................     2.92%       12/15/46          115,818
                                                                                                                 -------------
                                                                                                                     6,469,092
                                                                                                                 -------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................     22,163,343
                (Cost $22,221,900)                                                                               -------------


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
FOREIGN CORPORATE BONDS -- 3.1%

                ADVERTISING -- 0.0%
        59,000  Clear Channel International B.V. (USD) (e)..........................     8.75%       12/15/20           61,213
                                                                                                                 -------------
                AIRLINES -- 0.2%
       750,000  Air Canada Pass-Through Trust, Series 2017-1, Class AA (USD) (e)....     3.30%       01/15/30          714,024
                                                                                                                 -------------
                BANKS -- 0.6%
       200,000  Banco Nacional de Comercio Exterior SNC (USD) (e) (f)...............     3.80%       08/11/26          195,252
       450,000  Lloyds Banking Group PLC (USD) (f)..................................     2.91%       11/07/23          430,589
       225,000  Macquarie Bank Ltd. (USD) (e).......................................     2.35%       01/15/19          224,724
       500,000  Santander UK Group Holdings PLC (USD) (f)...........................     3.37%       01/05/24          484,116
       300,000  Santander UK PLC (USD)..............................................     2.50%       03/14/19          299,925
       375,000  UBS AG (USD), 3 Mo. LIBOR + 0.32% (b) (e)...........................     2.63%       05/28/19          375,555
                                                                                                                 -------------
                                                                                                                     2,010,161
                                                                                                                 -------------
                BEVERAGES -- 0.1%
       135,000  Bacardi Ltd. (USD) (e)..............................................     5.30%       05/15/48          131,841
       250,000  Suntory Holdings Ltd. (USD) (e).....................................     2.55%       09/29/19          248,575
                                                                                                                 -------------
                                                                                                                       380,416
                                                                                                                 -------------
                COMMERCIAL SERVICES -- 0.1%
        17,000  IHS Markit Ltd. (USD) (e)...........................................     5.00%       11/01/22           17,632
       135,000  IHS Markit Ltd. (USD) (e)...........................................     4.00%       03/01/26          130,206
       250,000  IHS Markit Ltd. (USD)...............................................     4.75%       08/01/28          252,502
                                                                                                                 -------------
                                                                                                                       400,340
                                                                                                                 -------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.5%
       375,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     4.50%       05/15/21          381,682
       450,000  Fondo MIVIVIENDA S.A., Series REGS (USD)............................     3.50%       01/31/23          438,525
       600,000  GE Capital International Funding Co. Unlimited Co. (USD)............     2.34%       11/15/20          587,942
        70,000  GE Capital International Funding Co. Unlimited Co. (USD)............     4.42%       11/15/35           67,598
                                                                                                                 -------------
                                                                                                                     1,475,747
                                                                                                                 -------------
                FOOD -- 0.2%
       725,000  Mondelez International Holdings Netherlands B.V. (USD) (e)..........     1.63%       10/28/19          714,326
                                                                                                                 -------------
                HOUSEHOLD PRODUCTS/WARES -- 0.1%
       200,000  Reckitt Benckiser Treasury Services PLC (USD) (e)...................     2.75%       06/26/24          191,226
                                                                                                                 -------------
                MEDIA -- 0.1%
       200,000  Virgin Media Secured Finance PLC (USD) (e)..........................     5.50%       08/15/26          197,000
                                                                                                                 -------------


Page 26                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
FOREIGN CORPORATE BONDS (CONTINUED)

                MISCELLANEOUS MANUFACTURING -- 0.3%
       750,000  Siemens Financieringsmaatschappij N.V. (USD) (e)....................     1.30%       09/13/19    $     740,489
                                                                                                                 -------------
                OIL & GAS -- 0.1%
        20,000  Canadian Natural Resources Ltd. (USD)...............................     3.85%       06/01/27           19,493
       250,000  Petroleos Mexicanos (USD)...........................................     4.50%       01/23/26          231,875
        40,000  Transocean Guardian Ltd. (USD) (e)..................................     5.88%       01/15/24           40,350
        53,000  Transocean Pontus Ltd. (USD) (e)....................................     6.13%       08/01/25           54,193
                                                                                                                 -------------
                                                                                                                       345,911
                                                                                                                 -------------
                OIL & GAS SERVICES -- 0.0%
        21,250  Transocean Proteus Ltd. (USD) (e)...................................     6.25%       12/01/24           21,850
                                                                                                                 -------------
                PACKAGING & CONTAINERS -- 0.0%
        64,000  OI European Group B.V. (USD) (e)....................................     4.00%       03/15/23           60,880
                                                                                                                 -------------
                PHARMACEUTICALS -- 0.5%
       300,000  Allergan Funding SCS (USD)..........................................     3.80%       03/15/25          297,753
       100,000  AstraZeneca PLC (USD)...............................................     3.13%       06/12/27           94,298
        60,000  Bausch Health Cos., Inc. (USD) (e)..................................     5.88%       05/15/23           57,585
        50,000  Bausch Health Cos., Inc. (USD) (e)..................................     6.13%       04/15/25           46,688
       170,000  Bausch Health Cos., Inc. (USD) (e)..................................     5.50%       11/01/25          170,212
       400,000  Shire Acquisitions Investments Ireland DAC (USD)....................     1.90%       09/23/19          395,458
       200,000  Shire Acquisitions Investments Ireland DAC (USD)....................     3.20%       09/23/26          186,745
       250,000  Teva Pharmaceutical Finance Netherlands III B.V. (USD)..............     1.70%       07/19/19          245,826
                                                                                                                 -------------
                                                                                                                     1,494,565
                                                                                                                 -------------
                RETAIL -- 0.1%
       165,000  1011778 BC ULC / New Red Finance, Inc. (USD) (e)....................     4.25%       05/15/24          157,988
       100,000  Alimentation Couche-Tard, Inc. (USD) (e)............................     3.55%       07/26/27           95,063
                                                                                                                 -------------
                                                                                                                       253,051
                                                                                                                 -------------
                TELECOMMUNICATIONS -- 0.2%
       170,000  Intelsat Jackson Holdings S.A. (USD)................................     5.50%       08/01/23          155,499
       123,000  Intelsat Luxembourg S.A. (USD)......................................     8.13%       06/01/23          107,164
       420,000  Vodafone Group PLC (USD)............................................     4.38%       05/30/28          418,464
                                                                                                                 -------------
                                                                                                                       681,127
                                                                                                                 -------------
                TOTAL FOREIGN CORPORATE BONDS..................................................................      9,742,326
                (Cost $9,866,298)                                                                                -------------

FOREIGN SOVEREIGN BONDS -- 1.2%

                BRAZIL -- 0.1%
       250,000  Brazilian Government International Bond (USD).......................     4.25%       01/07/25          234,063
                                                                                                                 -------------
                CHILE -- 0.1%
       300,000  Chile Government International Bond (USD)...........................     2.25%       10/30/22          287,055
                                                                                                                 -------------
                COLOMBIA -- 0.0%
       200,000  Colombia Government International Bond (USD)........................     2.63%       03/15/23          191,075
                                                                                                                 -------------
                COSTA RICA -- 0.0%
       200,000  Costa Rica Government International Bond, Class REGS (USD)..........     4.25%       01/26/23          187,844
                                                                                                                 -------------
                CROATIA -- 0.1%
       200,000  Croatia Government International Bond (USD) (e).....................     6.00%       01/26/24          217,004
                                                                                                                 -------------
                DOMINICAN REPUBLIC -- 0.1%
       200,000  Dominican Republic International Bond, Series REGS (USD)............     6.60%       01/28/24          211,938
                                                                                                                 -------------


                        See Notes to Financial Statements                Page 27

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
FOREIGN SOVEREIGN BONDS (CONTINUED)

                HUNGARY -- 0.1%
       200,000  Hungary Government International Bond (USD).........................     5.75%       11/22/23    $     217,679
                                                                                                                 -------------
                INDONESIA -- 0.1%
       450,000  Indonesia Government International Bond, Medium-Term Note,
                   Series REGS (USD)................................................     4.75%       01/08/26          461,956
                                                                                                                 -------------
                KAZAKHSTAN -- 0.1%
       400,000  Kazakhstan Government International Bond (USD) (e)..................     5.13%       07/21/25          431,780
                                                                                                                 -------------
                OMAN -- 0.1%
       200,000  Oman Government International Bond (USD) (e)........................     5.63%       01/17/28          192,166
                                                                                                                 -------------
                PANAMA -- 0.1%
       200,000  Panama Government International Bond (USD)..........................     4.00%       09/22/24          204,500
                                                                                                                 -------------
                PARAGUAY -- 0.1%
       200,000  Paraguay Government International Bond, Series REGS (USD)...........     4.63%       01/25/23          205,100
                                                                                                                 -------------
                RUSSIA -- 0.1%
       200,000  Russian Foreign Bond - Eurobond, Series REGS (USD)..................     4.88%       09/16/23          204,986
                                                                                                                 -------------
                SOUTH AFRICA -- 0.1%
       200,000  Republic of South Africa Government International Bond (USD)........     4.67%       01/17/24          194,644
                                                                                                                 -------------
                TURKEY -- 0.0%
       200,000  Turkey Government International Bond (USD)..........................     3.25%       03/23/23          161,242
                                                                                                                 -------------
                URUGUAY -- 0.0%
       100,000  Uruguay Government International Bond (USD).........................     4.38%       10/27/27          102,513
                                                                                                                 -------------
                TOTAL FOREIGN SOVEREIGN BONDS..................................................................      3,705,545
                (Cost $3,855,952)                                                                                -------------


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
MUNICIPAL BONDS -- 0.9%

                CALIFORNIA -- 0.4%
$      300,000  CA St Build America Bonds...........................................     7.95%       03/01/36          321,699
       130,000  Met Wtr Dist of Sthrn CA Build America Bonds........................     6.54%       07/01/39          133,814
       500,000  San Jose Redevelopment Agency Successor Agency......................     3.23%       08/01/27          489,425
       225,000  Univ of CA Rev TXBL Gen Ref, Ser AJ.................................     4.60%       05/15/31          240,615
                                                                                                                 -------------
                                                                                                                     1,185,553
                                                                                                                 -------------
                FLORIDA -- 0.0%
       125,000  FL St Turnpike Auth Build America Bonds.............................     6.80%       07/01/39          129,160
                                                                                                                 -------------
                NEW JERSEY -- 0.2%
       500,000  New Jersey St Turnpike Authority Revenue............................     3.73%       01/01/36          485,165
                                                                                                                 -------------
                NEW YORK -- 0.3%
       200,000  City of New York NY.................................................     3.05%       10/01/29          187,502
       400,000  New York City NY Transitional Fin Auth Rev Qualified Sch Constr,
                   Ser BD G-3.......................................................     5.27%       05/01/27          448,840
       300,000  NY St Dorm Auth Personal Income Tax Rev Build America Bonds,
                   Ser A............................................................     5.50%       03/15/30          341,250
                                                                                                                 -------------
                                                                                                                       977,592
                                                                                                                 -------------
                TOTAL MUNICIPAL BONDS..........................................................................      2,777,470
                (Cost $2,852,755)                                                                                -------------


Page 28                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CAPITAL PREFERRED SECURITIES -- 0.1%

                ELECTRIC -- 0.1%
$      300,000  Alabama Power Capital Trust V, 3 Mo. LIBOR + 3.10% (b)..............     5.44%       10/01/42    $     300,675
                                                                                                                 -------------
                TOTAL CAPITAL PREFERRED SECURITIES.............................................................        300,675
                (Cost $290,250)                                                                                  -------------

  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                RATE (h)    MATURITY (i)      VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 0.0%

                OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.0%
       175,000  First Data Corp., 3 Mo. LIBOR + 2.00%...............................     4.07%       04/26/24          174,699
                                                                                                                 -------------
                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS......................................................        174,699
                (Cost $175,401)                                                                                  -------------

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
U.S. TREASURY BILLS -- 4.4%

       345,000  U.S. Treasury Bill (j)..............................................      (k)        09/13/18          344,836
       924,000  U.S. Treasury Bill..................................................      (k)        10/25/18          921,397
     4,018,000  U.S. Treasury Bill..................................................      (k)        01/03/19        3,989,370
     4,717,000  U.S. Treasury Bill..................................................      (k)        01/10/19        4,681,129
     4,092,000  U.S. Treasury Bill..................................................      (k)        01/24/19        4,056,934
                                                                                                                 -------------
                TOTAL U.S. TREASURY BILLS......................................................................     13,993,666
                (Cost $13,992,749)                                                                               -------------


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  -------------
MONEY MARKET FUNDS -- 3.0%

     9,559,419  JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Class 1.81% (l).........      9,559,419
                (Cost $9,559,419)                                                                                -------------
                TOTAL INVESTMENTS -- 110.6%....................................................................    352,314,967
                (Cost $354,359,954) (m)
                NET OTHER ASSETS AND LIABILITIES -- (10.6)%....................................................    (33,710,433)
                                                                                                                 -------------
                NET ASSETS -- 100.0%...........................................................................  $ 318,604,534
                                                                                                                 =============


FUTURES CONTRACTS AT AUGUST 31, 2018 (see Note 2C - Futures Contracts in the Notes to Financial Statements):

                                                                                                UNREALIZED
                                                                                               APPRECIATION
                                                 NUMBER OF       EXPIRATION      NOTIONAL     (DEPRECIATION)/
      FUTURES CONTRACTS           POSITION       CONTRACTS          DATE           VALUE          VALUE
------------------------------  ------------  ---------------  --------------  -------------  --------------
U.S. 2-Year Treasury Notes          Long             72           Dec-2018     $  15,217,875     $ (2,117)
U.S. 5-Year Treasury Notes          Long            362           Dec-2018        41,050,234        8,293
                                                                               -------------     --------
                                                                               $  56,268,109     $  6,176
                                                                               =============     ========


                        See Notes to Financial Statements                Page 29

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------
(a) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(b)   Floating or variable rate security.

(c) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(d) All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2H - Mortgage Dollar Rolls in the Notes to Financial Statements).

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by TCW Investment Management Company LLC (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2018, securities noted as such amounted to $37,187,746 or 11.7% of net assets.

(f) Fixed-to-floating security. At a predetermined date, the fixed rate will change to a floating rate.

(g) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(h) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(i) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(j) All or a portion of this security is segregated as collateral for open futures contracts.

(k)   Zero coupon security.

(l)   Rate shown reflects yield as of August 31, 2018.

(m) The aggregate cost for federal income tax purposes is $354,987,874. As of August 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,106,871 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,773,602. The net unrealized depreciation was $2,666,731. The amounts presented are inclusive of derivative contracts.

LIBOR - London Interbank Offered Rates

TBA   - To-Be-Announced Security

Currency Abbreviations:
USD   United States Dollar


Page 30                 See Notes to Financial Statements

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                          LEVEL 2           LEVEL 3
                                                       TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                     VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                     8/31/2018          PRICES            INPUTS            INPUTS
                                                   -------------     -------------     -------------     -------------
U.S. Government Agency Mortgage-Backed
   Securities....................................  $  97,371,306     $          --     $  97,371,306     $          --
Corporate Bonds*.................................     87,660,168                --        87,660,168                --
U.S. Government Bonds and Notes..................     71,194,275                --        71,194,275                --
Asset-Backed Securities..........................     33,672,075                --        33,672,075                --
Mortgage-Backed Securities.......................     22,163,343                --        22,163,343                --
Foreign Corporate Bonds*.........................      9,742,326                --         9,742,326                --
Foreign Sovereign Bonds**........................      3,705,545                --         3,705,545                --
Municipal Bonds***...............................      2,777,470                --         2,777,470                --
Capital Preferred Securities*....................        300,675                --           300,675                --
Senior Floating-Rate Loan Interests*.............        174,699                --           174,699                --
U.S. Treasury Bills..............................     13,993,666                --        13,993,666                --
Money Market Funds...............................      9,559,419         9,559,419                --                --
                                                   -------------     -------------     -------------     -------------
Total Investments................................    352,314,967         9,559,419       342,755,548                --
Futures Contracts****............................          8,293             8,293                --                --
                                                   -------------     -------------     -------------     -------------
Total............................................  $ 352,323,260     $   9,567,712     $ 342,755,548     $          --
                                                   =============     =============     =============     =============

                                                  LIABILITIES TABLE
                                                                                          LEVEL 2           LEVEL 3
                                                       TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                     VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                     8/31/2018          PRICES            INPUTS            INPUTS
                                                   -------------     -------------     -------------     -------------
Futures Contracts****............................  $      (2,117)    $      (2,117)    $          --     $          --
                                                   =============     =============     =============     =============


*       See Portfolio of Investments for industry breakout.
**      See Portfolio of Investments for country breakout.
***     See Portfolio of Investments for state breakout.
****    Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.


                        See Notes to Financial Statements                Page 31

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS -- 42.7%

                AEROSPACE/DEFENSE -- 0.6%
$       75,000  L3 Technologies, Inc................................................     4.40%       06/15/28    $      75,649
        75,000  Northrop Grumman Corp...............................................     2.93%       01/15/25           71,582
                                                                                                                 -------------
                                                                                                                       147,231
                                                                                                                 -------------
                AGRICULTURE -- 0.3%
        75,000  BAT Capital Corp. (a)...............................................     2.30%       08/14/20           73,583
                                                                                                                 -------------
                AIRLINES -- 0.4%
        21,075  Continental Airlines Pass Through Trust, Series 1999-1A.............     6.55%       02/02/19           21,385
        79,869  US Airways Pass Through Trust, Series 2001-1G.......................     7.08%       03/20/21           84,960
                                                                                                                 -------------
                                                                                                                       106,345
                                                                                                                 -------------
                AUTO MANUFACTURERS -- 0.6%
        75,000  Ford Motor Credit Co. LLC...........................................     2.68%       01/09/20           74,162
        75,000  General Motors Financial Co., Inc...................................     3.55%       04/09/21           74,944
                                                                                                                 -------------
                                                                                                                       149,106
                                                                                                                 -------------
                BANKS -- 11.0%
       100,000  Bank of America Corp. (b)...........................................     4.27%       07/23/29          100,893
       200,000  Bank of America Corp., Medium-Term Note (b).........................     3.50%       05/17/22          200,440
       200,000  Bank of America Corp., Medium-Term Note (b).........................     3.97%       03/05/29          196,781
       300,000  Citigroup, Inc......................................................     2.90%       12/08/21          295,786
       100,000  Citigroup, Inc. (b).................................................     2.88%       07/24/23           97,078
       135,000  Citigroup, Inc. (b).................................................     3.67%       07/24/28          129,167
       225,000  Goldman Sachs Bank USA Bank Note....................................     3.20%       06/05/20          225,926
       125,000  Goldman Sachs Group (The), Inc. (b).................................     4.22%       05/01/29          124,016
       200,000  JPMorgan Chase & Co. (b)............................................     4.01%       04/23/29          197,976
       100,000  JPMorgan Chase & Co. (b)............................................     4.20%       07/23/29          100,521
       200,000  JPMorgan Chase Bank N.A. Bank Note (b)..............................     3.09%       04/26/21          199,896
       250,000  Morgan Stanley, 3 Mo. LIBOR + 0.93% (c).............................     3.28%       07/22/22          252,260
       125,000  Morgan Stanley, Global Medium-Term Note.............................     3.70%       10/23/24          124,097
       125,000  Wells Fargo & Co....................................................     3.07%       01/24/23          122,411
       200,000  Wells Fargo & Co., Medium-Term Note.................................     2.63%       07/22/22          193,743
       200,000  Wells Fargo & Co., Medium-Term Note (b).............................     3.58%       05/22/28          193,096
                                                                                                                 -------------
                                                                                                                     2,754,087
                                                                                                                 -------------
                BEVERAGES -- 0.7%
       100,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.60%       04/15/48           98,868
        75,000  Constellation Brands, Inc...........................................     4.25%       05/01/23           76,545
                                                                                                                 -------------
                                                                                                                       175,413
                                                                                                                 -------------
                BIOTECHNOLOGY -- 1.0%
       105,000  Amgen, Inc..........................................................     4.40%       05/01/45          102,273
        75,000  Celgene Corp........................................................     3.90%       02/20/28           73,188
        75,000  Gilead Sciences, Inc................................................     3.65%       03/01/26           74,405
                                                                                                                 -------------
                                                                                                                       249,866
                                                                                                                 -------------
                CHEMICALS -- 0.1%
        17,000  Valvoline, Inc......................................................     4.38%       08/15/25           16,256
                                                                                                                 -------------
                COMMERCIAL SERVICES -- 0.2%
        33,000  Gartner, Inc. (a)...................................................     5.13%       04/01/25           33,495
        17,000  Service Corp. International.........................................     4.63%       12/15/27           16,363
                                                                                                                 -------------
                                                                                                                        49,858
                                                                                                                 -------------
                COMPUTERS -- 0.2%
        60,000  Dell International LLC / EMC Corp. (a)..............................     3.48%       06/01/19           60,211
                                                                                                                 -------------


Page 32                 See Notes to Financial Statements

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                DIVERSIFIED FINANCIAL SERVICES -- 1.0%
$       75,000  Air Lease Corp......................................................     4.75%       03/01/20    $      76,526
        45,000  Air Lease Corp......................................................     3.88%       07/03/23           44,811
        50,000  International Lease Finance Corp....................................     4.63%       04/15/21           51,178
        75,000  Raymond James Financial, Inc........................................     3.63%       09/15/26           72,655
                                                                                                                 -------------
                                                                                                                       245,170
                                                                                                                 -------------
                ELECTRIC -- 4.4%
        75,000  Alliant Energy Finance LLC (a)......................................     3.75%       06/15/23           75,274
       150,000  Duke Energy Progress LLC............................................     3.70%       09/01/28          151,182
       100,000  Duquesne Light Holdings, Inc. (a)...................................     6.40%       09/15/20          105,241
        75,000  Florida Power & Light Co............................................     3.95%       03/01/48           75,272
       100,000  Metropolitan Edison Co. (a).........................................     3.50%       03/15/23           99,470
        10,000  NextEra Energy Operating Partners L.P. (a)..........................     4.50%       09/15/27            9,538
       100,000  PNM Resources, Inc..................................................     3.25%       03/09/21           99,438
       217,000  Progress Energy, Inc................................................     7.05%       03/15/19          221,968
       100,000  Puget Sound Energy, Inc.............................................     4.22%       06/15/48          103,094
        75,000  Tucson Electric Power Co............................................     5.15%       11/15/21           77,906
       100,000  WEC Energy Group, Inc...............................................     3.38%       06/15/21          100,461
                                                                                                                 -------------
                                                                                                                     1,118,844
                                                                                                                 -------------
                ELECTRONICS -- 0.1%
        34,000  Itron, Inc. (a).....................................................     5.00%       01/15/26           32,494
                                                                                                                 -------------
                ENVIRONMENTAL CONTROL -- 0.5%
        50,000  Clean Harbors, Inc..................................................     5.13%       06/01/21           50,250
        75,000  Republic Services, Inc..............................................     3.95%       05/15/28           75,531
                                                                                                                 -------------
                                                                                                                       125,781
                                                                                                                 -------------
                FOOD -- 1.0%
        50,000  Campbell Soup Co....................................................     3.30%       03/15/21           49,779
        10,000  Chobani LLC / Chobani Finance Corp., Inc. (a).......................     7.50%       04/15/25            8,463
        50,000  General Mills, Inc..................................................     4.20%       04/17/28           50,007
        90,000  Kraft Heinz Foods Co................................................     4.63%       01/30/29           90,118
        17,000  Pilgrim's Pride Corp. (a)...........................................     5.88%       09/30/27           16,193
        34,000  Post Holdings, Inc. (a).............................................     5.63%       01/15/28           32,980
                                                                                                                 -------------
                                                                                                                       247,540
                                                                                                                 -------------
                FOREST PRODUCTS & PAPER -- 0.2%
        40,000  Georgia-Pacific LLC (a).............................................     5.40%       11/01/20           41,823
                                                                                                                 -------------
                GAS -- 0.3%
        70,000  NiSource, Inc. (a)..................................................     3.65%       06/15/23           70,082
                                                                                                                 -------------
                HEALTHCARE-PRODUCTS -- 0.4%
        75,000  Abbott Laboratories.................................................     3.75%       11/30/26           74,807
        34,000  Hologic, Inc. (a)...................................................     4.63%       02/01/28           32,045
                                                                                                                 -------------
                                                                                                                       106,852
                                                                                                                 -------------
                HEALTHCARE-SERVICES -- 2.2%
        75,000  Anthem, Inc.........................................................     3.35%       12/01/24           73,092
        34,000  Catalent Pharma Solutions, Inc. (a).................................     4.88%       01/15/26           32,598
        50,000  Centene Corp........................................................     4.75%       05/15/22           51,125
        11,000  CHS/Community Health Systems, Inc...................................     6.25%       03/31/23           10,505
        75,000  Cigna Corp..........................................................     3.05%       10/15/27           67,899
        75,000  Fresenius Medical Care U.S. Finance II, Inc. (a)....................     5.63%       07/31/19           76,633
        50,000  HCA, Inc............................................................     5.25%       04/15/25           51,688


                        See Notes to Financial Statements                Page 33

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                HEALTHCARE-SERVICES (CONTINUED)
$      115,000  Humana, Inc.........................................................     2.63%       10/01/19    $     114,582
        52,000  Tenet Healthcare Corp...............................................     4.63%       07/15/24           51,066
        15,000  WellCare Health Plans, Inc..........................................     5.25%       04/01/25           15,375
                                                                                                                 -------------
                                                                                                                       544,563
                                                                                                                 -------------
                HOUSEHOLD PRODUCTS/WARES -- 0.0%
         8,000  Central Garden & Pet Co.............................................     5.13%       02/01/28            7,550
                                                                                                                 -------------
                INSURANCE -- 1.6%
       140,000  Farmers Insurance Exchange (a) (b)..................................     4.75%       11/01/57          127,685
       125,000  New York Life Global Funding (a)....................................     3.00%       01/10/28          118,726
       150,000  Pricoa Global Funding I (a).........................................     3.45%       09/01/23          149,861
                                                                                                                 -------------
                                                                                                                       396,272
                                                                                                                 -------------
                INTERNET -- 0.1%
        34,000  Zayo Group LLC / Zayo Capital, Inc. (a).............................     5.75%       01/15/27           34,170
                                                                                                                 -------------
                LODGING -- 0.1%
        17,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)...............     5.25%       05/15/27           15,916
                                                                                                                 -------------
                MEDIA -- 1.7%
       100,000  21st Century Fox America, Inc.......................................     4.00%       10/01/23          101,727
        17,000  AMC Networks, Inc...................................................     4.75%       08/01/25           16,448
        54,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...................     5.00%       02/01/28           50,843
        75,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.75%       04/01/48           74,171
        48,000  CSC Holdings LLC....................................................     8.63%       02/15/19           49,230
       100,000  NBCUniversal Media LLC..............................................     2.88%       01/15/23           97,960
        34,000  Sirius XM Radio, Inc. (a)...........................................     3.88%       08/01/22           33,531
                                                                                                                 -------------
                                                                                                                       423,910
                                                                                                                 -------------
                OIL & GAS -- 0.6%
        16,000  Antero Resources Corp...............................................     5.13%       12/01/22           16,240
         4,000  Centennial Resource Production LLC (a)..............................     5.38%       01/15/26            3,940
         8,000  CrownRock L.P. / CrownRock Finance, Inc. (a)........................     5.63%       10/15/25            7,800
        16,000  Diamondback Energy, Inc.............................................     5.38%       05/31/25           16,420
        75,000  EQT Corp............................................................     3.90%       10/01/27           70,726
        15,000  Newfield Exploration Co.............................................     5.75%       01/30/22           15,900
        10,000  WPX Energy, Inc.....................................................     5.75%       06/01/26           10,125
                                                                                                                 -------------
                                                                                                                       141,151
                                                                                                                 -------------
                PACKAGING & CONTAINERS -- 0.8%
        75,000  Amcor Finance USA, Inc. (a).........................................     4.50%       05/15/28           75,796
        16,000  Ball Corp...........................................................     4.00%       11/15/23           15,700
        10,000  Berry Global, Inc...................................................     5.13%       07/15/23            9,988
        35,000  Berry Global, Inc. (a)..............................................     4.50%       02/15/26           32,900
         8,000  Crown Americas LLC / Crown Americas Capital Corp. V.................     4.25%       09/30/26            7,360
        16,000  Graphic Packaging International LLC.................................     4.88%       11/15/22           16,160
        31,011  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds
                   Group Issuer Lu..................................................     5.75%       10/15/20           31,089
        13,000  Sealed Air Corp. (a)................................................     5.50%       09/15/25           13,228
                                                                                                                 -------------
                                                                                                                       202,221
                                                                                                                 -------------
                PHARMACEUTICALS -- 1.3%
        85,000  AbbVie, Inc.........................................................     4.50%       05/14/35           83,409
       100,000  Bayer US Finance II LLC (a).........................................     3.50%       06/25/21           99,986


Page 34                 See Notes to Financial Statements

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                PHARMACEUTICALS (CONTINUED)
$      100,000  CVS Health Corp.....................................................     5.05%       03/25/48    $     102,440
        50,000  Elanco Animal Health, Inc. (a)......................................     4.27%       08/28/23           50,323
                                                                                                                 -------------
                                                                                                                       336,158
                                                                                                                 -------------
                PIPELINES -- 2.7%
       100,000  Energy Transfer Partners L.P., Series 30Y...........................     6.00%       06/15/48          106,752
        75,000  Kinder Morgan, Inc..................................................     5.55%       06/01/45           78,616
        85,000  Plains All American Pipeline L.P. / PAA Finance Corp................     4.65%       10/15/25           86,147
        61,000  Rockies Express Pipeline LLC (a)....................................     5.63%       04/15/20           63,211
        80,455  Ruby Pipeline LLC (a)...............................................     6.00%       04/01/22           84,033
        50,000  Sunoco Logistics Partners Operations L.P............................     4.00%       10/01/27           47,931
        16,000  Targa Resources Partners L.P / Targa Resources Partners Finance
                   Corp. (a)........................................................     5.88%       04/15/26           16,420
        75,000  TC PipeLines L.P....................................................     3.90%       05/25/27           71,617
        15,000  TransMontaigne Partners L.P. / TLP Finance Corp.....................     6.13%       02/15/26           14,175
        32,000  Williams Cos., (The), Inc...........................................     4.55%       06/24/24           32,700
        75,000  Williams Cos., (The), Inc...........................................     3.75%       06/15/27           72,127
                                                                                                                 -------------
                                                                                                                       673,729
                                                                                                                 -------------
                REAL ESTATE INVESTMENT TRUSTS -- 4.7%
        75,000  Alexandria Real Estate Equities, Inc., Class E......................     3.45%       04/30/25           72,530
        50,000  American Campus Communities Operating Partnership L.P...............     3.35%       10/01/20           49,918
        75,000  American Campus Communities Operating Partnership L.P...............     3.75%       04/15/23           74,704
        75,000  American Tower Corp.................................................     2.80%       06/01/20           74,423
        75,000  Crown Castle International Corp.....................................     3.15%       07/15/23           72,550
        50,000  Education Realty Operating Partnership L.P..........................     4.60%       12/01/24           51,282
        40,000  HCP, Inc............................................................     4.00%       12/01/22           40,228
        75,000  HCP, Inc............................................................     4.00%       06/01/25           74,438
        75,000  Healthcare Trust of America Holdings L.P............................     3.70%       04/15/23           73,955
        45,000  Host Hotels & Resorts L.P...........................................     6.00%       10/01/21           47,706
        32,000  MGM Growth Properties Operating Partnership L.P. / MGP Finance
                   Co-Issuer, Inc...................................................     5.63%       05/01/24           33,040
       110,000  Realty Income Corp..................................................     3.25%       10/15/22          109,174
        11,000  SBA Communications Corp.............................................     4.88%       09/01/24           10,881
       125,000  SL Green Operating Partnership L.P., 3 Mo. LIBOR + 0.98% (c)........     3.35%       08/16/21          125,180
        75,000  SL Green Operating Partnership L.P..................................     3.25%       10/15/22           73,224
        75,000  Ventas Realty L.P...................................................     4.00%       03/01/28           73,615
        53,000  Welltower, Inc......................................................     4.13%       04/01/19           53,225
        75,000  Welltower, Inc......................................................     5.25%       01/15/22           78,603
                                                                                                                 -------------
                                                                                                                     1,188,676
                                                                                                                 -------------
                RETAIL -- 1.0%
        12,000  Party City Holdings, Inc. (a).......................................     6.63%       08/01/26           12,120
        16,000  Rite Aid Corp. (a)..................................................     6.13%       04/01/23           14,435
        75,000  Starbucks Corp......................................................     3.80%       08/15/25           75,115
       100,000  Walgreen Co.........................................................     3.10%       09/15/22           98,458
        55,000  Walmart, Inc........................................................     3.55%       06/26/25           55,726
                                                                                                                 -------------
                                                                                                                       255,854
                                                                                                                 -------------
                SEMICONDUCTORS -- 0.3%
        75,000  Broadcom Corp. / Broadcom Cayman Finance Ltd........................     2.38%       01/15/20           74,226
                                                                                                                 -------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
CORPORATE BONDS (CONTINUED)

                SOFTWARE -- 0.2%
$       17,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                   Inc. (a).........................................................     5.75%       03/01/25    $      16,681
        32,000  First Data Corp. (a)................................................     5.00%       01/15/24           32,186
                                                                                                                 -------------
                                                                                                                        48,867
                                                                                                                 -------------
                TELECOMMUNICATIONS -- 2.4%
       225,000  AT&T, Inc...........................................................     4.75%       05/15/46          204,189
        33,000  Level 3 Financing, Inc..............................................     5.38%       01/15/24           33,083
        15,000  Qwest Corp..........................................................     6.75%       12/01/21           16,107
        10,000  Sprint Capital Corp.................................................     6.88%       11/15/28            9,950
       130,000  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (a).........................................     4.74%       03/20/25          130,325
        24,000  T-Mobile USA, Inc...................................................     4.75%       02/01/28           22,633
        50,000  Verizon Communications, Inc. (a)....................................     4.33%       09/21/28           50,441
       150,000  Verizon Communications, Inc.........................................     4.86%       08/21/46          148,881
                                                                                                                 -------------
                                                                                                                       615,609
                                                                                                                 -------------
                TOTAL CORPORATE BONDS..........................................................................     10,729,414
                (Cost $10,658,042)                                                                               -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 17.9%

                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 8.5%
                Freddie Mac Multifamily Structured Pass Through Certificates
     1,037,230     Series 2010-K005, Class AX, IO (d)...............................     1.53%       11/25/19           14,824
       734,834     Series 2010-K007, Class X1, IO (d)...............................     1.20%       04/25/20            9,662
       550,000     Series 2011-KAIV, Class X2, IO (d)...............................     3.61%       06/25/41           49,410
       479,099     Series 2013-KS01, Class X1, IO (d)...............................     1.45%       01/25/23           18,993
     1,554,100     Series 2015-K719, Class X1, IO (d)...............................     0.57%       06/25/22           15,643
     1,447,388     Series 2015-K720, Class X1, IO (d)...............................     0.65%       08/25/22           24,614
        93,208     Series 2015-KJ02, Class A2.......................................     2.60%       09/25/20           92,717
       157,735     Series 2016-KJ03, Class A1.......................................     1.67%       01/25/21          153,735
        79,712     Series 2016-KJ04, Class A1.......................................     1.38%       10/25/20           79,402
       123,253     Series 2016-KJ10, Class A1.......................................     2.12%       12/25/22          121,767
       104,503     Series 2016-KP03, Class A2.......................................     1.78%       07/25/19          103,793
     2,851,119     Series 2017-K724, Class X1, IO (d)...............................     0.40%       11/25/23           35,670
       121,484     Series 2017-KF31, Class A, 1 Mo. LIBOR + 0.37% (c)...............     2.45%       04/25/24          121,880
        99,475     Series 2017-KF35, Class A, 1 Mo. LIBOR + 0.35% (c)...............     2.43%       08/25/24           99,538
       116,785     Series 2017-KJ13, Class A1.......................................     2.06%       09/25/21          115,597
     6,000,000     Series 2018-K078, Class XAM, IO (d)..............................     0.15%       06/25/28           33,360
       124,346     Series 2018-K155, Class A1.......................................     3.75%       11/25/29          127,410
       125,000     Series 2018-K155, Class A3.......................................     3.75%       04/25/33          127,350
       125,000     Series 2018-W5FX, Class AFX (d)..................................     3.34%       04/25/28          123,064
                Federal National Mortgage Association
       118,798     Series 2010-M4, Class A3.........................................     3.82%       06/25/20          120,107
     1,197,970     Series 2011-M5, Class X, IO (d)..................................     1.27%       07/25/21           30,646
     1,962,970     Series 2012-M17, Class X2, IO (e)................................     0.46%       11/25/22           23,513
     4,143,854     Series 2014-M6, Class X2, IO (d).................................     0.28%       05/25/21           18,216
       420,088     Series 2016-M2, Class X3, IO (d).................................     1.99%       04/25/36           20,047
       250,583     Series 2016-M4, Class X2, IO (e).................................     2.68%       01/25/39           25,322
       133,899     Series 2016-M11, Class AL........................................     2.94%       07/25/39          130,042
       769,921     Series 2016-M11, Class X2, IO (e)................................     2.72%       07/25/39           38,477


Page 36                 See Notes to Financial Statements

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                FREMF Mortgage Trust
$   13,483,393     Series 2013-K713, Class X2A, IO (a)..............................     0.10%       04/25/46    $      14,729
                FRESB Mortgage Trust
        94,965     Series 2016-SB24, Class A5H, 1 Mo. LIBOR + 2.00% (c).............     2.00%       10/25/36           92,311
                Government National Mortgage Association
        90,039     Series 2013-46, Class AB.........................................     1.72%       08/16/42           83,900
        54,969     Series 2013-72, Class A..........................................     2.04%       10/16/46           50,746
       903,063     Series 2013-125, Class IO, IO (e)................................     0.76%       10/16/54           31,351
                                                                                                                 -------------
                                                                                                                     2,147,836
                                                                                                                 -------------
                PASS-THROUGH SECURITIES -- 9.4%
                Federal National Mortgage Association
        75,000     Pool 465721......................................................     4.04%       10/01/20           76,473
       104,705     Pool 466303......................................................     3.54%       11/01/20          105,903
       125,000     Pool 466893......................................................     4.05%       01/01/21          127,689
       123,443     Pool 467335......................................................     4.32%       03/01/21          126,953
       142,237     Pool 468861......................................................     3.84%       08/01/21          145,356
        38,712     Pool AD0849......................................................     4.25%       02/01/20           39,360
        94,444     Pool AL0600......................................................     4.30%       07/01/21           97,344
       115,475     Pool AL0602......................................................     4.31%       07/01/21          118,956
        22,633     Pool AM1691......................................................     3.46%       01/01/43           21,735
       141,145     Pool AM3169......................................................     2.61%       04/01/23          138,780
        71,703     Pool AM4865......................................................     4.24%       12/01/29           75,064
       188,345     Pool AM6161......................................................     2.28%       08/01/19          187,156
        54,423     Pool AN0026......................................................     3.48%       11/01/35           53,429
        45,000     Pool AN0976......................................................     3.26%       02/01/28           44,647
       105,547     Pool AN1151......................................................     3.20%       03/01/31          102,739
        60,000     Pool AN2799......................................................     2.21%       09/01/26           55,484
       115,000     Pool AN4431......................................................     3.22%       01/01/27          113,852
       123,409     Pool AN6926......................................................     3.00%       11/01/32          117,246
       100,000     Pool AN9163......................................................     3.49%       05/01/30           99,814
       100,000     Pool AN9297......................................................     3.69%       05/01/30          101,741
       125,000     Pool FN0007......................................................     3.46%       11/01/20          126,218
       183,906     Pool FN0009......................................................     3.42%       10/01/20          184,580
        94,055     Pool FN0010......................................................     3.84%       09/01/20           95,593
                                                                                                                 -------------
                                                                                                                     2,356,112
                                                                                                                 -------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        4,503,948
                (Cost $4,501,713)                                                                                -------------

MORTGAGE-BACKED SECURITIES -- 10.7%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.9%
                Alternative Loan Trust
       139,622     Series 2005-76, Class 1A1, 12 Mo. Treasury Average + 1.48% (c)...     3.23%       01/25/36          139,492
                American Home Mortgage Assets Trust
       179,650     Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70%(c)......     2.45%       02/25/47          117,165
                Bear Stearns Mortgage Funding Trust
       128,587     Series 2006-AR3, Class 1A1, 1 Mo. LIBOR + 0.18% (c)..............     2.24%       10/25/36          121,482
        77,872     Series 2007-AR3, Class 1A1, 1 Mo. LIBOR + 0.14% (c)..............     2.20%       03/25/37           75,419
                CIM Trust
       109,133     Series 2017-7, Class A (a).......................................     3.00%       04/25/57          108,213


                        See Notes to Financial Statements                Page 37

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                Credit Suisse Mortgage Trust
$      128,834     Series 2014-2R, Class 28A1 (a) (d)...............................     3.00%       06/27/37    $     124,569
                First Horizon Alternative Mortgage Securities Trust
       102,303     Series 2004-AA4, Class A1 (d)....................................     3.75%       10/25/34          101,902
                HarborView Mortgage Loan Trust
       122,925     Series 2005-9, Class 2A1C, 1 Mo. LIBOR + 0.45%  (c)..............     2.53%       06/20/35          122,943
                Impac CMB Trust
       127,938     Series 2005-1, Class 1A1, 1 Mo. LIBOR + 0.52%  (c)...............     2.58%       04/25/35          124,847
                IndyMac INDX Mortgage Loan Trust
       131,321     Series 2006-AR4, Class A1A, 1 Mo. LIBOR + 0.21% (c)..............     2.27%       05/25/46          127,898
       201,175     Series 2007-FLX2, Class A1C, 1 Mo. LIBOR + 0.19% (c).............     2.25%       04/25/37          191,824
                JP Morgan Alternative Loan Trust
       142,315     Series 2007-S1, Class A2, 1 Mo. LIBOR + 0.34% (c)................     2.40%       04/25/47          138,791
                Morgan Stanley Resecuritization Trust
       124,076     Series 2014-R8, Class 3B1, 12 Mo. Treasury Average
                      + 0.75% (a) (c)...............................................     2.40%       06/26/47          120,773
                Structured Adjustable Rate Mortgage Loan Trust
        92,492     Series 2005-12, Class 3A1 (d)....................................     4.21%       06/25/35           90,244
                Structured Asset Mortgage Investments II Trust
       110,140     Series 2006-AR5, Class 1A1, 1 Mo. LIBOR + 0.21% (c)..............     2.27%       05/25/36           99,836
                WaMu Mortgage Pass-Through Certificates Trust
        88,173     Series 2005-AR8, Class 2A1A, 1 Mo. LIBOR + 0.58% (c).............     2.64%       07/25/45           88,943
       118,263     Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (c).............     2.38%       08/25/45          118,568
       116,716     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average
                      + 1.00% (c)...................................................     2.75%       02/25/46          116,916
       103,722     Series 2006-AR11, Class 1A, 12 Mo. Treasury Average
                      + 0.96% (c)...................................................     2.71%       09/25/46           96,824
                                                                                                                 -------------
                                                                                                                     2,226,649
                                                                                                                 -------------
                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS --1.8%
                COMM Mortgage Trust
     1,777,761     Series 2012-CR4, Class XA, IO (d)................................     1.94%       10/15/45           95,597
       628,836     Series 2014-LC17, Class XA, IO (d)...............................     1.08%       10/10/47           18,849
                DBUBS Mortgage Trust
     1,854,319     Series 2011-LC3A, Class XA, IO (a) (d)...........................     0.43%       08/10/44           13,729
                GS Mortgage Securities Trust
     1,465,198     Series 2010-C1, Class X, IO (a) (d)..............................     1.50%       08/10/43           30,809
       304,281     Series 2013-GC12, Class XA, IO (d)...............................     1.58%       06/10/46           16,230
                JP Morgan Chase Commercial Mortgage Securities Trust
        98,176     Series 2010-C1, Class A2 (a).....................................     4.61%       06/15/43           99,850
       584,720     Series 2012-CBX, Class XA, IO (d)................................     2.07%       06/15/45           22,873
                JPMBB Commercial Mortgage Securities Trust
     1,746,152     Series 2013-C14, Class XA, IO (d)................................     0.75%       08/15/46           37,572
       769,745     Series 2013-C15, Class XA, IO (d)................................     1.35%       11/15/45           29,071
                Morgan Stanley Bank of America Merrill Lynch Trust
     1,559,616     Series 2013-C12, Class XA, IO (d)................................     0.91%       10/15/46           35,628
                Morgan Stanley Capital I Trust
     3,250,000     Series 2011-C2, Class XB, IO (a) (d).............................     0.61%       06/15/44           44,011


Page 38                 See Notes to Financial Statements

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
                UBS-Barclays Commercial Mortgage Trust
$      535,488     Series 2012-C2, Class XA, IO (a) (d).............................     1.49%       05/10/63    $      22,074
                                                                                                                 -------------
                                                                                                                       466,293
                                                                                                                 -------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................      2,692,942
                (Cost $2,669,196)                                                                                -------------

ASSET-BACKED SECURITIES -- 8.4%

                ABFC Trust
       129,360     Series 2007-NC1, Class A2, 1 Mo. LIBOR + 0.30% (a) (c)...........     2.36%       05/25/37          126,597
                Asset-Backed Pass-Through Certificates
        78,998     Series 2005-R2, Class M2, 1 Mo. LIBOR + 0.72% (c)................     2.78%       04/25/35           79,258
                Carrington Mortgage Loan Trust
       121,439     Series 2005-NC5, Class M1, 1 Mo. LIBOR + 0.48% (c)...............     2.54%       10/25/35          121,985
                CIT Mortgage Loan Trust
       117,647     Series 2007-1, Class 1A, 1 Mo. LIBOR + 1.35% (a) (c).............     3.41%       10/25/37          118,860
                Citigroup Mortgage Loan Trust, Inc.
        69,107     Series 2005-HE4, Class M1, 1 Mo. LIBOR + 0.41% (c)...............     2.47%       10/25/35           69,209
       110,427     Series 2007-WFH2, Class A4, 1 Mo. LIBOR + 0.35% (c)..............     2.41%       03/25/37          110,550
                Conseco Finance Corp.
       109,192     Series 1996-7, Class M1..........................................     7.70%       09/15/26          117,578
                EquiFirst Mortgage Loan Trust
       138,961     Series 2005-1, Class M3, 1 Mo. LIBOR + 0.72% (c).................     2.78%       04/25/35          139,643
                First Franklin Mortgage Loan Trust
       156,868     Series 2006-FF11, Class 2A3, 1 Mo. LIBOR + 0.15% (c).............     2.21%       08/25/36          133,425
                Fremont Home Loan Trust
        25,000     Series 2005-A, Class M3, 1 Mo. LIBOR + 0.74% (c).................     2.80%       01/25/35           24,723
       118,209     Series 2005-D, Class 2A4, 1 Mo. LIBOR + 0.34% (c)................     2.40%       11/25/35          118,331
                Mastr Asset Backed Securities Trust
       176,625     Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (c)...............     2.22%       11/25/36          125,963
                Mid-State Capital Trust
        43,733     Series 2010-1, Class A (a).......................................     3.50%       12/15/45           44,592
                Navient Student Loan Trust
        42,186     Series 2014-1, Class A3, 1 Mo. LIBOR + 0.51% (c).................     2.57%       06/25/31           42,189
                Residential Asset  Mortgage Product, Inc.
       160,000     Series 2005-RZ3, Class M3, 1 Mo. LIBOR + 0.55% (c)...............     2.61%       09/25/35          159,487
                Residential Asset Securities Corp.
       150,000     Series 2005-KS11, Class M2, 1 Mo. LIBOR + 0.42% (c)..............     2.48%       12/25/35          149,887
       150,000     Series 2006-KS3, Class M1, 1 Mo. LIBOR + 0.33% (c)...............     2.39%       04/25/36          148,957
                Soundview Home Loan Trust
       130,000     Series 2005-OPT3, Class M1, 1 Mo. LIBOR + 0.47% (c)..............     2.53%       11/25/35          129,728
       150,000     Series 2007-OPT2, Class 2A4, 1 Mo. LIBOR + 0.25% (c).............     2.31%       07/25/37          135,557
                                                                                                                 -------------
                TOTAL ASSET-BACKED SECURITIES..................................................................      2,096,519
                (Cost $2,068,202)                                                                                -------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
FOREIGN CORPORATE BONDS -- 5.4%

                ADVERTISING -- 0.0%
         8,000  Clear Channel International B.V. (USD) (a)..........................     8.75%       12/15/20    $       8,300
                                                                                                                 -------------
                BANKS -- 1.0%
       125,000  Lloyds Bank PLC (USD)...............................................     3.30%       05/07/21          125,034
       125,000  Santander UK PLC (USD)..............................................     3.40%       06/01/21          125,076
                                                                                                                 -------------
                                                                                                                       250,110
                                                                                                                 -------------
                BEVERAGES -- 0.2%
        50,000  Bacardi Ltd. (USD) (a)..............................................     4.70%       05/15/28           49,970
                                                                                                                 -------------
                COMMERCIAL SERVICES -- 0.2%
        50,000  IHS Markit Ltd. (USD)...............................................     4.75%       08/01/28           50,501
                                                                                                                 -------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.6%
        75,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     4.50%       05/15/21           76,336
        75,000  GE Capital International Funding Co. Unlimited Co. (USD)............     2.34%       11/15/20           73,493
                                                                                                                 -------------
                                                                                                                       149,829
                                                                                                                 -------------
                ENVIRONMENTAL CONTROL -- 0.1%
        17,000  GFL Environmental, Inc. (USD) (a)...................................     5.38%       03/01/23           16,193
                                                                                                                 -------------
                FOOD -- 0.3%
        75,000  Mondelez International Holdings Netherlands B.V. (USD) (a)..........     2.00%       10/28/21           71,861
                                                                                                                 -------------
                MISCELLANEOUS MANUFACTURING -- 0.2%
        40,000  Ingersoll-Rand Luxembourg Finance S.A. (USD)........................     3.55%       11/01/24           39,452
                                                                                                                 -------------
                OIL & GAS -- 1.0%
       250,000  Kazmunaygas National Co. JSC (USD) (a)..............................     4.75%       04/19/27          249,287
         4,000  Transocean Guardian Ltd. (USD) (a)..................................     5.88%       01/15/24            4,035
         8,000  Transocean Pontus Ltd. (USD) (a)....................................     6.13%       08/01/25            8,180
                                                                                                                 -------------
                                                                                                                       261,502
                                                                                                                 -------------
                PACKAGING & CONTAINERS -- 0.0%
        14,000  OI European Group B.V. (USD) (a)....................................     4.00%       03/15/23           13,318
                                                                                                                 -------------
                PHARMACEUTICALS -- 0.9%
        75,000  Allergan Funding SCS (USD)..........................................     4.55%       03/15/35           73,882
        31,000  Bausch Health Cos., Inc. (USD) (a)..................................     6.13%       04/15/25           28,947
        13,000  Bausch Health Cos., Inc. (USD) (a)..................................     5.50%       11/01/25           13,016
       125,000  Shire Acquisitions Investments Ireland DAC (USD)....................     2.40%       09/23/21          120,906
                                                                                                                 -------------
                                                                                                                       236,751
                                                                                                                 -------------
                RETAIL -- 0.4%
        34,000  1011778 BC ULC / New Red Finance, Inc. (USD) (a)....................     4.25%       05/15/24           32,555
        75,000  Alimentation Couche-Tard, Inc. (USD) (a)............................     3.55%       07/26/27           71,297
                                                                                                                 -------------
                                                                                                                       103,852
                                                                                                                 -------------
                TELECOMMUNICATIONS -- 0.5%
        57,000  Intelsat Jackson Holdings S.A. (USD)................................     5.50%       08/01/23           52,138
        16,000  Intelsat Luxembourg S.A. (USD)......................................     8.13%       06/01/23           13,940
        50,000  Vodafone Group PLC (USD)............................................     4.38%       05/30/28           49,817
                                                                                                                 -------------
                                                                                                                       115,895
                                                                                                                 -------------
                TOTAL FOREIGN CORPORATE BONDS..................................................................      1,367,534
                (Cost $1,356,265)                                                                                -------------


Page 40                 See Notes to Financial Statements

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
FOREIGN SOVEREIGN BONDS -- 2.9%

                BRAZIL -- 1.0%
       250,000  Brazilian Government International Bond (USD).......................     6.00%       04/07/26    $     251,249
                                                                                                                 -------------
                INDONESIA -- 1.0%
       250,000  Perusahaan Penerbit SBSN Indonesia III, Series REGS (USD)...........     4.15%       03/29/27          243,438
                                                                                                                 -------------
                SOUTH AFRICA -- 0.9%
       250,000  Republic of South Africa Government International Bond (USD)........     4.88%       04/14/26          237,962
                                                                                                                 -------------
                TOTAL FOREIGN SOVEREIGN BONDS..................................................................        732,649
                (Cost $741,688)                                                                                  -------------


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  -------------
MUNICIPAL BONDS -- 0.6%

                CALIFORNIA -- 0.3%
$       75,000  Univ of CA Rev TXBL Gen Ref, Series AJ..............................     4.60%       05/15/31           80,205
                                                                                                                 -------------
                NEW YORK -- 0.3%
        75,000  New York City Transitional Finance Authority Future Tax Secured
                   Revenue, Class A3................................................     3.73%       08/01/29           75,350
                                                                                                                 -------------
                TOTAL MUNICIPAL BONDS..........................................................................        155,555
                (Cost $154,438)                                                                                  -------------

U.S. TREASURY BILLS -- 10.3%

        82,000  U.S. Treasury Bill (f)..............................................      (g)        09/13/18           81,961
     2,519,000  U.S. Treasury Bill..................................................      (g)        01/31/19        2,496,246
                                                                                                                 -------------
                TOTAL U.S. TREASURY BILLS......................................................................      2,578,207
                (Cost $2,578,006)                                                                                -------------
                TOTAL INVESTMENTS -- 98.9%.....................................................................     24,856,768
                (Cost $24,727,550) (h)
                NET OTHER ASSETS AND LIABILITIES -- 1.1%.......................................................        268,134
                                                                                                                 -------------
                NET ASSETS -- 100.0%...........................................................................  $  25,124,902
                                                                                                                 =============


FUTURES CONTRACTS AT AUGUST 31, 2018 (see Note 2C - Futures Contracts in the Notes to Financial Statements):

                                                                                                UNREALIZED
                                                                                               APPRECIATION
                                                 NUMBER OF       EXPIRATION      NOTIONAL     (DEPRECIATION)/
      FUTURES CONTRACTS           POSITION       CONTRACTS          DATE           VALUE          VALUE
------------------------------  ------------  ---------------  --------------  -------------  --------------
U.S. 2-Year Treasury Note           Long             8            Dec-2018     $   1,690,875     $    234
U.S. 5-Year Treasury Note          Short             3            Dec-2018          (340,195)        (498)
U.S. 10-Year Ultra Treasury Note   Short            29            Dec-2018        (3,713,359)        (780)
U.S. Ultra Treasury Bond           Short             3            Dec-2018          (477,938)       2,970
                                                                               -------------     --------
                                                                               $  (2,840,617)    $  1,926
                                                                               =============     ========


                        See Notes to Financial Statements                Page 41

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------
(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by TCW Investment Management Company LLC (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2018, securities noted as such amounted to $3,470,445 or 13.8% of net assets.

(b) Fixed-to-floating security. At a predetermined date, the fixed rate will change to a floating rate.

(c)   Floating or variable rate security.

(d) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(e) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f) All or a portion of this security is segregated as collateral for open futures contracts.

(g)   Zero coupon security.

(h) The aggregate cost for federal income tax purposes is $24,737,080. As of August 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $183,916 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $62,302. The net unrealized appreciation was $121,614. The amounts presented are inclusive of derivative contracts.

IO - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rates

Currency Abbreviations:
USD   United States Dollar


Page 42                 See Notes to Financial Statements

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                          LEVEL 2           LEVEL 3
                                                       TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                     VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                     8/31/2018          PRICES            INPUTS            INPUTS
                                                   -------------     -------------     -------------     -------------
Corporate Bonds*.................................  $  10,729,414     $          --     $  10,729,414     $          --
U.S. Government Agency Mortgage-Backed
   Securities....................................      4,503,948                --         4,503,948                --
Mortgage-Backed Securities.......................      2,692,942                --         2,692,942                --
Asset-Backed Securities..........................      2,096,519                --         2,096,519                --
Foreign Corporate Bonds*.........................      1,367,534                --         1,367,534                --
Foreign Sovereign Bonds**........................        732,649                --           732,649                --
Municipal Bonds***...............................        155,555                --           155,555                --
U.S. Treasury Bills..............................      2,578,207                --         2,578,207                --
                                                   -------------     -------------     -------------     -------------
Total Investments................................     24,856,768                --        24,856,768                --
Futures Contracts****............................          3,204             3,204                --                --
                                                   -------------     -------------     -------------     -------------
Total............................................  $  24,859,972     $       3,204     $  24,856,768     $          --
                                                   =============     =============     =============     =============

                                                  LIABILITIES TABLE
                                                                                          LEVEL 2           LEVEL 3
                                                       TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                     VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                     8/31/2018          PRICES            INPUTS            INPUTS
                                                   -------------     -------------     -------------     -------------
Futures Contracts****............................  $      (1,278)    $      (1,278)    $          --     $          --
                                                   =============     =============     =============     =============


*       See Portfolio of Investments for industry breakout.
**      See Portfolio of Investments for country breakout.
***     See Portfolio of Investments for state breakout.
****    Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2018

                                                                              FIRST TRUST TCW         FIRST TRUST TCW
                                                                            OPPORTUNISTIC FIXED        UNCONSTRAINED
                                                                                INCOME ETF             PLUS BOND ETF
                                                                                  (FIXD)                  (UCON)
                                                                            -------------------     -------------------
ASSETS:
Investments, at value....................................................   $       352,314,967     $        24,856,768
Cash.....................................................................               119,690                 210,646
Receivables:
   Investment securities sold ...........................................             5,664,360                  46,509
   Capital shares sold ..................................................             2,472,776                      --
   Interest..............................................................             1,614,739                 161,532
   Variation margin......................................................                43,516                      --
   Dividends.............................................................                 8,621                      --
   Reclaims..............................................................                 1,273                     264
                                                                            -------------------     -------------------
     Total Assets........................................................           362,239,942              25,275,719
                                                                            -------------------     -------------------
LIABILITIES:
Payables:
   Investment securities purchased ......................................            43,498,839                 133,246
   Investment advisory fees..............................................               136,569                  16,032
   Variation margin......................................................                    --                   1,539
                                                                            -------------------     -------------------
     Total Liabilities...................................................            43,635,408                 150,817
                                                                            -------------------     -------------------
NET ASSETS...............................................................   $       318,604,534     $        25,124,902
                                                                            ===================     ===================
NET ASSETS CONSIST OF:
Paid-in capital..........................................................   $       325,187,394     $        25,027,550
Par value................................................................                64,500                  10,000
Accumulated net investment income (loss).................................                 8,307                  23,024
Accumulated net realized gain (loss) on investments, futures contracts,
   forward foreign currency contracts and foreign currency transactions..            (4,616,856)                (66,816)
Net unrealized appreciation (depreciation) on investments, futures
   contracts and forward foreign currency contracts......................            (2,038,811)                131,144
                                                                            -------------------     -------------------
NET ASSETS...............................................................   $       318,604,534     $        25,124,902
                                                                            ===================     ===================
NET ASSET VALUE, per share...............................................   $             49.40     $             25.12
                                                                            ===================     ===================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)............................................             6,450,002               1,000,002
                                                                            ===================     ===================
Investments, at cost.....................................................   $       354,359,954     $        24,727,550
                                                                            ===================     ===================


Page 44                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS

                                                                              FIRST TRUST TCW         FIRST TRUST TCW
                                                                            OPPORTUNISTIC FIXED        UNCONSTRAINED
                                                                                INCOME ETF             PLUS BOND ETF
                                                                                  (FIXD)                  (UCON)
                                                                            -------------------     -------------------
                                                                                YEAR ENDED             PERIOD ENDED
                                                                                 8/31/2018             8/31/2018 (a)
                                                                            -------------------     -------------------
INVESTMENT INCOME:
Interest...............................................................     $         6,108,147     $           205,268
Dividends..............................................................                  76,713                       1
Foreign withholding tax................................................                    (429)                     --
                                                                            -------------------     -------------------
Total investment income................................................               6,184,431                 205,269
                                                                            -------------------     -------------------
EXPENSES:
Investment advisory fees...............................................               1,411,439                  50,915
Excise tax.............................................................                  10,624                      --
                                                                            -------------------     -------------------
Total expenses.........................................................               1,422,063                  50,915
   Less fees waived by the investment advisor..........................                (217,144)                 (5,990)
                                                                            -------------------     -------------------
   Net expenses........................................................               1,204,919                  44,925
                                                                            -------------------     -------------------
NET INVESTMENT INCOME (LOSS)...........................................               4,979,512                 160,344
                                                                            -------------------     -------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................              (3,493,909)                    845
   Futures contracts...................................................                (289,726)                (59,981)
   Forward foreign currency contracts..................................                (117,619)                     --
   Foreign currency transactions.......................................                   4,028                      --
                                                                            -------------------     -------------------
Net realized gain (loss)...............................................              (3,897,226)                (59,136)
                                                                            -------------------     -------------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................              (2,772,718)                129,218
   Futures contracts...................................................                   4,643                   1,926
   Forward foreign currency contracts..................................                   6,728                      --
                                                                            -------------------     -------------------
Net change in unrealized appreciation (depreciation)...................              (2,761,347)                131,144
                                                                            -------------------     -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................              (6,658,573)                 72,008
                                                                            -------------------     -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $        (1,679,061)    $           232,352
                                                                            ===================     ===================


(a) Inception date is June 4, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FIRST TRUST TCW               FIRST TRUST TCW
                                                                     OPPORTUNISTIC FIXED              UNCONSTRAINED
                                                                          INCOME ETF                  PLUS BOND ETF
                                                                            (FIXD)                        (UCON)
                                                            --------------------------------------  ------------------
                                                                   YEAR               PERIOD              PERIOD
                                                                  ENDED               ENDED               ENDED
                                                                8/31/2018         8/31/2017 (a)       8/31/2018 (a)
                                                            ------------------  ------------------  ------------------
OPERATIONS:
Net investment income (loss)..............................  $        4,979,512  $          493,929  $          160,344
Net realized gain (loss)..................................          (3,897,226)            342,126             (59,136)
Net change in unrealized appreciation (depreciation)......          (2,761,347)            722,536             131,144
                                                            ------------------  ------------------  ------------------
Net increase (decrease) in net assets resulting from
   operations.............................................          (1,679,061)          1,558,591             232,352
                                                            ------------------  ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................          (5,937,317)           (598,101)           (145,000)
Net realized gain.........................................              (2,096)                 --                  --
                                                            ------------------  ------------------  ------------------
Total distribution to shareholders........................          (5,939,413)           (598,101)           (145,000)
                                                            ------------------  ------------------  ------------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................         292,539,048          50,050,100          25,037,550
Cost of shares redeemed...................................         (17,326,630)                 --                  --
                                                            ------------------  ------------------  ------------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...............................         275,212,418          50,050,100          25,037,550
                                                            ------------------  ------------------  ------------------
Total increase (decrease) in net assets...................         267,593,944          51,010,590          25,124,902

NET ASSETS:
Beginning of period.......................................          51,010,590                  --                  --
                                                            ------------------  ------------------  ------------------
End of period.............................................  $      318,604,534  $       51,010,590  $       25,124,902
                                                            ==================  ==================  ==================
Accumulated net investment income (loss) at end
   of period..............................................  $            8,307  $           10,848  $           23,024
                                                            ==================  ==================  ==================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................           1,000,002                  --                  --
Shares sold...............................................           5,800,000           1,000,002           1,000,002
Shares redeemed...........................................            (350,000)                 --                  --
                                                            ------------------  ------------------  ------------------
Shares outstanding, end of period.........................           6,450,002           1,000,002           1,000,002
                                                            ==================  ==================  ==================


(a) Inception dates for FIXD and UCON are February 14, 2017 and June 4, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.


Page 46                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

                                                                      YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                    8/31/2018      8/31/2017 (a)
                                                                 ---------------  ---------------
Net asset value, beginning of period...........................     $   51.01        $   50.00
                                                                    ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          1.15             0.49
Net realized and unrealized gain (loss)........................         (1.46)            1.12
                                                                    ---------        ---------
Total from investment operations...............................         (0.31)            1.61
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (1.30)           (0.60)
Net realized gain..............................................         (0.00) (f)          --
                                                                    ---------        ---------
Total distributions............................................         (1.30)           (0.60)
                                                                    ---------        ---------
Net asset value, end of period.................................     $   49.40        $   51.01
                                                                    =========        =========
TOTAL RETURN (b)...............................................         (0.57)%           3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 318,605        $  51,011
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.65%            0.65% (c)
Ratio of net expenses to average net assets....................          0.55%            0.55% (c)
Ratio of net investment income (loss) to average net assets....          2.29%            1.81% (c)
Portfolio turnover rate (d)....................................           358% (e)         231% (e)

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2018 (a)
                                                                 ---------------

Net asset value, beginning of period...........................     $   25.00
                                                                    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.17
Net realized and unrealized gain (loss)........................          0.10
                                                                    ---------
Total from investment operations...............................          0.27
                                                                    ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (0.15)
                                                                    ---------
Net asset value, end of period.................................     $   25.12
                                                                    =========
TOTAL RETURN (b)...............................................          1.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  25,125
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.85% (c)
Ratio of net expenses to average net assets....................          0.75% (c)
Ratio of net investment income (loss) to average net assets....          2.68% (c)
Portfolio turnover rate (d)....................................            70%

(a) Inception dates for FIXD and UCON are February 14, 2017 and June 4, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) The portfolio turnover rate not including mortgage dollar rolls was 241% and 158% for the periods ending August 31, 2018 and August 31, 2017, respectively.

(f)   Amount is less than $0.01.


                        See Notes to Financial Statements                Page 47

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the two funds listed below:

    First Trust TCW Opportunistic Fixed Income ETF - (The Nasdaq Stock Market
       LLC ("Nasdaq") ticker "FIXD")
    First Trust TCW Unconstrained Plus Bond ETF - (NYSE Arca, Inc. ("NYSE Arca") ticker "UCON")(1)

(1)   Commenced investment operations on June 4, 2018.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which a Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities.

The Funds are each an actively managed exchange-traded fund. Each Fund's investment objective is to seek to maximize long-term total return. Each Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in fixed income securities. Each Fund's investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities; agency and non-agency residential mortgage-backed securities; agency and non-agency commercial mortgage-backed securities; agency and non-agency asset-backed securities; domestic corporate bonds; fixed income securities issued by foreign corporations and foreign governments, including emerging markets; bank loans, including first lien senior secured floating rate bank loans ("Senior Loans")(2); municipal bonds; and other debt securities bearing fixed interest rates of any maturity. Each Fund may also invest in collateralized loan obligations, floating rate securities, variable rate securities and Rule 144A securities. In addition, UCON may also invest in preferred stock and common stock. Each Fund may invest in to-be-announced transactions ("TBA Transactions"). Each Fund may also invest in privately-issued mortgage-backed securities; however, each Fund will not invest more than 20% of its assets invested in fixed income securities in non-agency sponsored mortgage-backed securities. FIXD may invest up to 35% of its net assets in corporate, non-U.S. and non-agency debt and other securities rated below investment grade by one or more nationally recognized statistical rating organization ("NRSRO"), or, if unrated, judged to be of comparable quality by TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") (commonly referred to as "high yield" or "junk" bonds). FIXD may also invest up to 20% of its net assets in securities denominated in foreign currencies and securities of issuers with significant ties to emerging markets, as determined by the Sub-Advisor. UCON may invest up to 70% of its net assets fixed income securities rated below investment grade by one or more NRSRO, or, if unrated, judged to be of comparable quality by the Sub-Advisor (commonly referred to as "high yield" or "junk" bonds). UCON may also invest up to 60% of its net assets in emerging market securities and up to 50% in securities denominated in foreign currencies, as determined by the Sub-Advisor.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

-----------------------------
(2) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act.

Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, municipal securities, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Senior Loans in which the Funds invest are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities of the issuer, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only);

           12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2018, the Funds had no when-issued or delayed-delivery securities, and UCON had no forward purchase commitments. At August 31, 2018, FIXD held $19,323,888 of forward purchase commitments.

C. FUTURES CONTRACTS

Each Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statements of Operations.

Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statements of Operations. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. Each Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Fund's Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

As of August 31, 2018, the Funds had no open forward foreign currency contracts.

E. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

The Funds do not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

F. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statements of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on each Fund's Portfolio of Investments.

H. MORTGAGE DOLLAR ROLLS

Each Fund may invest, without limitation, in mortgage dollar rolls. The Funds intend to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Funds' Sub-Advisor. In a mortgage dollar roll, a Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in a Fund.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid monthly by each Fund. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2018 was as follows:

                                                                                Distributions    Distributions    Distributions
                                                                                  paid from        paid from        paid from
                                                                                  Ordinary          Capital         Return of
                                                                                   Income            Gains           Capital
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $   5,937,317    $       2,096    $          --
First Trust TCW Unconstrained Plus Bond ETF                                           145,000               --               --

The tax character of distributions paid by the Fund during the fiscal period ended August 31, 2017 was as follows:

                                                                                Distributions    Distributions    Distributions
                                                                                  paid from        paid from        paid from
                                                                                  Ordinary          Capital         Return of
                                                                                   Income            Gains           Capital
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $     598,101    $          --    $          --

As of August 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and      Unrealized
                                                                                  Ordinary           Other        Appreciation
                                                                                   Income         Gain (Loss)     (Depreciation)
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $      55,035    $  (4,035,664)   $  (2,666,731)
First Trust TCW Unconstrained Plus Bond ETF                                            23,024          (57,286)         121,614

J. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FIXD, the taxable years ending 2017 and 2018 remain open to federal and state audit. For UCON, the taxable year ending 2018 remains open to federal and state audit. As of August 31, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2018, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.

                                                       Non-Expiring Capital Loss
                                                             Carryforwards
                                                       -------------------------
First Trust TCW Opportunistic Fixed Income ETF                $ 4,035,664
First Trust TCW Unconstrained Plus Bond ETF                        57,286

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended August 31, 2018, the adjustments for each Fund were as follows:

                                                                                                  Accumulated
                                                                                 Accumulated      Net Realized
                                                                                Net Investment    Gain (Loss)        Paid-in
                                                                                Income (Loss)    on Investments      Capital
                                                                                --------------   --------------   -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $      955,264   $     (944,640)  $     (10,624)
First Trust TCW Unconstrained Plus Bond ETF                                              7,680           (7,680)             --

K. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

L. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

TCW serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and TCW, First Trust will supervise TCW and its management of the investment of each Fund's assets and will pay TCW for its services as the Funds' sub-advisor. First Trust will also be responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. FIXD and UCON have each agreed to pay First Trust an annual unitary management fee equal to 0.65% and 0.85%, respectively, of its average daily net assets. Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until February 13, 2019 for FIXD, and June 5, 2019 for UCON. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of each Fund or by the Funds' investment advisor only after February 13, 2019 for FIXD, and June 5, 2019 for UCON. During the fiscal period ended August 31, 2018, the Advisor waived fees of $217,144 and $5,990 for FIXD and UCON, respectively.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2018, the cost of purchases and proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities for each Fund, excluding short-term investments, were as follows:

                                                                                  Purchases          Sales
                                                                                --------------   --------------
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
   U.S. Government securities                                                   $  922,421,443   $  781,770,807
   Non-U.S. Government securities                                                  154,987,955       19,772,237

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
   U.S. Government securities                                                       16,685,307       12,105,246
   Non-U.S. Government securities                                                   18,775,666        1,567,248

For the fiscal period ended August 31, 2018, the Funds had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at August 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
DERIVATIVES                                STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   -----------   --------------------------   -----------
FIXD
                                          Unrealized appreciation on                 Unrealized depreciation on
Futures contracts    Interest rate risk   futures contracts*           $     8,293   futures contracts*           $     2,117

UCON
                                          Unrealized appreciation on                 Unrealized depreciation on
Futures contracts    Interest rate risk   futures contracts*                 3,204   futures contracts*                 1,278

* Includes cumulative appreciation/depreciation on futures contracts as reported in each Fund's Portfolio of Investments. Only the current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2018, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                                      FIXD         UCON
------------------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts      $(117,619)   $      --
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                           6,728           --

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on futures contracts                        (289,726)     (59,981)
Net change in unrealized appreciation (depreciation) on
   futures contracts                                                    4,643        1,926

FIXD
During the fiscal period ended August 31, 2018, the notional value of forward foreign currency contracts opened and closed were $9,132,153 and $9,945,062, respectively.

During the fiscal period ended August 31, 2018, the notional value of futures contracts opened and closed were $203,039,979 and $150,021,200, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

UCON
During the fiscal period ended August 31, 2018, there were no forward foreign currency contracts opened or closed.

During the fiscal period ended August 31, 2018, the notional value of futures contracts opened and closed were $11,132,714 and $8,290,171, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. Each Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2019 for FIXD, and June 5, 2020 for UCON.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF AND FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust TCW Opportunistic Fixed Income ETF and First Trust TCW Unconstrained Plus Bond ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII (the "Trust"), including the portfolios of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended, and the period from February 14, 2017 (commencement of operations) through August 31, 2017 for First Trust TCW Opportunistic Fixed Income ETF; the related statements of operations, changes in net assets, and financial highlights for the period from June 4, 2018 (commencement of operations) through August 31, 2018, for First Trust TCW Unconstrained Plus Bond ETF; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of First Trust TCW Opportunistic Fixed Income ETF included in the First Trust Exchange-Traded Fund VIII as of August 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, and for the period from February 14, 2017 (commencement of operations) through August 31, 2017, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of First Trust TCW Unconstrained Plus Bond ETF included in the First Trust Exchange-Traded Fund VIII as of August 31, 2018, and the results of its operations, changes in its net assets, and financial highlights for the period from June 4, 2018 (commencement of operations) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders for the taxable period ended August 31, 2018 for FIXD, and between the period of June 4, 2018 and August 31, 2018 for UCON, that were properly designated by each Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by FIXD and UCON during their fiscal periods ended August 31, 2018, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund VIII (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the First Trust TCW Opportunistic Fixed Income ETF (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and TCW Investment Management Company LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the April 23, 2018 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.10% of the Fund's average daily net assets until at least February 13, 2019. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the majority of the peer funds in the Peer Group were not actively-managed ETFs but rather index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that only three of the peer funds employed an advisor/sub-advisor management structure, and only two of the peer funds employed an advisor/sub-advisor management structure with an unaffiliated sub-advisor. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund. The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. Because the Fund commenced operations on February 14, 2017, and therefore the Fund has a limited performance history, performance information for the Peer Group and relevant benchmark indexes was not considered.

On the basis of all the information provided on the unitary fee of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2017. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements that it believes there are no economies of scale in connection with providing sub-advisory services to the Fund and that the Sub-Advisor does not believe expenses relating to providing services to the Fund will change. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust TCW Unconstrained Plus Bond ETF (the "Fund"), and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and TCW Investment Management Company LLC (the "Sub-Advisor"), for an initial two-year term at a meeting held on April 23, 2018. The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source, and to fees charged to a separate peer group of mutual funds compiled by MPI (the "Peer Groups"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor, and the Sub-Advisor; the estimated expenses of the Fund as compared to expense ratios of the peer funds in the Peer Groups; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and to the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF not designed to track the performance of an index and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust fund complex. The Board noted that the Advisor will oversee the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. The Board noted that the Sub-Advisor manages another similar fund in the First Trust Fund Complex. At the meeting, the Trustees received a presentation from two investment personnel from the Sub-Advisor, and were able to ask questions about the Sub-Advisor and the Sub-Advisor's proposed investment strategies for the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

The Board considered the proposed unitary fee rate payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.85% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee remaining after the Fund's expenses are paid, subject to a $100,000 annual minimum sub-advisory fee. The Board noted that the Advisor would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had contractually agreed to waive fees in the amount of 0.10% of the Fund's average daily net assets for at least a one-year period beginning upon the effectiveness of the Fund's registration statement. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other ETF and mutual fund clients, as applicable. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund (after fee waivers) was slightly below the median total (net) expense ratio of the peer funds in the Peer Group comprised of ETFs and equal to the median total (net) expense ratio of the peer funds in the Peer Group comprised of mutual funds. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability; however, the Board did note the advisory fee and total expense ratio of a similar mutual fund managed by TCW. In light of the information considered and of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the fee rate to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Advisory Agreement for the Fund to the Advisor at this time. The Board also considered the Sub-Advisor's statement that it was unable to estimate profitability and that the Sub-Advisor would be paid by the Advisor from the Fund's unitary fee. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund may have had no dealings with the Advisor or FTP. The Board also considered fall-out benefits described by the Sub-Advisor, noting that the Sub-Advisor would not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                    FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           157         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            157         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         157         Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           157         Director of
(1954)                                             Managing Director and Chief Operating                          Covenant
                               o Since Inception   Officer (January 2015 to August 2018),                         Transport Inc.
                                                   Pelita Harapan Educational Foundation                          (May 2003 to
                                                   (Educational Products and Services);                           (May 2014)
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               157         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term    Managing Director and Chief Financial Officer
(1966)                Executive Officer                                 (January 2016 to Present), Controller (January 2011
                                                   o Since Inception    to January 2016), Senior Vice President (April 2007
                                                                        to January 2016), First Trust Advisors L.P. and First
                                                                        Trust Portfolios L.P.; Chief Financial Officer
                                                                        (January 2016 to Present), BondWave LLC
                                                                        (Software Development Company) and Stonebridge
                                                                        Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term    Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                 President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term    General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                     First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception    Counsel, BondWave LLC; Secretary, Stonebridge
                                                                        Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term    Managing Director, First Trust Advisors L.P. and
(1970)                                                                  First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term    Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                           and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term    Senior Vice President, First Trust Advisors L.P.
(1966)                                                                  and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term    Senior Vice President, First Trust Advisors L.P.
(1970)                                                                  and First Trust Portfolios L.P.
                                                   o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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


                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
TCW Investment Management Company LLC
865 South Figueroa Street
Los Angeles, CA 90017

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

      EquityCompass Risk Manager ETF (ERM)

      EquityCompass Tactical Risk Manager ETF (TERM)


----------------------
    Annual Report
  For the Year Ended
   August 31, 2018
----------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2018

Shareholder Letter...........................................................  1
Fund Performance Overview
   EquityCompass Risk Manager ETF (ERM)......................................  2
   EquityCompass Tactical Risk Manager ETF (TERM)............................  4
Notes to Fund Performance Overview...........................................  6
Portfolio Commentary.........................................................  7
Understanding Your Fund Expenses.............................................  9
Portfolio of Investments
   EquityCompass Risk Manager ETF (ERM)...................................... 10
   EquityCompass Tactical Risk Manager ETF (TERM)............................ 14
Statements of Assets and Liabilities......................................... 18
Statements of Operations..................................................... 19
Statements of Changes in Net Assets.......................................... 20
Financial Highlights......................................................... 21
Notes to Financial Statements................................................ 22
Report of Independent Registered Public Accounting Firm...................... 28
Additional Information....................................................... 29
Board of Trustees and Officers............................................... 34
Privacy Policy............................................................... 36

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (the "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2018


Dear Shareholders:

First Trust is pleased to provide you with the annual report for the EquityCompass Risk Manager ETF ("ERM") and the EquityCompass Tactical Risk Manager ETF ("TERM" and together with ERM, the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, which contains detailed information about the Funds for the twelve months ended August 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my February 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average ("DJIA") closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January 2018.

Many investors have been watching the Federal Reserve (the "Fed") and its signaled intention to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rates hikes are expected before year-end.

Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk more about equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

EQUITYCOMPASS RISK MANAGER ETF (ERM)

The EquityCompass Risk Manager ETF (the "Fund") seeks to provide long term capital appreciation with capital preservation as a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in equity securities of companies domiciled in the U.S. or listed on a U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Fund's Sub-Advisor, the Fund may invest all or a portion of its assets in cash, cash-equivalents and short-term fixed income exchange-traded funds ("ETFs"), or the Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short Maturity ETF
(FTSM). The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "ERM."

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL          CUMULATIVE
                                                                               TOTAL RETURNS         TOTAL RETURNS
                                                             1 Year Ended   Inception (4/10/17)   Inception (4/10/17)
                                                                8/31/18         to 8/31/18            to 8/31/18

FUND PERFORMANCE
NAV                                                             15.23%            12.66%                18.05%
Market Price                                                    15.27%            12.73%                18.14%

INDEX PERFORMANCE
S&P 500(R) Index                                                19.66%            18.39%                26.49%
Hedge Fund Research HFRI Equity Hedge Index(1)                   7.22%             N/A                  11.58%
---------------------------------------------------------------------------------------------------------------------

(1) Cumulative total return for the period April 30, 2017 through August 31, 2018. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

(See Notes to Fund Performance Overview on Page 6.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Health Care                                       14.73%
Information Technology                            13.82
Financials                                        13.29
Consumer Discretionary                            13.07
Industrials                                       12.29
Consumer Staples                                  10.43
Energy                                             7.36
Utilities                                          5.79
Materials                                          3.98
Real Estate                                        3.94
Telecommunication Services                         1.30
                                                --------
     Total                                       100.00%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Flowserve Corp.                                    0.82%
PerkinElmer, Inc.                                  0.80
Apple, Inc.                                        0.78
QUALCOMM, Inc.                                     0.78
Eli Lilly and Co.                                  0.77
FLIR Systems, Inc.                                 0.77
Biogen, Inc.                                       0.76
Celgene Corp.                                      0.76
Fluor Corp.                                        0.75
NVIDIA Corp.                                       0.75
                                                --------
     Total                                         7.74%
                                                ========

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS RISK MANAGER ETF (ERM) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 APRIL 10, 2017 - AUGUST 31, 2018

                        EquityCompass                    S&P 500(R)
                       Risk Manager ETF                    Index
4/10/17                    $10,000                        $10,000
8/31/17                     10,244                         10,571
2/28/18                     11,107                         11,716
8/31/18                     11,805                         12,649

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

BID/ASK MIDPOINT VS. NAV THROUGH AUGUST 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 11, 2017 (commencement of trading) through August 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/11/17 - 8/31/17         89                0              0              0
9/1/17 - 8/31/18         225                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/11/17 - 8/31/17         11                0              0              0
9/1/17 - 8/31/18          27                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)

The EquityCompass Tactical Risk Manager ETF (the "Fund") seeks to provide long term capital appreciation with capital preservation as a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in equity securities of companies domiciled in the U.S. or listed on a U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Fund's Sub-Advisor, the Fund may invest all or a portion of its assets in cash, cash-equivalents and short-term fixed income exchange-traded funds ("ETFs"), or the Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short Maturity ETF (FTSM). During such periods, the Fund may also invest a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "TERM."

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                               AVERAGE ANNUAL          CUMULATIVE
                                                                                TOTAL RETURNS        TOTAL RETURNS
                                                              1 Year Ended   Inception (4/10/17)  Inception (4/10/17)
                                                                 8/31/18         to 8/31/18            to 8/31/18

FUND PERFORMANCE
NAV                                                              15.24%            12.66%                18.04%
Market Price                                                     15.23%            12.66%                18.04%

INDEX PERFORMANCE
S&P 500(R) Index                                                 19.66%            18.39%                26.49%
Hedge Fund Research HFRI Equity Hedge Index(1)                    7.22%               N/A                11.58%
---------------------------------------------------------------------------------------------------------------------

(1) Cumulative total return for the period April 30, 2017 through August 31, 2018. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

(See Notes to Fund Performance Overview on Page 6.)


----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Health Care                                       14.73%
Information Technology                            13.81
Financials                                        13.29
Consumer Discretionary                            13.08
Industrials                                       12.29
Consumer Staples                                  10.44
Energy                                             7.35
Utilities                                          5.78
Materials                                          3.98
Real Estate                                        3.95
Telecommunication Services                         1.30
                                                --------
     Total                                       100.00%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Flowserve Corp.                                    0.82%
PerkinElmer, Inc.                                  0.80
Apple, Inc.                                        0.78
QUALCOMM, Inc.                                     0.78
Eli Lilly and Co.                                  0.77
FLIR Systems, Inc.                                 0.77
Biogen, Inc.                                       0.76
Celgene Corp.                                      0.76
Fluor Corp.                                        0.75
NVIDIA Corp.                                       0.75
                                                --------
     Total                                         7.74%
                                                ========

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 10, 2017 - AUGUST 31, 2018

                     EquityCompass Tactical              S&P 500(R)
                        Risk Manager ETF                   Index
4/10/17                     $10,000                       $10,000
8/31/17                      10,244                        10,571
2/28/18                      11,107                        11,716
8/31/18                      11,804                        12,649

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

BID/ASK MIDPOINT VS. NAV THROUGH AUGUST 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 11, 2017 (commencement of trading) through August 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/11/17 - 8/31/17         83                0              0              0
9/1/17 - 8/31/18         229                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/11/17 - 8/31/17         17                0              0              0
9/1/17 - 8/31/18          23                0              0              0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)


                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to EquityCompass Risk Manager ETF ("ERM") and EquityCompass Tactical Risk Manager ETF ("TERM"). First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolio and certain other services necessary for the management of the portfolios.

                                  SUB-ADVISOR

Choice Financial Partners, Inc., d/b/a EquityCompass Strategies ("EquityCompass Strategies" or the "Sub-Advisor") serves as the investment sub-advisor to the Funds.

                              PORTFOLIO MANAGEMENT

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee (the "Investment Committee"), which manages the Funds' investments, consists of:

DANIEL J. LINDQUIST, MANAGING DIRECTOR OF FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST
TODD LARSON, CFA, VICE PRESIDENT OF FIRST TRUST
CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST
JOHN GAMBLA, SENIOR PORTFOLIO MANAGER, ALTERNATIVES INVESTMENT TEAM OF FIRST
   TRUST
ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER, ALTERNATIVES INVESTMENT TEAM OF
   FIRST TRUST

                         SUB-ADVISOR PORTFOLIO MANAGERS

The Sub-Advisor portfolio managers, as set forth below, provide non-discretionary investment advice to the Investment Committee:

TIMOTHY M. MCCANN, SENIOR PORTFOLIO MANAGER, EQUITYCOMPASS STRATEGIES BERNARD J. KAVANAGH, III, PORTFOLIO MANAGER, EQUITYCOMPASS STRATEGIES

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund, while the Sub-Advisor portfolio managers provide non-discretionary investment advice to the Investment Committee. Each portfolio manager has served as part of the portfolio management team of the Fund since inception.

                                   COMMENTARY

MARKET RECAP

During the period covered by this report, equity markets have battled over the implications of a trade war, and not only its effect on global growth, but also the implications for inflation in the U.S. as well. Despite rigorous partisan debate on the most effective method to reduce trade imbalances, the U.S. and China have yet to come to an agreement on trade. With that as a backdrop, equities have continued their march higher regardless of world economic implications of escalating trade tension. The market is at new all-time highs as of September 20, 2018 with the S&P 500(R) Index (the "S&P 500" or "benchmark") and the Dow Jones Industrial Average ("DJIA") climbing still. From a fundamental perspective, our earnings signal currently sits at all-time highs and has been positively accelerating for the past 18 months. Forward 12-month earnings estimates for the S&P 500(R) currently sit at $172.25 as of September 24, 2018. We have seen no signs of deterioration in FY2019 or FY2020 estimates that would suggest geopolitical risk is tightening the prospects for stocks right now.

During the twelve-month period ended August 31, 2018, the bond market turned negative in February 2018 as the Federal Reserve (the "Fed") signaled that it would continue to raise rates despite global tensions. Oil rose 7.58% over this same period to rebound from lows last year. Energy has also been the biggest contributor, of the 11 GICS Sectors, to the overall 12-month earnings estimate.

PERFORMANCE REVIEW (ERM/TERM)

The EquityCompass Risk Manager ETF ("ERM") and the EquityCompass Tactical Risk Manager ETF ("TERM") seek to reliably capture broad market performance when fundamental and technical indicators are favorable and to reduce equity exposure when either or both of those indicators show evidence of deterioration. Both ERM and TERM pivoted to a defensive position through the month of April 2018 until May 2, 2018 as the technical indicator went moderately bearish. The five-day moving average of the DJIA slipped 10% below its subsequent all-time high. This happened at the close of the last trading day in March 2018 and this required that the portfolios switch to a 60/40 allocation.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2018 (UNAUDITED)

For the twelve-month period ended August 31, 2018, ERM and TERM posted net asset value ("NAV") returns of 15.23% and 15.24%, respectively. Market price returns for ERM and TERM were 15.27% and 15.23%, respectively. The primary benchmark for the Funds is the S&P 500(R) cap weighted index, which returned 19.66% on a total return basis. The secondary benchmark is the Hedge Fund Research HFRI Equity Hedge Index (the "HFRIEHI Index"). For the reporting period, the HFRIEHI Index was up 7.22%.

Factors that contributed to underperformance versus the benchmark were:

      o     Equal-weighting methodology of the Risk Management Strategy

      o Indirect value-bias through ownership of smaller market capitalization names

      o Portfolio underweights in outperforming sectors (Tech, Financials & Health Care)

Both Funds were compositionally near-identical for the period (defensive position initiated in April 2018 and restored to fully long in May 2018). The Funds do have flexibility to offset equity exposure by increasing cash and/or an inverse equity position. The long side of the Funds will remain the same and we believe will closely resemble the risk and return characteristics of the S&P 500 Equal Weight Total Return Index (the "SPXEWTR Index") which was up 17.12% for the reporting period.

A study of our selection process for the long component (equally weighting across the S&P 100(R) Index along with the five smallest stocks by market capitalization across 10 major sectors in the S&P 500(R)) has historically had a correlation of 0.91 and tracking error of 2.2% to the SPXEWTR Index. During the reporting period, the Funds underperformed the SPEXEWTR Index but were within a reasonable and historical range. Exact composition for the HFRIEHI Index is unavailable.

The equal-weighting methodology of the strategy and Sector underweights to Health Care, Information Technology and Financials had a negative impact on performance. During the period, the primary benchmark, which is market-cap-weighted (+19.66%), outperformed the SPXEWTR (+17.12%) by 254 basis points ("bps"). The S&P 100(R) Index posted a 20.10% total return.

The value bias in the smaller capitalization 50 stock basket impacted the Funds' relative performance as growth significantly outperformed value during the period, especially within Technology stocks.

All 11 primary benchmark sectors produced positive returns during the period, with Information Technology (+32.76%) significantly outperforming the broader market. The Funds' underweight towards this outperforming sector was a drag on relative performance during the period and cost us 348 bps relative to the S&P 500 (from a combination of selection and allocation bias). Additionally, our overweight in Energy relative to the benchmark (a positively performing GICS Sector) cost us 86 bps in underperformance to the S&P 500 due to value traps in owning the smallest names in that sector.

PERFORMANCE CONTRIBUTION

During the reporting period, the Funds' exposure to Materials and Industrials had the greatest contribution to relative returns, while Information Technology and Health Care produced the greatest drag on relative returns. Individual stocks with the greatest positive contribution to the Funds were CF Industries Holdings, Inc.; Foot Locker, Inc.; TripAdvisor, Inc.; XL Group Ltd.; and FLIR Systems, Inc. due to having a relative overweight compared to the benchmark. The greatest negative contributions were Microsoft Corp.; Amazon.com, Inc.; Apple, Inc., Netflix Inc.; and Alphabet, Inc. due to a relative underweight in the technology sector compared to the benchmark.

MARKET AND FUND OUTLOOK

Despite calls from market strategists at the end of 2017 citing a market correction by the end of year in 2018, we have observed no technical or fundamental deterioration in the market that would lead us to believe we are going lower. Currently, stock valuations have come down a bit as market gains have not kept up with earnings expectations for the period in question. S&P 500 one-year forward earnings estimates have increased 26% since August of 2017, while the S&P 500 (price only) has risen 17.4%. This has reduced the forward 12-month price-to-earnings (P/E) to 16.9x from 17.7x in August of 2017. Fourth quarter seasonality factors have historically been a negative drag on forward 12-month earnings estimates. We believe third quarter earnings reports and company guidance should help clarify if current expectations are well supported, while higher valuations could potentially leave markets more susceptible to a pullback or lower future returns.

The Equity Risk Management Strategy is designed to remove emotional decision making and to react to, not anticipate, changes in fundamental and technical conditions and adjust equity exposure accordingly. Currently, the risk management strategy is fully invested as both fundamental and technical indicators remain favorable and at all-time highs. Should either or both of these conditions deteriorate, the strategy will respond accordingly.

FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2018 (UNAUDITED)

As a shareholder of EquityCompass Risk Manager ETF or EquityCompass Tactical Risk Manager ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO    EXPENSES PAID
                                                       BEGINNING         ENDING        BASED ON THE      DURING THE
                                                     ACCOUNT VALUE    ACCOUNT VALUE      SIX MONTH        SIX MONTH
                                                     MARCH 1, 2018   AUGUST 31, 2018      PERIOD       PERIOD (a) (b)
----------------------------------------------------------------------------------------------------------------------
EQUITYCOMPASS RISK MANAGER ETF (ERM)
Actual                                                 $1,000.00        $1,062.80          0.63%            $3.28
Hypothetical (5% return before expenses)               $1,000.00        $1,022.03          0.63%            $3.21

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
Actual                                                 $1,000.00        $1,062.90          0.63%            $3.28
Hypothetical (5% return before expenses)               $1,000.00        $1,022.03          0.63%            $3.21


(a) Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which each Fund invests.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1, 2018 through August 31, 2018), multiplied by 184/365 (to reflect the six-month period).

EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.7%
               AEROSPACE & DEFENSE -- 3.3%
          529  Boeing (The) Co.                         $     181,336
          934  General Dynamics Corp.                         180,636
          591  Lockheed Martin Corp.                          189,362
          908  Raytheon Co.                                   181,091
        1,411  United Technologies Corp.                      185,829
                                                        -------------
                                                              918,254
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 1.4%
          776  FedEx Corp.                                    189,305
        1,671  United Parcel Service, Inc.,
                  Class B                                     205,333
                                                        -------------
                                                              394,638
                                                        -------------
               AUTO COMPONENTS -- 0.6%
        7,574  Goodyear Tire & Rubber (The)
                  Co.                                         171,854
                                                        -------------
               AUTOMOBILES -- 1.1%
       16,082  Ford Motor Co.                                 152,457
        4,509  General Motors Co.                             162,550
                                                        -------------
                                                              315,007
                                                        -------------
               BANKS -- 4.1%
        6,335  Bank of America Corp.                          195,942
        2,664  Citigroup, Inc.                                189,783
        1,700  JPMorgan Chase & Co.                           194,786
        9,726  People's United Financial, Inc.                180,028
        3,547  U.S. Bancorp                                   191,928
        3,171  Wells Fargo & Co.                              185,440
                                                        -------------
                                                            1,137,907
                                                        -------------
               BEVERAGES -- 1.9%
        4,005  Coca-Cola (The) Co.                            178,503
        2,609  Molson Coors Brewing Co.,
                  Class B                                     174,125
        1,620  PepsiCo, Inc.                                  181,456
                                                        -------------
                                                              534,084
                                                        -------------
               BIOTECHNOLOGY -- 3.5%
        1,888  AbbVie, Inc.                                   181,210
          950  Amgen, Inc.                                    189,820
          603  Biogen, Inc. (a)                               213,154
        2,251  Celgene Corp. (a)                              212,607
        2,479  Gilead Sciences, Inc.                          187,735
                                                        -------------
                                                              984,526
                                                        -------------
               CAPITAL MARKETS -- 2.6%
        3,305  Bank of New York Mellon (The)
                  Corp.                                       172,356
          360  BlackRock, Inc.                                172,462
          803  Goldman Sachs Group (The), Inc.                190,961
        3,753  Morgan Stanley                                 183,259
                                                        -------------
                                                              719,038
                                                        -------------
               CHEMICALS -- 2.7%
        1,831  Albemarle Corp.                                174,897
        4,010  CF Industries Holdings, Inc.                   208,319
        2,697  DowDuPont, Inc.                                189,141


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CHEMICALS (CONTINUED)
        1,438  International Flavors & Fragrances,
                  Inc.                                  $     187,357
                                                        -------------
                                                              759,714
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.6%
        2,731  Stericycle, Inc. (a)                           168,475
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.4%
        4,135  Cisco Systems, Inc.                            197,529
        1,015  F5 Networks, Inc. (a)                          191,957
                                                        -------------
                                                              389,486
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 1.4%
        3,655  Fluor Corp.                                    209,833
        5,284  Quanta Services, Inc. (a)                      182,774
                                                        -------------
                                                              392,607
                                                        -------------
               CONSUMER FINANCE -- 2.0%
        1,807  American Express Co.                           191,506
        1,897  Capital One Financial Corp.                    187,974
       13,462  Navient Corp.                                  183,621
                                                        -------------
                                                              563,101
                                                        -------------
               CONTAINERS & PACKAGING -- 1.3%
        1,758  Avery Dennison Corp.                           184,907
        4,140  Sealed Air Corp.                               166,055
                                                        -------------
                                                              350,962
                                                        -------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.7%
        7,513  H&R Block, Inc.                                203,302
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 1.4%
          949  Berkshire Hathaway, Inc.,
                  Class B (a)                                 198,075
        7,841  Jefferies Financial Group, Inc.                182,068
                                                        -------------
                                                              380,143
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
        5,424  AT&T, Inc.                                     173,243
        3,484  Verizon Communications, Inc.                   189,425
                                                        -------------
                                                              362,668
                                                        -------------
               ELECTRIC UTILITIES -- 3.7%
        4,107  Alliant Energy Corp.                           175,944
        2,208  Duke Energy Corp.                              179,378
        4,119  Exelon Corp.                                   180,041
        1,050  NextEra Energy, Inc.                           178,605
        2,157  Pinnacle West Capital Corp.                    169,432
        3,751  Southern (The) Co.                             164,219
                                                        -------------
                                                            1,047,619
                                                        -------------
               ELECTRICAL EQUIPMENT -- 1.4%
        1,339  Acuity Brands, Inc.                            204,653
        2,559  Emerson Electric Co.                           196,352
                                                        -------------
                                                              401,005
                                                        -------------


Page 10                 See Notes to Financial Statements

EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.8%
        3,427  FLIR Systems, Inc.                       $     215,010
                                                        -------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.8%
        3,982  Halliburton Co.                                158,842
        2,775  Helmerich & Payne, Inc.                        181,957
        2,688  Schlumberger Ltd.                              169,774
                                                        -------------
                                                              510,573
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 3.9%
        4,189  Apartment Investment &
                  Management Co., Class A                     183,478
        1,409  Federal Realty Investment Trust                184,030
        4,973  Iron Mountain, Inc.                            179,525
       10,604  Kimco Realty Corp.                             181,434
        1,029  Simon Property Group, Inc.                     188,338
        1,747  SL Green Realty Corp.                          182,387
                                                        -------------
                                                            1,099,192
                                                        -------------
               FOOD & STAPLES RETAILING -- 2.1%
          853  Costco Wholesale Corp.                         198,860
        2,911  Walgreens Boots Alliance, Inc.                 199,578
        2,091  Walmart, Inc.                                  200,443
                                                        -------------
                                                              598,881
                                                        -------------
               FOOD PRODUCTS -- 2.5%
        1,903  Hershey (The) Co.                              191,289
        1,647  J.M. Smucker (The) Co.                         170,267
        2,822  Kraft Heinz (The) Co.                          164,438
        4,315  Mondelez International, Inc.,
                  Class A                                     184,337
                                                        -------------
                                                              710,331
                                                        -------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 3.3%
        2,902  Abbott Laboratories                            193,970
        1,793  Danaher Corp.                                  185,647
        3,985  DENTSPLY SIRONA, Inc.                          159,081
        2,058  Medtronic PLC                                  198,412
        1,553  Varian Medical Systems, Inc. (a)               173,967
                                                        -------------
                                                              911,077
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 2.2%
        2,738  CVS Health Corp.                               206,007
          714  UnitedHealth Group, Inc.                       191,680
        1,587  Universal Health Services, Inc.,
                  Class B                                     206,564
                                                        -------------
                                                              604,251
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.0%
        1,128  McDonald's Corp.                               182,996
        3,614  Starbucks Corp.                                193,168
        4,036  Wyndham Destinations, Inc.                     178,391
                                                        -------------
                                                              554,555
                                                        -------------


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               HOUSEHOLD DURABLES -- 0.6%
        3,995  Leggett & Platt, Inc.                    $     181,533
                                                        -------------
               HOUSEHOLD PRODUCTS -- 2.0%
        3,325  Church & Dwight Co., Inc.                      188,129
        2,728  Colgate-Palmolive Co.                          181,166
        2,263  Procter & Gamble (The) Co.                     187,716
                                                        -------------
                                                              557,011
                                                        -------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY PRODUCERS
                  -- 1.4%
       13,583  AES (The) Corp.                                182,827
        5,791  NRG Energy, Inc.                               204,944
                                                        -------------
                                                              387,771
                                                        -------------
               INDUSTRIAL CONGLOMERATES -- 2.0%
          901  3M Co.                                         190,039
       13,217  General Electric Co.                           171,028
        1,216  Honeywell International, Inc.                  193,417
                                                        -------------
                                                              554,484
                                                        -------------
               INSURANCE -- 3.2%
        1,924  Allstate (The) Corp.                           193,497
        3,286  American International Group,
                  Inc.                                        174,716
        1,684  Assurant, Inc.                                 173,149
        4,357  Brighthouse Financial, Inc. (a)                180,859
        4,062  MetLife, Inc.                                  186,405
                                                        -------------
                                                              908,626
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.9%
          104  Amazon.com, Inc. (a)                           209,322
           85  Booking Holdings, Inc. (a)                     165,882
          453  Netflix, Inc. (a)                              166,559
                                                        -------------
                                                              541,763
                                                        -------------
               INTERNET SOFTWARE & SERVICES
                  -- 1.3%
          158  Alphabet, Inc., Class A (a)                    194,624
          918  Facebook, Inc., Class A (a)                    161,320
                                                        -------------
                                                              355,944
                                                        -------------
               IT SERVICES -- 4.0%
        1,083  Accenture PLC, Class A                         183,103
        1,268  International Business Machines
                  Corp.                                       185,737
          902  Mastercard, Inc., Class A                      194,435
        2,123  PayPal Holdings, Inc. (a)                      196,016
        1,344  Visa, Inc., Class A                            197,420
        8,779  Western Union (The) Co.                        166,099
                                                        -------------
                                                            1,122,810
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.8%
        2,417  PerkinElmer, Inc.                              223,403
                                                        -------------
               MACHINERY -- 1.5%
        1,319  Caterpillar, Inc.                              183,143
        4,384  Flowserve Corp.                                228,494
                                                        -------------
                                                              411,637
                                                        -------------


                        See Notes to Financial Statements                Page 11

EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA -- 2.6%
          593  Charter Communications, Inc.,
                  Class A (a)                           $     184,067
        5,333  Comcast Corp., Class A                         197,268
        3,625  Twenty-First Century Fox, Inc.,
                  Class A                                     164,575
        1,689  Walt Disney (The) Co.                          189,202
                                                        -------------
                                                              735,112
                                                        -------------
               MULTILINE RETAIL -- 0.7%
        2,309  Target Corp.                                   202,037
                                                        -------------
               MULTI-UTILITIES -- 0.6%
        6,608  NiSource, Inc.                                 178,879
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.5%
        7,564  Cabot Oil & Gas Corp.                          180,250
        1,411  Chevron Corp.                                  167,147
        1,814  Cimarex Energy Co.                             153,247
        2,530  ConocoPhillips                                 185,778
        2,152  Exxon Mobil Corp.                              172,526
       10,037  Kinder Morgan, Inc.                            177,655
        5,971  Newfield Exploration Co. (a)                   162,889
        2,114  Occidental Petroleum Corp.                     168,845
       10,557  Range Resources Corp.                          173,346
                                                        -------------
                                                            1,541,683
                                                        -------------
               PERSONAL PRODUCTS -- 0.6%
       12,728  Coty, Inc., Class A                            157,318
                                                        -------------
               PHARMACEUTICALS -- 5.0%
        1,043  Allergan PLC                                   199,954
        3,191  Bristol-Myers Squibb Co.                       193,215
        2,046  Eli Lilly and Co.                              216,160
        1,441  Johnson & Johnson                              194,088
        2,908  Merck & Co., Inc.                              199,460
        2,390  Perrigo Co. PLC                                182,859
        4,868  Pfizer, Inc.                                   202,119
                                                        -------------
                                                            1,387,855
                                                        -------------
               ROAD & RAIL -- 0.7%
        1,250  Union Pacific Corp.                            188,275
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.4%
        3,544  Intel Corp.                                    171,636
          746  NVIDIA Corp.                                   209,387
        2,252  Qorvo, Inc. (a)                                180,363
        3,164  QUALCOMM, Inc.                                 217,398
        1,613  Texas Instruments, Inc.                        181,301
                                                        -------------
                                                              960,085
                                                        -------------
               SOFTWARE -- 1.4%
        1,787  Microsoft Corp.                                200,734
        3,965  Oracle Corp.                                   192,619
                                                        -------------
                                                              393,353
                                                        -------------


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               SPECIALTY RETAIL -- 2.0%
        3,388  Foot Locker, Inc.                            $ 167,028
          915  Home Depot (The), Inc.                         183,705
        1,863  Lowe's Cos., Inc.                              202,601
                                                        -------------
                                                              553,334
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.5%
          956  Apple, Inc.                                    217,614
        7,255  Xerox Corp.                                    202,125
                                                        -------------
                                                              419,739
                                                        -------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 0.7%
        2,308  NIKE, Inc., Class B                            189,718
                                                        -------------
               TOBACCO -- 1.3%
        3,139  Altria Group, Inc.                             183,694
        2,187  Philip Morris International, Inc.              170,346
                                                        -------------
                                                              354,040
                                                        -------------
               TOTAL COMMON STOCKS -- 99.7%                27,904,670
               (Cost $25,726,794)                       -------------

               MONEY MARKET FUNDS -- 0.1%
       40,147  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional Class -
                  1.84% (b)                                    40,147
               (Cost $40,147)                           -------------

               TOTAL INVESTMENTS -- 99.8%                  27,944,817
               (Cost $25,766,941) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.2%                          43,267
                                                        -------------
               NET ASSETS -- 100.0%                     $  27,988,084
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2018.

(c) Aggregate cost for federal income tax purposes is $26,534,234. As of August 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,188,886 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $778,303. The net unrealized appreciation was $1,410,583.


Page 12                 See Notes to Financial Statements

EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                            LEVEL 1          LEVEL 2          LEVEL 3
                          ---------------------------------------------
Common Stocks*            $27,904,670        $    --          $    --
Money Market Funds             40,147             --               --
                          ---------------------------------------------
Total Investments         $27,944,817        $    --          $    --
                          =============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 13

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.7%
               AEROSPACE & DEFENSE -- 3.3%
        1,167  Boeing (The) Co.                         $     400,036
        2,063  General Dynamics Corp.                         398,984
        1,307  Lockheed Martin Corp.                          418,776
        2,008  Raytheon Co.                                   400,475
        3,118  United Technologies Corp.                      410,641
                                                        -------------
                                                            2,028,912
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 1.4%
        1,712  FedEx Corp.                                    417,642
        3,693  United Parcel Service, Inc., Class B           453,796
                                                        -------------
                                                              871,438
                                                        -------------
               AUTO COMPONENTS -- 0.6%
       16,708  Goodyear Tire & Rubber (The) Co.               379,105
                                                        -------------
               AUTOMOBILES -- 1.1%
       35,530  Ford Motor Co.                                 336,825
        9,966  General Motors Co.                             359,274
                                                        -------------
                                                              696,099
                                                        -------------
               BANKS -- 4.1%
       13,996  Bank of America Corp.                          432,896
        5,887  Citigroup, Inc.                                419,390
        3,757  JPMorgan Chase & Co.                           430,477
       21,486  People's United Financial, Inc.                397,706
        7,835  U.S. Bancorp                                   423,952
        7,008  Wells Fargo & Co.                              409,828
                                                        -------------
                                                            2,514,249
                                                        -------------
               BEVERAGES -- 1.9%
        8,856  Coca-Cola (The) Co.                            394,712
        5,769  Molson Coors Brewing Co.,
                  Class B                                     385,023
        3,582  PepsiCo, Inc.                                  401,220
                                                        -------------
                                                            1,180,955
                                                        -------------
               BIOTECHNOLOGY -- 3.5%
        4,174  AbbVie, Inc.                                   400,621
        2,104  Amgen, Inc.                                    420,400
        1,333  Biogen, Inc. (a)                               471,202
        4,972  Celgene Corp. (a)                              469,605
        5,474  Gilead Sciences, Inc.                          414,546
                                                        -------------
                                                            2,176,374
                                                        -------------
               CAPITAL MARKETS -- 2.6%
        7,308  Bank of New York Mellon (The)
                  Corp.                                       381,112
          796  BlackRock, Inc.                                381,332
        1,772  Goldman Sachs Group (The), Inc.                421,399
        8,286  Morgan Stanley                                 404,606
                                                        -------------
                                                            1,588,449
                                                        -------------
               CHEMICALS -- 2.7%
        4,043  Albemarle Corp.                                386,187
        8,855  CF Industries Holdings, Inc.                   460,017
        5,959  DowDuPont, Inc.                                417,905
        3,178  International Flavors & Fragrances,
                  Inc.                                        414,062
                                                        -------------
                                                            1,678,171
                                                        -------------


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.6%
        6,034  Stericycle, Inc. (a)                     $     372,237
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.4%
        9,131  Cisco Systems, Inc.                            436,188
        2,240  F5 Networks, Inc. (a)                          423,629
                                                        -------------
                                                              859,817
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 1.4%
        8,071  Fluor Corp.                                    463,356
       11,677  Quanta Services, Inc. (a)                      403,908
                                                        -------------
                                                              867,264
                                                        -------------
               CONSUMER FINANCE -- 2.0%
        3,992  American Express Co.                           423,072
        4,193  Capital One Financial Corp.                    415,485
       29,736  Navient Corp.                                  405,599
                                                        -------------
                                                            1,244,156
                                                        -------------
               CONTAINERS & PACKAGING -- 1.3%
        3,884  Avery Dennison Corp.                           408,519
        9,150  Sealed Air Corp.                               367,007
                                                        -------------
                                                              775,526
                                                        -------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.7%
       16,605  H&R Block, Inc.                                449,331
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 1.4%
        2,101  Berkshire Hathaway, Inc.,
                  Class B (a)                                 438,521
       17,329  Jefferies Financial Group, Inc.                402,379
                                                        -------------
                                                              840,900
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
       11,992  AT&T, Inc.                                     383,025
        7,700  Verizon Communications, Inc.                   418,649
                                                        -------------
                                                              801,674
                                                        -------------
               ELECTRIC UTILITIES -- 3.7%
        9,077  Alliant Energy Corp.                           388,859
        4,879  Duke Energy Corp.                              396,370
        9,098  Exelon Corp.                                   397,673
        2,319  NextEra Energy, Inc.                           394,462
        4,764  Pinnacle West Capital Corp.                    374,212
        8,288  Southern (The) Co.                             362,849
                                                        -------------
                                                            2,314,425
                                                        -------------
               ELECTRICAL EQUIPMENT -- 1.4%
        2,959  Acuity Brands, Inc.                            452,253
        5,656  Emerson Electric Co.                           433,985
                                                        -------------
                                                              886,238
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.8%
        7,564  FLIR Systems, Inc.                             474,565
                                                        -------------


Page 14                 See Notes to Financial Statements

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ENERGY EQUIPMENT & SERVICES
                  -- 1.8%
        8,794  Halliburton Co.                          $     350,792
        6,126  Helmerich & Payne, Inc.                        401,682
        5,936  Schlumberger Ltd.                              374,918
                                                        -------------
                                                            1,127,392
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 3.9%
        9,264  Apartment Investment &
                  Management Co., Class A                     405,763
        3,112  Federal Realty Investment Trust                406,458
       10,984  Iron Mountain, Inc.                            396,523
       23,442  Kimco Realty Corp.                             401,093
        2,274  Simon Property Group, Inc.                     416,210
        3,861  SL Green Realty Corp.                          403,088
                                                        -------------
                                                            2,429,135
                                                        -------------
               FOOD & STAPLES RETAILING -- 2.1%
        1,886  Costco Wholesale Corp.                         439,683
        6,431  Walgreens Boots Alliance, Inc.                 440,910
        4,621  Walmart, Inc.                                  442,969
                                                        -------------
                                                            1,323,562
                                                        -------------
               FOOD PRODUCTS -- 2.5%
        4,205  Hershey (The) Co.                              422,686
        3,644  J.M. Smucker (The) Co.                         376,717
        6,238  Kraft Heinz (The) Co.                          363,488
        9,544  Mondelez International, Inc.,
                  Class A                                     407,720
                                                        -------------
                                                            1,570,611
                                                        -------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 3.3%
        6,412  Abbott Laboratories                            428,578
        3,963  Danaher Corp.                                  410,329
        8,806  DENTSPLY SIRONA, Inc.                          351,535
        4,549  Medtronic PLC                                  438,569
        3,432  Varian Medical Systems, Inc. (a)               384,453
                                                        -------------
                                                            2,013,464
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 2.2%
        6,050  CVS Health Corp.                               455,202
        1,579  UnitedHealth Group, Inc.                       423,898
        3,507  Universal Health Services, Inc.,
                  Class B                                     456,471
                                                        -------------
                                                            1,335,571
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.0%
        2,494  McDonald's Corp.                               404,601
        7,989  Starbucks Corp.                                427,012
        8,914  Wyndham Destinations, Inc.                     393,999
                                                        -------------
                                                            1,225,612
                                                        -------------
               HOUSEHOLD DURABLES -- 0.6%
        8,821  Leggett & Platt, Inc.                          400,826
                                                        -------------


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               HOUSEHOLD PRODUCTS -- 2.0%
        7,348  Church & Dwight Co., Inc.                $     415,750
        6,029  Colgate-Palmolive Co.                          400,386
        5,000  Procter & Gamble (The) Co.                     414,750
                                                        -------------
                                                            1,230,886
                                                        -------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY PRODUCERS
                  -- 1.4%
       30,006  AES (The) Corp.                                403,881
       12,786  NRG Energy, Inc.                               452,496
                                                        -------------
                                                              856,377
                                                        -------------
               INDUSTRIAL CONGLOMERATES -- 2.0%
        1,995  3M Co.                                         420,785
       29,207  General Electric Co.                           377,939
        2,690  Honeywell International, Inc.                  427,871
                                                        -------------
                                                            1,226,595
                                                        -------------
               INSURANCE -- 3.2%
        4,253  Allstate (The) Corp.                           427,724
        7,266  American International Group, Inc.             386,334
        3,727  Assurant, Inc.                                 383,210
        9,625  Brighthouse Financial, Inc. (a)                399,534
        8,971  MetLife, Inc.                                  411,679
                                                        -------------
                                                            2,008,481
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.9%
          229  Amazon.com, Inc. (a)                           460,910
          192  Booking Holdings, Inc. (a)                     374,698
          998  Netflix, Inc. (a)                              366,945
                                                        -------------
                                                            1,202,553
                                                        -------------
               INTERNET SOFTWARE & SERVICES
                  -- 1.3%
          349  Alphabet, Inc., Class A (a)                    429,898
        2,026  Facebook, Inc., Class A (a)                    356,029
                                                        -------------
                                                              785,927
                                                        -------------
               IT SERVICES -- 4.0%
        2,393  Accenture PLC, Class A                         404,585
        2,800  International Business Machines
                  Corp.                                       410,144
        1,993  Mastercard, Inc., Class A                      429,611
        4,689  PayPal Holdings, Inc. (a)                      432,935
        2,967  Visa, Inc., Class A                            435,823
       19,396  Western Union (The) Co.                        366,972
                                                        -------------
                                                            2,480,070
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.8%
        5,342  PerkinElmer, Inc.                              493,761
                                                        -------------
               MACHINERY -- 1.5%
        2,912  Caterpillar, Inc.                              404,331
        9,681  Flowserve Corp.                                504,574
                                                        -------------
                                                              908,905
                                                        -------------


                        See Notes to Financial Statements                Page 15

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA -- 2.6%
        1,312  Charter Communications, Inc.,
                  Class A (a)                           $     407,245
       11,784  Comcast Corp., Class A                         435,890
        8,019  Twenty-First Century Fox, Inc.,
                  Class A                                     364,062
        3,733  Walt Disney (The) Co.                          418,171
                                                        -------------
                                                            1,625,368
                                                        -------------
               MULTILINE RETAIL -- 0.7%
        5,103  Target Corp.                                   446,513
                                                        -------------
               MULTI-UTILITIES -- 0.6%
       14,607  NiSource, Inc.                                 395,412
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.5%
       16,728  Cabot Oil & Gas Corp.                          398,628
        3,119  Chevron Corp.                                  369,477
        3,999  Cimarex Energy Co.                             337,836
        5,588  ConocoPhillips                                 410,327
        4,755  Exxon Mobil Corp.                              381,208
       22,177  Kinder Morgan, Inc.                            392,533
       13,191  Newfield Exploration Co. (a)                   359,851
        4,674  Occidental Petroleum Corp.                     373,312
       23,315  Range Resources Corp.                          382,831
                                                        -------------
                                                            3,406,003
                                                        -------------
               PERSONAL PRODUCTS -- 0.6%
       28,129  Coty, Inc., Class A                            347,674
                                                        -------------
               PHARMACEUTICALS -- 5.0%
        2,301  Allergan PLC                                   441,125
        7,056  Bristol-Myers Squibb Co.                       427,241
        4,518  Eli Lilly and Co.                              477,327
        3,184  Johnson & Johnson                              428,853
        6,426  Merck & Co., Inc.                              440,759
        5,281  Perrigo Co. PLC                                404,049
       10,754  Pfizer, Inc.                                   446,506
                                                        -------------
                                                            3,065,860
                                                        -------------
               ROAD & RAIL -- 0.7%
        2,760  Union Pacific Corp.                            415,711
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.4%
        7,833  Intel Corp.                                    379,352
        1,643  NVIDIA Corp.                                   461,157
        4,976  Qorvo, Inc. (a)                                398,528
        6,977  QUALCOMM, Inc.                                 479,390
        3,564  Texas Instruments, Inc.                        400,594
                                                        -------------
                                                            2,119,021
                                                        -------------
               SOFTWARE -- 1.4%
        3,943  Microsoft Corp.                                442,917
        8,762  Oracle Corp.                                   425,658
                                                        -------------
                                                              868,575
                                                        -------------


SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               SPECIALTY RETAIL -- 2.0%
        7,484  Foot Locker, Inc.                            $ 368,961
        2,021  Home Depot (The), Inc.                         405,756
        4,117  Lowe's Cos., Inc.                              447,724
                                                        -------------
                                                            1,222,441
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.5%
        2,108  Apple, Inc.                                    479,844
       16,020  Xerox Corp.                                    446,317
                                                        -------------
                                                              926,161
                                                        -------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 0.7%
        5,097  NIKE, Inc., Class B                            418,973
                                                        -------------
               TOBACCO -- 1.3%
        6,939  Altria Group, Inc.                             406,071
        4,834  Philip Morris International, Inc.              376,520
                                                        -------------
                                                              782,591
                                                        -------------
               TOTAL COMMON STOCKS -- 99.7%                61,659,916
               (Cost $56,903,668)                       -------------

               MONEY MARKET FUNDS -- 0.1%
       80,818  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional Class -
                  1.84% (b)                                    80,818
               (Cost $80,818)                           -------------

               TOTAL INVESTMENTS -- 99.8%                  61,740,734
               (Cost $56,984,486) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.2%                          94,927
                                                        -------------
               NET ASSETS -- 100.0%                     $  61,835,661
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2018.

(c) Aggregate cost for federal income tax purposes is $58,707,211. As of August 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,589,229 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,555,706. The net unrealized appreciation was $3,033,523.


Page 16                 See Notes to Financial Statements

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                            LEVEL 1          LEVEL 2          LEVEL 3
                          ---------------------------------------------
Common Stocks*            $61,659,916        $    --          $    --
Money Market Funds             80,818             --               --
                          ---------------------------------------------
Total Investments         $61,740,734        $    --          $    --
                          =============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 17

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2018

                                                                                                     EQUITYCOMPASS
                                                                              EQUITYCOMPASS            TACTICAL
                                                                            RISK MANAGER ETF       RISK MANAGER ETF
                                                                                  (ERM)                 (TERM)
                                                                             ---------------        ---------------
ASSETS:
Investments, at value..................................................      $    27,944,817        $    61,740,734
Receivables:
   Dividends...........................................................               58,524                128,492
                                                                             ---------------        ---------------
   Total Assets........................................................           28,003,341             61,869,226
                                                                             ---------------        ---------------
LIABILITIES:
Payables:
   Investment advisory fees............................................               15,257                 33,565
                                                                             ---------------        ---------------
   Total Liabilities...................................................               15,257                 33,565
                                                                             ---------------        ---------------
NET ASSETS.............................................................      $    27,988,084        $    61,835,661
                                                                             ===============        ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    26,366,894        $    58,721,122
Par value..............................................................               12,000                 26,500
Accumulated net investment income (loss)...............................              194,252                200,281
Accumulated net realized gain (loss) on investments....................             (762,938)            (1,868,490)
Net unrealized appreciation (depreciation) on investments..............            2,177,876              4,756,248
                                                                             ---------------        ---------------
NET ASSETS.............................................................      $    27,988,084        $    61,835,661
                                                                             ===============        ===============
NET ASSET VALUE, per share.............................................      $         23.32        $         23.33
                                                                             ===============        ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            1,200,002              2,650,002
                                                                             ===============        ===============
Investments, at cost...................................................      $    25,766,941        $    56,984,486
                                                                             ===============        ===============


Page 18                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2018

                                                                                                     EQUITYCOMPASS
                                                                              EQUITYCOMPASS            TACTICAL
                                                                            RISK MANAGER ETF       RISK MANAGER ETF
                                                                                  (ERM)                 (TERM)
                                                                             ---------------        ---------------
INVESTMENT INCOME:
Dividends - Unaffiliated...............................................      $       447,790        $       905,188
Dividends - Affiliated.................................................               15,157                 32,370
                                                                             ---------------        ---------------
   Total investment income.............................................              462,947                937,558
                                                                             ---------------        ---------------
EXPENSES:
Investment advisory fees...............................................              139,463                282,385
                                                                             ---------------        ---------------
   Total expenses......................................................              139,463                282,385
   Less fees waived by the investment advisor..........................               (2,643)                (5,499)
                                                                             ---------------        ---------------
   Net expenses........................................................              136,820                276,886
                                                                             ---------------        ---------------
NET INVESTMENT INCOME (LOSS)...........................................              326,127                660,672
                                                                             ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................             (709,319)            (1,968,003)
   Investments - Affiliated............................................                  879                  1,025
   In-kind redemptions.................................................            1,023,680              2,254,744
                                                                             ---------------        ---------------
Net realized gain (loss)...............................................              315,240                287,766
                                                                             ---------------        ---------------

Net change in unrealized appreciation (depreciation) on investments....            2,144,807              4,686,511
                                                                             ---------------        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            2,460,047              4,974,277
                                                                             ---------------        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     2,786,174        $     5,634,949
                                                                             ===============        ===============


                        See Notes to Financial Statements                Page 19

FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        EQUITYCOMPASS                      EQUITYCOMPASS
                                                                       RISK MANAGER ETF              TACTICAL RISK MANAGER ETF
                                                                            (ERM)                              (TERM)
                                                               --------------------------------   --------------------------------
                                                                    YEAR            PERIOD             YEAR            PERIOD
                                                                    ENDED            ENDED             ENDED            ENDED
                                                                  8/31/2018      8/31/2017 (a)       8/31/2018      8/31/2017 (a)
                                                               ---------------  ---------------   ---------------  ---------------
OPERATIONS:
Net investment income (loss)..............................     $       326,127  $        40,052   $       660,672  $        81,455
Net realized gain (loss)..................................             315,240           45,994           287,766           53,817
Net change in unrealized appreciation (depreciation)......           2,144,807           33,069         4,686,511           69,737
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations........................................           2,786,174          119,115         5,634,949          205,009
                                                               ---------------  ---------------   ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................            (262,760)          (9,950)         (520,836)         (21,010)
                                                               ---------------  ---------------   ---------------  ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................          21,810,197       11,149,675        48,493,246       23,376,625
Cost of shares redeemed...................................          (6,595,086)      (1,009,281)      (14,322,924)      (1,009,398)
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................          15,215,111       10,140,394        34,170,322       22,367,227
                                                               ---------------  ---------------   ---------------  ---------------
Total increase (decrease) in net assets...................          17,738,525       10,249,559        39,284,435       22,551,226
NET ASSETS:
Beginning of period.......................................          10,249,559               --        22,551,226               --
                                                               ---------------  ---------------   ---------------  ---------------
End of period.............................................     $    27,988,084  $    10,249,559   $    61,835,661  $    22,551,226
                                                               ===============  ===============   ===============  ===============
Accumulated net investment income (loss)
   at end of period.......................................     $       194,252  $        30,102   $       200,281  $        60,445
                                                               ===============  ===============   ===============  ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................             500,002               --         1,100,002               --
Shares sold...............................................           1,000,000          550,002         2,200,000        1,150,002
Shares redeemed...........................................            (300,000)         (50,000)         (650,000)         (50,000)
                                                               ---------------  ---------------   ---------------  ---------------
Shares outstanding, end of period.........................           1,200,002          500,002         2,650,002        1,100,002
                                                               ===============  ===============   ===============  ===============

(a) Inception date is April 10, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 20                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

EQUITYCOMPASS RISK MANAGER ETF (ERM)

                                                                      YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                    8/31/2018      8/31/2017 (a)
                                                                 ---------------  ---------------
Net asset value, beginning of period............................    $   20.50        $   20.05
                                                                    ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................         0.30             0.10
Net realized and unrealized gain (loss).........................         2.80             0.39
                                                                    ---------        ---------
Total from investment operations................................         3.10             0.49
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................................        (0.28)           (0.04)
                                                                    ---------        ---------
Net asset value, end of period..................................    $   23.32        $   20.50
                                                                    =========        =========
TOTAL RETURN (b)................................................        15.23%            2.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................    $  27,988        $  10,250
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)...............         0.65%            0.65% (d)
Ratio of net expenses to average net assets (c).................         0.64%            0.65% (d)
Ratio of net investment income (loss) to average net assets.....         1.52%            1.81% (d)
Portfolio turnover rate (e).....................................          121%               8%


EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)

                                                                      YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                    8/31/2018      8/31/2017 (a)
                                                                 ---------------  ---------------
Net asset value, beginning of period............................    $   20.50        $   20.05
                                                                    ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................         0.29             0.09
Net realized and unrealized gain (loss).........................         2.81             0.40
                                                                    ---------        ---------
Total from investment operations................................         3.10             0.49
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................................        (0.27)           (0.04)
                                                                    ---------        ---------
Net asset value, end of period..................................    $   23.33        $   20.50
                                                                    =========        =========
TOTAL RETURN (b)................................................        15.24%            2.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................    $  61,836        $  22,551
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)...............        0.65%             0.65% (d)
Ratio of net expenses to average net assets (c).................        0.64%             0.65% (d)
Ratio of net investment income (loss) to average net assets.....        1.52%             1.85% (d)
Portfolio turnover rate (e).....................................         120%               10%

(a) Inception date is April 10, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(c) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the two funds listed below. The shares of each fund are listed and traded on the NYSE Arca, Inc. ("NYSE Arca").

      EquityCompass Risk Manager ETF - (NYSE Arca ticker "ERM")
      EquityCompass Tactical Risk Manager ETF - (NYSE Arca ticker "TERM")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities.

Each Fund is an actively managed exchange-traded fund. ERM's and TERM's investment objective is to seek to provide long term capital appreciation with capital preservation as a secondary objective. Each Fund seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the U.S. or listed on a U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Fund's sub-advisor, Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (the "Sub-Advisor"), each Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds ("ETFs"), or each Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short Maturity ETF (FTSM). During an unfavorable market period, TERM may also invest in inverse ETFs which seek to provide investments results that match a negative return of the performance of an underlying index like the S&P 500(R).

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

C. AFFILIATED TRANSACTIONS

Each Fund invests in securities of affiliated funds. Dividend income, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

Amounts related to these investments for the fiscal year ended August 31, 2018 for ERM and TERM are as follows:

                                                                                CHANGE IN
                                                                               UNREALIZED   REALIZED
                         SHARES AT    VALUE AT                                APPRECIATION    GAIN       VALUE AT     DIVIDEND
SECURITY NAME            8/31/2018    8/31/2017     PURCHASES       SALES    (DEPRECIATION)  (LOSS)      8/31/2018     INCOME
------------------------------------------------------------------------------------------------------------------------------
ERM
First Trust Enhanced
   Short Maturity ETF       --        $      --    $10,174,877  $(10,175,756)  $       --   $   879      $      --     $15,157
                                      ========================================================================================

TERM
First Trust Enhanced
   Short Maturity ETF       --        $      --    $20,344,204  $(20,345,229)  $       --   $ 1,025      $      --     $32,370
                                      ========================================================================================

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly by each Fund. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2018 was as follows:

                                                               Distributions  Distributions  Distributions
                                                                 paid from       paid from     paid from
                                                                  Ordinary        Capital      Return of
                                                                   Income          Gains        Capital
                                                               -------------  -------------  -------------
EquityCompass Risk Manager ETF                                  $   262,760    $        --    $        --
EquityCompass Tactical Risk Manager ETF                             520,836             --             --

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2017 was as follows:

                                                               Distributions  Distributions  Distributions
                                                                 paid from       paid from     paid from
                                                                  Ordinary        Capital      Return of
                                                                   Income          Gains        Capital
                                                               -------------  -------------  -------------
EquityCompass Risk Manager ETF                                  $     9,950    $        --    $        --
EquityCompass Tactical Risk Manager ETF                              21,010             --             --

As of August 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                               Accumulated        Net
                                                               Undistributed   Capital and    Unrealized
                                                                 Ordinary         Other      Appreciation
                                                                  Income       Gain (Loss)  (Depreciation)
                                                               -------------  -------------  -------------
EquityCompass Risk Manager ETF                                  $   194,252    $     4,355    $ 1,410,583
EquityCompass Tactical Risk Manager ETF                             200,281       (145,765)     3,033,523

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017 and 2018 remain open to federal and state audit. As of August 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2018, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


                                                       Non-Expiring Capital Loss
                                                              Carryforwards
                                                      --------------------------
EquityCompass Risk Manager ETF                                $        --
EquityCompass Tactical Risk Manager ETF                           145,765

During the taxable year ended August 31, 2018, the following Funds utilized Post-enactment capital loss carryforwards in the following amounts:

                                                         Capital Loss Utilized
                                                      --------------------------
EquityCompass Risk Manager ETF                                $     5,896
EquityCompass Tactical Risk Manager ETF                                --

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2018, the adjustments for each Fund were as follows:

                                                                                Accumulated
                                                                Accumulated     Net Realized
                                                               Net Investment   Gain (Loss)       Paid-in
                                                               Income (Loss)   on Investments     Capital
                                                               --------------  --------------  -------------
EquityCompass Risk Manager ETF                                   $  100,783     $ (1,059,722)   $   958,939
EquityCompass Tactical Risk Manager ETF                                  --       (2,135,452)     2,135,452

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

The Funds and First Trust have retained the Sub-Advisor to provide recommendations to the Advisor regarding the selection and allocation of the securities in each Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund's assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Funds have each agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, each Fund incurs acquired fund fees and expenses. The total of unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

Pursuant to a contractual agreement between the Trust, on behalf of the Funds, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by the Funds on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Funds' management agreement with First Trust; however, it is expected to remain in place at least until April 10, 2019. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. During the fiscal year ended August 31, 2018, the Advisor waived fees of $2,643 and $5,499 for ERM and TERM, respectively.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                  Purchases        Sales
                                                                ------------    ------------
EquityCompass Risk Manager ETF                                  $ 25,353,463    $ 25,274,561
EquityCompass Tactical Risk Manager ETF                           51,584,237      51,445,605

For the fiscal year ended August 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                  Purchases        Sales
                                                                ------------    ------------
EquityCompass Risk Manager ETF                                  $ 21,748,184    $  6,593,057
EquityCompass Tactical Risk Manager ETF                           48,385,450      14,307,022

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2018

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF EQUITYCOMPASS RISK MANAGER ETF AND EQUITYCOMPASS TACTICAL RISK MANAGER ETF:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of EquityCompass Risk Manager ETF and EquityCompass Tactical Risk Manager ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII (the "Trust"), including the portfolios of investments, as of August 31, 2018, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, and the period from April 10, 2017 (commencement of operations) through August 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios included in the First Trust Exchange-Traded Fund VIII as of August 31, 2018, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended, and for the period from April 10, 2017 (commencement of operations) through August 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                    Dividends Received Deduction
                                                    ----------------------------
EquityCompass Risk Manager ETF                                 95.53%
EquityCompass Tactical Risk Manager ETF                       100.00%

For the taxable year ended August 31, 2018, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                     Qualified Dividend Income
                                                    ----------------------------
EquityCompass Risk Manager ETF                                100.00%
EquityCompass Tactical Risk Manager ETF                       100.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund VIII (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, the Advisor and Choice Financial Partners, Inc. d/b/a EquityCompass Strategies (the "Sub-Advisor") on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

      EquityCompass Equity Risk Manager ETF (ERM)
      EquityCompass Tactical Equity Risk Manager ETF (TERM)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (which for ERM were either mutual funds or exchange-traded funds ("ETFs") and for TERM were all ETFs) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds' investment portfolios, but that the Advisor executes each Fund's

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for each Fund was above the median total (net) expense ratio of the peer funds in its respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there was only one other actively-managed ETF in each Fund's Peer Group, that the remaining peer funds were either index-based ETFs or, for ERM, open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, only one peer fund in each Fund's respective Peer Group employed an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. Because each Fund commenced operations on April 10, 2017, and therefore each Fund has a limited performance history, performance information for the Peer Group and relevant benchmark indexes was not considered.

On the basis of all the information provided on the unitary fee of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the period from inception through December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2017. The Board noted the inherent

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements to the effect that it does not believe there are any economies of scale to be achieved in connection with providing sub-advisory services to the Funds and that the Sub-Advisor does not expect that its expenses relating to providing services to the Funds to change in the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its advisory fee, and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
  POSITION WITH THE TRUST          APPOINTED                   DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;           157        None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016); Member, Sportsmed LLC
                                                    (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investor Services, Inc.             157        Director of ADM
(1957)                                              (Futures Commission Merchant)                                 Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial and         157        Director of Trust
(1956)                                              Management Consulting)                                        Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),           157        Director of
(1954)                                              Managing Director and Chief Operating                         Covenant
                               o Since Inception    Officer (January 2015 to August 2018),                        Transport Inc.
                                                    Pelita Harapan Educational Foundation                         (May 2003 to
                                                    (Educational Products and Services);                          (May 2014)
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust               157        None
Chairman of the Board                               Advisors L.P. and First Trust
(1955)                         o Since Inception    Portfolios L.P.; Chairman of the
                                                    Board of Directors, BondWave LLC
                                                    (Software Development Company)
                                                    and Stonebridge Advisors LLC
                                                    (Investment Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                              POSITION AND            TERM OF OFFICE
       NAME                     OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief           o Indefinite Term    Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                  (January 2016 to Present), Controller (January 2011
                                                     o Since Inception    to January 2016), Senior Vice President (April 2007
                                                                          to January 2016), First Trust Advisors L.P. and First
                                                                          Trust Portfolios L.P.; Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC
                                                                          (Software Development Company) and Stonebridge
                                                                          Advisors LLC (Investment Advisor)

Donald P. Swade        Treasurer, Chief Financial    o Indefinite Term    Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                  President (April 2012 to July 2016), First Trust
                       Accounting Officer            o Since Inception    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine       Secretary and Chief           o Indefinite Term    General Counsel, First Trust Advisors L.P. and
(1960)                 Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception    Counsel, BondWave LLC; Secretary, Stonebridge
                                                                          Advisors LLC

Daniel J. Lindquist    Vice President                o Indefinite Term    Managing Director, First Trust Advisors L.P. and
(1970)                                                                    First Trust Portfolios L.P.
                                                     o Since Inception

Kristi A. Maher        Chief Compliance Officer      o Indefinite Term    Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                            and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin        Vice President                o Indefinite Term    Senior Vice President, First Trust Advisors L.P.
(1966)                                                                    and First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland            Vice President                o Indefinite Term    Senior Vice President, First Trust Advisors L.P.
(1970)                                                                    and First Trust Portfolios L.P.
                                                     o Since Inception


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

FIRST TRUST


First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Choice Financial Partners, Inc. d/b/a EquityCompass Strategies
1 South Street, 16th Floor
Baltimore, Maryland 21202

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $132,000 for the fiscal year ended August 31, 2017 and $171,000 for the fiscal year ended August 31, 2018.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2018.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $7,000 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2018.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for the fiscal year ended August 31, 2017 and $28,213 for the fiscal year ended August 31, 2018. These fees were related to tax returns.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2018.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2018.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2018.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended August 31, 2017 were $0 for the registrant, $44,000 for the registrant's investment adviser and $65,150 for the registrant's distributor; and for the fiscal year ended August 31, 2018, were $28,213 for the registrant, $48,190 for the registrant's investment adviser and $80,310 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

(b)   Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),or
this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Exchange-Traded Fund VIII
                -----------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 9, 2018
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 9, 2018
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 9, 2018
     ------------------

* Print the name and title of each signing officer under his or her signature.